                                                                EXHIBIT 17(i)

                               [BB&T FUNDS LOGO]

                        SUPPLEMENT DATED OCTOBER 3, 2006
                                     TO THE
                 CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS
                             DATED FEBRUARY 1, 2006

     THIS SUPPLEMENT PROVIDES THE FOLLOWING AMENDED AND SUPPLEMENTAL INFORMATION AND SUPERSEDES ANY INFORMATION TO THE CONTRARY IN THE CLASS A, CLASS B, AND CLASS C SHARES PROSPECTUS DATED FEBRUARY 1, 2006:

CHANGE IN PRINCIPAL RISKS

     Effective immediately, the "Principal Investment Risks" section of the Large Cap Fund (formerly the Large Cap Value Fund), on page 6 of the prospectus, is replaced in its entirety with the following:

PRINCIPAL INVESTMENT
RISKS Your investment in the Fund may be subject to the following principal risks:

                                 MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

                                 INVESTMENT STYLE RISK: The possibility that the market segment on which this Fund focuses -- large cap stocks -- will underperform other kinds of investments or market averages.

                                 The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see Additional Investment Strategies and Risks on page 107.

                   SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE.

BBT-SP-R3 1006

                               [BB&T FUNDS LOGO]

                         SUPPLEMENT DATED JULY 7, 2006
                                     TO THE
                 CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS
                             DATED FEBRUARY 1, 2006

     THIS SUPPLEMENT PROVIDES THE FOLLOWING AMENDED AND SUPPLEMENTAL INFORMATION AND SUPERSEDES ANY INFORMATION TO THE CONTRARY IN THE CLASS A, CLASS B, AND CLASS C SHARES PROSPECTUS DATED FEBRUARY 1, 2006:

CHANGE IN INVESTMENT STRATEGIES

     Effective 60 days from the date of this supplement, the principal investment strategy of the BB&T Large Cap Fund will be amended to define large capitalization companies, for purposes of the Fund's investment policy, as those companies within the capitalization range of the S&P 500(R) Index. Accordingly, the first paragraph under the "Principal Investment Strategies" section on page 6 of the prospectus will be replaced in its entirety with the following:

     PRINCIPAL INVESTMENT STRATEGIES

     To pursue this goal, the Fund invests primarily in domestically traded U.S. common stocks of large U.S. companies and U.S. traded equity stocks of foreign companies whose capitalization is within the range of those companies in the S&P 500(R) Index.

     In addition, the first paragraph on page 7 of the prospectus will be replaced in its entirety with the following:

     The chart and table on this page show how the Large Cap Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to those of the S&P 500(R) Index, a widely recognized, unmanaged index of common stocks, and the Russell 1000(R) Value Index, a widely recognized, unmanaged index of common stocks that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. Of course, past performance does not indicate how the Fund will perform in the future.

     The section entitled "Large Cap Fund" on page 107 of the prospectus will be replaced in its entirety with the following:

     LARGE CAP FUND - Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in the securities of large companies. This policy will not be changed without 60 days' advance notice to shareholders. Large companies are those companies with market capitalizations within the range of those companies in the S&P 500(R) Index. These stocks may include common stock, preferred stock, warrants, or debt instruments that are convertible to common stock.

CHANGE IN REDEMPTION FEE POLICY

     Effective July 24, 2006, the BB&T Funds will no longer assess redemption fees. Accordingly, all references to the payment of a redemption fee should be disregarded. In addition, the section entitled "Redemption Fees," on page 132 of the prospectus is hereby deleted in its entirety.

     The "Redemption Fee" row of each Fund's fee table will be revised to read as follows:

Redemption Fee(5)                     None   None   None

     The section entitled "Exchanging Your Shares" on page 138 of the prospectus is replaced in its entirety with the following:

     EXCHANGING YOUR SHARES

     You can exchange your shares in one Fund for shares of the same class of another BB&T Fund, usually without paying additional sales charges (see "Notes" below). You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable. Class A Shares, Class B Shares, and Class C Shares may also be exchanged for Institutional Shares of the same Fund if you become eligible to purchase Institutional Shares. Neither Class B Shares or Class C Shares may be exchanged for Class A Shares. Class C Shares may not be exchanged for Class B Shares. Please consult the Institutional Shares prospectus for more information. No transaction fees are currently charged for exchanges.

     The first three paragraphs under the section entitled "Market Timing" on page 138 of the prospectus are replaced in their entirety with the following:

     MARKET TIMING

     Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund's investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Fund due to market timing strategies, we have adopted certain policies and procedures. We reserve the right to close any account in which we have identified a pattern of excessive or abusive trading. We cannot guarantee that we will detect every market timer due to the limitations inherent in our technological systems.

                   SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE.

BBT-SP-R2 0706

                               [BB&T FUNDS LOGO]

                        SUPPLEMENT DATED MARCH 14, 2006

                                     TO THE
                 CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS
                             DATED FEBRUARY 1, 2006

     THIS SUPPLEMENT PROVIDES THE FOLLOWING AMENDED AND SUPPLEMENTAL INFORMATION AND SUPERSEDES ANY INFORMATION TO THE CONTRARY IN THE CLASS A, CLASS B, AND CLASS C SHARES PROSPECTUS DATED FEBRUARY 1, 2006:

CHANGE IN FUND NAME

     Effective March 14, 2006, the BB&T Large Cap Value Fund will be renamed the BB&T LARGE CAP FUND. All references in the prospectus to the Large Cap Value Fund should be construed to refer to the Large Cap Fund.

CHANGE TO BENCHMARK INDEX

     Effective March 14, 2006, the benchmark index of the Large Cap Fund has been changed in order to better represent the Fund's investment strategies for comparison purposes:

FUND                                         CURRENT BENCHMARK INDEX     NEW BENCHMARK INDEX
----                                        --------------------------   -------------------
BB&T Large Cap Fund                         Russell 1000(R) Value         S&P 500(R) Index
(formerly the Large Cap Value Fund)         Index

     Accordingly, the following information is added to the return table on page 7 of the prospectus:

                                                                         SINCE INCEPTION
                                          1 YEAR    5 YEAR    10 YEAR       (10/9/92)
                                          ------    ------    -------    ---------------
S&P 500(R) Index                          4.91%     0.54%     9.08%          11.02%
(reflects no deductions for fees, expenses, or
taxes)

CHANGE IN INVESTMENT STRATEGIES

     Effective March 14, 2006, the investment strategy of the Large Cap Fund (formerly the Large Cap Value Fund), on page 6 of the prospectus, will be amended to read as follows:

                       RISK/RETURN SUMMARY

PRINCIPAL INVESTMENT
STRATEGIES             To pursue this goal, the Fund invests primarily in
                       domestically traded U.S. common stocks of large U.S.
                       companies and U.S. traded equity stocks of foreign companies whose capitalization is within the range of those companies in the Russell 1000(R) Value Index.

                       In managing the Fund, the portfolio manager selects those stocks that he believes are undervalued and have a favorable outlook. In choosing individual stocks, the portfolio manager uses quantitative and qualitative processes to examine intrinsic value and the fundamental outlook of a particular issuer.

                       The Fund may also invest in certain other equity securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 107 or consult the SAI.

     Effective March 14, 2006, the "Principal Investment Risks" section of the International Equity Fund, on page 26 of the prospectus, will be amended to read as follows:

PRINCIPAL INVESTMENT
RISKS Your investment in the Fund may be subject to the following principal risks:

                       MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

                       INVESTMENT STYLE RISK: The possibility that the market segment on which this Fund focuses -- foreign value stocks -- will underperform other kinds of investments or market averages.

                       FOREIGN INVESTMENT RISK: Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by myriad factors, including currency restrictions and social, economic or political instability.

                       With respect to foreign currency risk, the portfolio manager may enter into forward currency exchange contracts for a number of purposes, including to more closely align the Fund's foreign currency exposure with that of the Morgan Stanley Capital International EAFE Index. This strategy may result in losses.

                       The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see Additional Investment Strategies and Risks on page 107 or consult the SAI.

     CAPITAL MANAGER CONSERVATIVE GROWTH FUND. Effective immediately, the last paragraph of disclosure under the heading "Risk/Return Summary" on page 87 of the prospectus is replaced in its entirety with the following:

          For a more complete description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 107 or consult the SAI.

     CAPITAL MANAGER MODERATE GROWTH FUND. Effective immediately, the last paragraph of disclosure under the heading "Risk/Return Summary" on page 92 of the prospectus is replaced in its entirety with the following:

          For a more complete description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 107 or consult the SAI.

     CAPITAL MANAGER GROWTH FUND. Effective immediately, the last paragraph of disclosure under the heading "Risk/Return Summary" on page 97 of the prospectus is replaced in its entirety with the following:

          For a more complete description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 107 or consult the SAI.

     CAPITAL MANAGER EQUITY FUND. Effective immediately, the last paragraph of disclosure under the heading "Risk/Return Summary" on page 102 of the prospectus is replaced in its entirety with the following:

          For a more complete description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 107 or consult the SAI.

     FUNDS OF FUNDS. Effective immediately, the first two paragraphs under the heading "Additional Investment Strategies and Risks -- Funds of Funds" on page 110 of the prospectus are replaced in their entirety with the following:

          The Fund of Funds' net asset values will fluctuate with changes in the value of the Underlying Funds in which they invest. Each Fund of Funds' investment return is diversified by its investment in the Underlying Funds, which invest in growth and income stocks, foreign securities, debt securities, and cash and cash equivalents. With their remaining assets, the Funds of Funds may make direct investments in government securities and short-term paper. The Funds of Funds and the Underlying Funds may also hold cash for liquidity purposes.

DISTRIBUTION ARRANGEMENTS/SALES CHARGES

     Effective immediately, the footnote on page 134 of the prospectus is replaced in its entirety with the following:

     (1) There is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of up to 1.00% of the purchase price will be charged to the shareholder if shares are redeemed in the first year after purchase. This charge will be based on the lower of your cost for the shares or their NAV at the time of redemption. There will be no CDSC on reinvested distributions. For sales of $1 million or more, and for sales to employees of BB&T Funds, BB&T and its affiliates, the Distributor and/or Advisor pays broker-dealers out of its own assets, a fee of up to 1% of the offering price of such shares up to $2.5 million, 0.5% of the offering price from $2.5 million to $5 million, and 0.25% of the offering price over $5 million.

CHANGE IN PORTFOLIO MANAGERS

     Effective March 14, 2006, Richard B. Jones will no longer serve as the portfolio manager of the Large Cap Fund or on the portfolio management team for the Funds of Funds. In addition, effective March 14, 2006, Eric Farls will no longer serve on the portfolio management team for the Funds of

Funds. Accordingly, the following replaces the description of the Portfolio Manager for the Large Cap Fund and Funds of Funds on pages 120-122 of the Prospectus.

     LARGE CAP FUND. Ronald T. Rimkus, CFA, has been primarily responsible for the management of the Fund since March 2006. Mr. Rimkus joined BB&T Asset Management, Inc. in January 2006 as the Director of Core Equity. From 2000 to 2006, Mr. Rimkus managed a large cap core equity product for Mesirow Financial, Inc.

     FUND OF FUNDS. All decisions for the Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund, and Capital Manager Equity Fund are made by the BB&T Balanced Portfolio Management Team, which includes Jeffrey J. Schappe, Robert F. Millikan, Ronald T. Rimkus and Will Gholston.

     Mr. Schappe, CFA, has been a member of the team that manages the Fund of Funds since March 2005. Mr. Schappe has served as Chief Investment Officer for BB&T Asset Management, Inc. since April 2004. From 2002 through April 2004, he served as Senior Vice President and Chief Investment Officer for Citizens Advisers. He joined Citizens in 2001 as Director of Research. Before working at Citizens Advisers, Schappe managed the research department at George K. Baum & Company, a regional broker-dealer and investment bank. Prior to that, he served as Vice President/Portfolio Manager and Director of Research for Conseco Capital Management.

     Mr. Millikan, CFA, has been a member of the team that manages the Fund of Funds since September 2004. Mr. Millikan is a Senior Vice President and Director of Fixed Income Management with the Adviser. He has been with the Adviser and its predecessors since February 2000. From July 1990 to February 2000, he was an investment officer with First Citizens Bank.

     Mr. Rimkus, CFA, has been a member of the team that manages the Fund of Funds since March 2006. Mr. Rimkus joined BB&T Asset Management, Inc. in January 2006 as the Director of Core Equity. From 2000 to 2006, Mr. Rimkus managed a large cap core equity product for Mesirow Financial, Inc.

     Mr. Gholston, CFA, has been a member of the team since March 2006. Mr. Gholston is an Assistant Vice President and Manager of Quantitative Analysis with the Adviser. He has been with the Adviser since October 2003. Prior to joining the Adviser, he served as an Investment Performance Associate/Analyst for Cambridge Associates and UNC Management Company.

     Additional information regarding the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares in Funds for which they are portfolio managers is available in the Statement of Additional Information.

                   SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE.

BBT-SP-R 0306

                                  [BB&T LOGO]

                                   PROSPECTUS

                                  STOCK FUNDS
                              LARGE CAP VALUE FUND
                             LARGE CAP GROWTH FUND
                               MID CAP VALUE FUND
                              MID CAP GROWTH FUND
                                 SMALL CAP FUND
                           INTERNATIONAL EQUITY FUND
                       SPECIAL OPPORTUNITIES EQUITY FUND
                               EQUITY INCOME FUND

                                   BOND FUNDS
                               TAXABLE BOND FUNDS
                           SHORT U.S. GOVERNMENT FUND
                       INTERMEDIATE U.S. GOVERNMENT FUND
                             TOTAL RETURN BOND FUND

                              TAX-FREE BOND FUNDS
                      KENTUCKY INTERMEDIATE TAX-FREE FUND
                      MARYLAND INTERMEDIATE TAX-FREE FUND
                   NORTH CAROLINA INTERMEDIATE TAX-FREE FUND
                   SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND
                      VIRGINIA INTERMEDIATE TAX-FREE FUND
                    WEST VIRGINIA INTERMEDIATE TAX-FREE FUND

                               MONEY MARKET FUNDS
                            PRIME MONEY MARKET FUND
                        U.S. TREASURY MONEY MARKET FUND

                                 FUNDS OF FUNDS
                    CAPITAL MANAGER CONSERVATIVE GROWTH FUND
                      CAPITAL MANAGER MODERATE GROWTH FUND
                          CAPITAL MANAGER GROWTH FUND
                          CAPITAL MANAGER EQUITY FUND

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                FEBRUARY 1, 2006

                                   QUESTIONS?

                              Call 1-800-228-1872
                       or your investment representative.

The Securities and Exchange Commission has not approved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

         BB&T FUNDS                                   TABLE OF CONTENTS

                                                      RISK/RETURN SUMMARY AND FUND EXPENSES

                                            [ICON]
Carefully review this important                           4  Overview
section, which summarizes each                            5  STOCK FUNDS
Fund's investments, risks, past                           6  Large Cap Value Fund
performance, and fees.                                   10  Large Cap Growth Fund
                                                         14  Mid Cap Value Fund
                                                         18  Mid Cap Growth Fund
                                                         22  Small Cap Fund
                                                         26  International Equity Fund
                                                         30  Special Opportunities Equity Fund
                                                         34  Equity Income Fund
                                                         38  BOND FUNDS
                                                         39  Short U.S. Government Fund
                                                         43  Intermediate U.S. Government Fund
                                                         47  Total Return Bond Fund
                                                         52  Kentucky Intermediate Tax-Free Fund
                                                         56  Maryland Intermediate Tax-Free Fund
                                                         60  North Carolina Intermediate Tax-Free Fund
                                                         64  South Carolina Intermediate Tax-Free Fund
                                                         68  Virginia Intermediate Tax-Free Fund
                                                         72  West Virginia Intermediate Tax-Free Fund
                                                         76  MONEY MARKET FUNDS
                                                         77  Prime Money Market Fund
                                                         82  U.S. Treasury Money Market Fund
                                                         86  FUNDS OF FUNDS
                                                         87  Capital Manager Conservative Growth Fund
                                                         92  Capital Manager Moderate Growth Fund
                                                         97  Capital Manager Growth Fund
                                                        102  Capital Manager Equity Fund

                                                      ADDITIONAL INVESTMENT STRATEGIES AND RISKS

                                            [ICON]
Review this section for                                 107  STOCK FUNDS
information on investment                               107  Large Cap Value Fund
strategies and their risks.                             107  Large Cap Growth Fund
                                                        107  Mid Cap Value Fund
                                                        107  Mid Cap Growth Fund
                                                        107  Small Cap Fund
                                                        107  International Equity Fund
                                                        107  Special Opportunities Equity Fund
                                                        107  Equity Income Fund
                                                        108  BOND FUNDS
                                                        108  Short U.S. Government Fund
                                                        108  Intermediate U.S. Government Fund
                                                        108  Total Return Bond Fund
                                                        108  Kentucky Intermediate Tax-Free Fund
                                                        108  Maryland Intermediate Tax-Free Fund
                                                        108  North Carolina Intermediate Tax-Free Fund
                                                        109  South Carolina Intermediate Tax-Free Fund
                                                        109  Virginia Intermediate Tax-Free Fund
                                                        109  West Virginia Intermediate Tax-Free Fund
                                                        109  MONEY MARKET FUNDS
                                                        109  Prime Money Market Fund
                                                        110  FUNDS OF FUNDS
                                                        111  Investment Practices
                                                        116  Investment Risks

                                                      FUND MANAGEMENT

                                            [ICON]
Review this section for details on                      118  The Investment Adviser
the people and organizations who                        119  The Investment Sub-Advisers
oversee the Funds.                                      120  Portfolio Managers
                                                        123  The Distributor and Administrator

         BB&T FUNDS                                   TABLE OF CONTENTS


                                                      SHAREHOLDER INFORMATION

                                            [ICON]
Review this section for details on                      124  Choosing a Share Class
how shares are valued, how to                           126  Pricing of Fund Shares
purchase, sell and exchange                             127  Purchasing and Adding to Your Shares
shares, related charges and                             130  Selling Your Shares
payments of dividends and                               132  General Policies on Selling Shares
distributions.                                          134  Distribution Arrangements/Sales Charges
                                                        137  Distribution and Service (12b-1) Fees
                                                        138  Exchanging Your Shares
                                                        140  Dividends, Distributions and Taxes
                                                        141  Additional Information About the Funds

                                                      OTHER INFORMATION ABOUT THE FUNDS

                                            [ICON]
                                                        143  Financial Highlights

 [ICON]

 RISK/RETURN SUMMARY AND FUND EXPENSES                  OVERVIEW


    THE FUNDS                             BB&T Funds is a mutual fund family that offers different
                                          classes of shares in separate investment portfolios
                                          ("Funds"). The Funds have individual investment goals and
                                          strategies. This prospectus gives you important information about the Class A Shares, the Class B Shares, and the Class
                                          C Shares of the Stock Funds, the Bond Funds, the Money
                                          Market Funds and the Funds of Funds that you should know
                                          before investing. As of the date of this Prospectus, Class B
                                          Shares and Class C Shares of the Short Fund and the Tax-Free
                                          Bond Funds were not yet being offered. Each Fund also offers a fourth class of shares, known as Institutional Shares, in a separate prospectus. Please read this prospectus and keep it for future reference.



                                          Each of the Funds in this prospectus is a mutual fund. A
                                          mutual fund pools shareholders' money and, using
                                          professional investment managers, invests it in securities like stocks and bonds. Before you look at specific Funds,
                                          you should know a few general basics about investing in
                                          mutual funds.



                                          The value of your investment in a Fund is based on the
                                          market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect
                                          securities markets generally, as well as those that affect particular companies or government units. These price
                                          movements, sometimes called volatility, will vary depending on the types of securities a Fund owns and the markets where these securities trade.



                                          LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR
                                          INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A
                                          DEPOSIT OR AN OBLIGATION OF BRANCH BANKING AND TRUST
                                          COMPANY, BB&T CORPORATION, THEIR AFFILIATES, OR ANY BANK. IT
                                          IS NOT INSURED BY THE FDIC OR ANY GOVERNMENT AGENCY.



                                          Each Fund has its own investment goal and strategies for
                                          reaching that goal. However, it cannot be guaranteed that a
                                          Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.



                                          The portfolio manager invests each Fund's assets in a manner designed to help the Fund achieve its goal. A portfolio
                                          manager's judgments about the economy, stock markets and
                                          companies, as well as a manager's selection of investments, may cause a Fund to underperform other funds with similar
                                          objectives.

   RISK/RETURN SUMMARY AND FUND EXPENSES                         OVERVIEW


                          STOCK FUNDS

                                          These Funds seek long-term capital appreciation, and in some cases current income, and invest primarily in equity and
                                          equity-related securities, principally common stocks.

    WHO MAY WANT TO INVEST                Consider investing in these Funds if you are:
                                            - seeking a long-term goal such as retirement
                                            - looking to add a growth component to your portfolio
                                            - willing to accept the risks of investing in the stock
                                              markets



                                          These Funds may not be appropriate if you are:
                                            - pursuing a short-term goal or investing emergency
                                              reserves
                                            - uncomfortable with an investment that will fluctuate in
                                              value

                                                     LARGE CAP VALUE FUND
   RISK/RETURN SUMMARY AND FUND EXPENSES      (FORMERLY THE LARGE COMPANY

                                                     VALUE FUND)

                          RISK/RETURN SUMMARY

    INVESTMENT OBJECTIVE                  The Fund seeks capital growth, current income or both,
                                          primarily through investment in stocks.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in
                                          domestically traded U.S. common stocks of large U.S.
                                          companies whose capitalization is within the range of those companies in the Russell 1000(R) Value Index as well as
                                          American Depositary Receipts ("ADRs").



                                          In managing the Fund, the portfolio manager attempts to
                                          diversify across different economic sectors selecting those stocks that he believes are undervalued and have a favorable outlook. In choosing individual stocks, the portfolio
                                          manager uses quantitative and qualitative processes to
                                          examine the value, growth and momentum characteristics of a particular issuer. While some stocks may be purchased
                                          primarily for income, most stocks will be purchased for
                                          capital appreciation.



                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 107 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:



                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.



                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses -- value stocks -- will underperform other kinds of investments or market averages.



                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 107.

                                                     LARGE CAP VALUE FUND
   RISK/RETURN SUMMARY AND FUND EXPENSES      (FORMERLY THE LARGE COMPANY
   VALUE FUND)




                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)

                                             (in percents)

1996                                                                             21.83
97                                                                               32.83
98                                                                               12.85
99                                                                               -2.47
2000                                                                              6.10
01                                                                                0.20
02                                                                              -19.72
03                                                                               23.76
04                                                                               12.24
05                                                                                7.47

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

                                                                         Best quarter:           16.89%      12/31/98
                                                                         Worst quarter:         -19.77%       9/30/02



                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended
                                                    December 31, 2005)(1)



The chart and table on this page show how the Large Cap Value Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Russell 1000(R) Value Index, a widely recognized, unmanaged index of common stocks that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. Of course, past performance does not indicate how the Fund will perform in the future.

The returns for Class B Shares and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.

                                                                                               10 YEARS      SINCE INCEPTION
                                                                        1 YEAR   5 YEARS(4)     (3),(4)          (3),(4)
                                                                        ------------------------------------------------------
 CLASS A SHARES (with 5.75% Sales Charge)(2)                                                                   (10/9/92)
                                                                        ------------------------------------------------------
   RETURN BEFORE TAXES                                                   1.31%      2.51%        7.90%             9.43%
                                                                        ------------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                  -0.03%      1.85%        6.56%             8.06%
                                                                        ------------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND
    SALE OF FUND SHARES                                                  2.65%      1.97%        6.34%             7.71%
------------------------------------------------------------------------------------------------------------------------------
 CLASS B SHARES
 (with applicable Contingent Deferred Sales Charge)                                                          (10/9/92)
                                                                        ------------------------------------------------------
   RETURN BEFORE TAXES                                                   2.76%      2.76%        7.71%             9.29%
------------------------------------------------------------------------------------------------------------------------------
 CLASS C SHARES
 (with applicable Contingent Deferred Sales Charge)                                                          (10/9/92)
                                                                        ------------------------------------------------------
   RETURN BEFORE TAXES                                                   6.65%      2.95%        8.13%             9.61%
------------------------------------------------------------------------------------------------------------------------------
 RUSSELL 1000(R) VALUE INDEX
 (reflects no deductions for fees, expenses, or taxes)                   7.05%      5.28%       10.94%            12.55%(5)
------------------------------------------------------------------------------------------------------------------------------

(1) Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(3) Class B Shares were not in existence prior to January 1, 1996. Performance for periods prior to January 1, 1996 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(4) Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to February 1, 2001 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(5) Since 9/30/92.

                                                     LARGE CAP VALUE FUND
   RISK/RETURN SUMMARY AND FUND EXPENSES      (FORMERLY THE LARGE COMPANY
   VALUE FUND)


                                               FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES          CLASS A   CLASS B   CLASS C
                                                     (FEES PAID BY YOU DIRECTLY)(1)            SHARES    SHARES    SHARES

                                                     Maximum Sales Charge (load) on Purchases  5.75%(2)    None      None
                                                     ---------------------------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)        None    5.00%(3)  1.00%(4)
                                                     ---------------------------------------------------------------------
                                                     Redemption Fee (on shares sold within 7
                                                     calendar days of purchase)(5)              2.00%     2.00%     2.00%



                                                     ANNUAL FUND OPERATING EXPENSES            CLASS A   CLASS B   CLASS C
                                                     (FEES PAID FROM FUND ASSETS)              SHARES    SHARES    SHARES

                                                     Management Fee(6)                          0.74%     0.74%     0.74%
                                                     ---------------------------------------------------------------------
                                                     Distribution and Service
                                                     (12b-1) Fee(6)                             0.50%     1.00%     1.00%
                                                     ---------------------------------------------------------------------
                                                     Other Expenses                             0.21%     0.21%     0.21%
                                                     ---------------------------------------------------------------------
                                                     Total Fund Operating Expenses              1.45%     1.95%     1.95%
                                                     ---------------------------------------------------------------------
                                                       Fee Waiver or Expense Reimbursement(6)  -0.29%    -0.04%    -0.04%
                                                     ---------------------------------------------------------------------
                                                     Net Fund Operating Expenses(6)             1.16%     1.91%     1.91%

                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

                                   (4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

                                   (5) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

                                   (6) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.70% for the period from February 1, 2006 through January 31, 2007. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period.
   As an investor in the Large
   Cap Value Fund, you will pay
   the following fees and
   expenses when you buy and hold
   shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets and are
   reflected in the share price.

   ------------------------------
   CONTINGENT DEFERRED SALES
   CHARGE
   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.

   ------------------------------

                                                     LARGE CAP VALUE FUND
   RISK/RETURN SUMMARY AND FUND EXPENSES      (FORMERLY THE LARGE COMPANY
   VALUE FUND)


                                               EXPENSE EXAMPLE

                                                                                    1       3       5        10
                                                         LARGE CAP VALUE FUND      YEAR   YEARS   YEARS    YEARS
                                                     CLASS A SHARES                $686   $980    $1,296   $2,187
                                                     ------------------------------------------------------------
                                                     CLASS B SHARES
                                                     Assuming Redemption           $594   $908    $1,148   $2,142
                                                     Assuming No Redemption        $194   $608    $1,048   $2,142
                                                     ------------------------------------------------------------
                                                     CLASS C SHARES
                                                     Assuming Redemption           $194   $608    $1,048   $2,272
                                                     Assuming No Redemption        $194   $608    $1,048   $2,272
                                                     ------------------------------------------------------------

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

 - $10,000 investment
 - 5% annual return
 - redemption at the end of each period
 - no changes in the fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

                                                    LARGE CAP GROWTH FUND
   RISK/RETURN SUMMARY AND FUND EXPENSES      (FORMERLY THE LARGE COMPANY
   GROWTH FUND)


                          RISK/RETURN SUMMARY

    INVESTMENT OBJECTIVE                  The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity and
                                          equity-related securities of large capitalization growth
                                          companies.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in common
                                          stocks, as well as American Depositary Receipts ("ADRs"), of large capitalization companies that the portfolio manager
                                          believes have attractive potential for growth. Large
                                          capitalization companies are those companies whose market
                                          capitalization is within the range of those companies in the
                                          Russell 1000(R) Growth Index.



                                          In managing the Fund's portfolio, the manager uses a variety of economic projections, quantitative techniques, and
                                          earnings projections in formulating individual stock
                                          purchase and sale decisions. In choosing individual stocks, the portfolio manager primarily uses a fundamental
                                          investment process to identify companies with a history of above average growth or companies that are expected to enter periods of above average growth. Some of the criteria that the manager uses to select these companies are return on
                                          equity, price and earnings momentum, earnings surprise, the company's management and the company's position within its industry.



                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 107 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:



                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.

                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses -- large cap growth
                                          stocks -- will underperform other kinds of investments or
                                          market averages.



                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 107.

                                                    LARGE CAP GROWTH FUND
   RISK/RETURN SUMMARY AND FUND EXPENSES      (FORMERLY THE LARGE COMPANY
   GROWTH FUND)




                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)

                                             (in percents)

1998                                                                             24.84
99                                                                               36.85
2000                                                                            -13.46
01                                                                              -21.53
02                                                                              -27.86
03                                                                               26.20
04                                                                                5.81
05                                                                                1.92

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

                                                                         Best quarter:           29.64%      12/31/99
                                                                         Worst quarter:         -21.53%       3/31/01



                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended
                                                    December 31, 2005)(1)




The chart and table on this page show how the Large Cap Growth Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Russell 1000(R) Growth Index, a widely recognized, unmanaged index comprised of 1000 of the largest capitalized U.S. domiciled companies with higher price-to-book ratios and higher forecasted growth values whose common stock is traded in the U.S. on the NYSE, American Stock Exchange, and NASDAQ. Of course, past performance does not indicate how the Fund will perform in the future.

The returns for Class B Shares and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.

                                                                                    5          SINCE
                                                                        1 YEAR   YEARS(3)   INCEPTION(3)
                                                                        ------------------------------------
 CLASS A SHARES (with 5.75% Sales Charge)(2)                                                 (10/3/97)
                                                                        ------------------------------------
   RETURN BEFORE TAXES                                                  -3.90%    -6.20%          0.47%
                                                                        ------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                  -3.96%    -6.21%         -0.04%
                                                                        ------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES          -2.45%    -5.16%          0.32%
------------------------------------------------------------------------------------------------------------
 CLASS B SHARES (with applicable Contingent Deferred Sales Charge)                           (10/3/97)
                                                                        ------------------------------------
   RETURN BEFORE TAXES                                                  -3.01%    -6.01%          0.45%
------------------------------------------------------------------------------------------------------------
 CLASS C SHARES (with applicable Contingent Deferred Sales Charge)                           (10/3/97)
                                                                        ------------------------------------
   RETURN BEFORE TAXES                                                   1.01%    -5.79%          0.46%
------------------------------------------------------------------------------------------------------------
 RUSSELL 1000(R) GROWTH INDEX
 (reflects no deductions for fees, expenses, or taxes)                   5.26%    -3.58%          2.36%(4)
------------------------------------------------------------------------------------------------------------

(1) Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(3) Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to February 1, 2001 is based on Class B Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares.

(4) Since 9/30/97.

                                                    LARGE CAP GROWTH FUND
   RISK/RETURN SUMMARY AND FUND EXPENSES      (FORMERLY THE LARGE COMPANY
   GROWTH FUND)


                                               FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES       CLASS A   CLASS B   CLASS C
                                                     (FEES PAID BY YOU DIRECTLY)(1)         SHARES    SHARES    SHARES

                                                     Maximum Sales Charge (load) on
                                                     Purchases                              5.75%(2)    None      None
                                                     ------------------------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)     None    5.00%(3)  1.00%(4)
                                                     ------------------------------------------------------------------
                                                     Redemption Fee (on shares sold within
                                                     7 calendar days of purchase)(5)         2.00%     2.00%     2.00%



                                                     ANNUAL FUND OPERATING EXPENSES         CLASS A   CLASS B   CLASS C
                                                     (FEES PAID FROM FUND ASSETS)           SHARES    SHARES    SHARES

                                                     Management Fee(6)                       0.74%     0.74%     0.74%
                                                     ------------------------------------------------------------------
                                                     Distribution and Service
                                                     (12b-1) Fee(6)                          0.50%     1.00%     1.00%
                                                     ------------------------------------------------------------------
                                                     Other Expenses                          0.21%     0.21%     0.21%
                                                     ------------------------------------------------------------------
                                                     Total Fund Operating Expenses           1.45%     1.95%     1.95%
                                                     ------------------------------------------------------------------
                                                       Fee Waiver or Expense
                                                       Reimbursement(6)                     -0.29%    -0.04%    -0.04%
                                                     ------------------------------------------------------------------
                                                     Net Fund Operating Expenses(6)          1.16%     1.91%     1.91%
                                                     ------------------------------------------------------------------

                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

                                   (4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

                                   (5) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

                                   (6) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.70% for the period from February 1, 2006 through January 31, 2007. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period.
   As an investor in the Large
   Cap Growth Fund, you will pay
   the following fees and
   expenses when you buy and hold
   shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets and are
   reflected in the share price.

   ------------------------------
   CONTINGENT DEFERRED SALES
   CHARGE




   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.
   ------------------------------

                                                    LARGE CAP GROWTH FUND
   RISK/RETURN SUMMARY AND FUND EXPENSES      (FORMERLY THE LARGE COMPANY
   GROWTH FUND)


                                               EXPENSE EXAMPLE

                                                                                         1       3       5        10
                                                          LARGE CAP GROWTH FUND         YEAR   YEARS   YEARS    YEARS
                                                     CLASS A SHARES                     $686   $980    $1,296   $2,187
                                                     -----------------------------------------------------------------
                                                     CLASS B SHARES
                                                     Assuming Redemption                $594   $908    $1,148   $2,142
                                                     Assuming No Redemption             $194   $608    $1,048   $2,142
                                                     -----------------------------------------------------------------
                                                     CLASS C SHARES
                                                     Assuming Redemption                $194   $608    $1,048   $2,272
                                                     Assuming No Redemption             $194   $608    $1,048   $2,272
                                                     -----------------------------------------------------------------

   Use the table at right to
   compare fees and expenses with
   those of other funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:

    - $10,000 investment
    - 5% annual return
    - redemption at the end of
      each period
    - no changes in the fund's
      operating expenses

   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES               MID CAP VALUE FUND


                          RISK/RETURN SUMMARY

    INVESTMENT OBJECTIVE                  The Fund seeks long-term growth of capital by investing the
                                          Fund's assets primarily in equity securities of companies
                                          that are considered to be undervalued.

    PRINCIPAL INVESTMENT STRATEGIES       The Fund seeks to meet its objective by investing, normally, in domestically traded U.S. equity securities of middle
                                          capitalization companies. The Fund considers a company to be a mid-capitalization company if it has a market
                                          capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies within the
                                          Russell Midcap(R) Value Index.



                                          In managing the Fund, the portfolio managers attempt to
                                          diversify across different economic sectors selecting those stocks that they believe are undervalued. In choosing
                                          individual stocks, the portfolio managers utilize both a
                                          quantitative and qualitative approach to examine the
                                          fundamental characteristics of a particular company.
                                          Quantitative analysis focuses on businesses with strong cash flow, a competitive advantage, balance sheet strength, and above average profitability. Qualitatively, portfolio
                                          managers look for quality management with characteristics of insider ownership, fair incentive compensation and a
                                          long-term history of skilled capital allocation decisions.
                                          The team also gathers information from industry analysts and competitors.



                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 107 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:



                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.



                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses -- mid cap value
                                          stocks -- will underperform other kinds of investments or
                                          market averages.



                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 107.

   RISK/RETURN SUMMARY AND FUND EXPENSES               MID CAP VALUE FUND


                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1),(2)

                                             (in percents)

1997                                                                             22.75
98                                                                               13.50
99                                                                               12.21
2000                                                                              3.16
01                                                                                4.87
02                                                                              -14.01
03                                                                               29.65
04                                                                               19.38
05                                                                               11.15

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fee, which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

                                                                         Best quarter:           16.08%       6/30/03
                                                                         Worst quarter:         -16.27%       9/30/02



                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended
                                                    December 31, 2005)(1),(2)



The chart and table on this page show how the Mid Cap Value Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Russell Midcap Value Index, a widely recognized, unmanaged index of generally mid-sized companies that measures the performance of those securities in the Russell 1000(R) Index with lower price to book ratios and lower forecasted growth values. Of course, past performance does not indicate how the Fund will perform in the future.

The returns for Class B Shares and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class.

                                                                        1 YEAR    5 YEARS(4)   SINCE INCEPTION(4)
                                                                        -----------------------------------------
 CLASS A SHARES (with 5.75% sales charge)(3)                                                       (8/1/96)
                                                                        -----------------------------------------
   RETURN BEFORE TAXES                                                     4.75%      7.89%           10.72%
                                                                        -----------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                    -2.11%      5.78%            8.76%
                                                                        -----------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             9.93%      6.39%            8.70%
-----------------------------------------------------------------------------------------------------------------
 CLASS B SHARES (with applicable Contingent Deferred Sales Charge)                                 (8/1/96)
                                                                        -----------------------------------------
   RETURN BEFORE TAXES                                                     7.52%      8.29%           11.01%
-----------------------------------------------------------------------------------------------------------------
 CLASS C SHARES (with applicable Contingent Deferred Sales Charge)                                 (8/1/96)
                                                                        -----------------------------------------
   RETURN BEFORE TAXES                                                    10.31%      8.38%           10.98%
-----------------------------------------------------------------------------------------------------------------
 RUSSELL MIDCAP VALUE INDEX
 (reflects no deductions for fees, expenses, or taxes)                    12.65%     12.21%           14.26%(5)
-----------------------------------------------------------------------------------------------------------------

(1) Both charts assume reinvestment of dividends and distributions.

(2) Performance data includes the performance of the OVB Equity Income Portfolio for the period prior to its consolidation with the BB&T Mid Cap Value Fund on July 23, 2001.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for Class B and C Shares will vary.

(4) Class B and C Shares were not in existence prior to July 25, 2001. Performance for periods prior to July 25, 2001 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B and C Shares, respectively, but does not reflect Class B and C Shares' 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(5) Since 7/31/96.

   RISK/RETURN SUMMARY AND FUND EXPENSES               MID CAP VALUE FUND




                                               FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES       CLASS A   CLASS B   CLASS C
                                                     (FEES PAID BY YOU DIRECTLY)(1)         SHARES    SHARES    SHARES
                                                     Maximum Sales Charge (load) on
                                                     Purchases                              5.75%(2)    None      None
                                                     ------------------------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)     None    5.00%(3)  1.00%(4)
                                                     ------------------------------------------------------------------
                                                     Redemption Fee (on shares sold within
                                                     7 calendar days of purchase)(5)         2.00%     2.00%     2.00%
                                                     ANNUAL FUND OPERATING EXPENSES (FEES   CLASS A   CLASS B   CLASS C
                                                     PAID FROM FUND ASSETS)                 SHARES    SHARES    SHARES
                                                     Management Fee(6)                       0.74%     0.74%     0.74%
                                                     ------------------------------------------------------------------
                                                     Distribution and Service (12b-1) Fee    0.25%     1.00%     1.00%
                                                     ------------------------------------------------------------------
                                                     Other Expenses                          0.21%     0.21%     0.21%
                                                     ------------------------------------------------------------------
                                                     Total Fund Operating Expenses           1.20%     1.95%     1.95%
                                                     ------------------------------------------------------------------
                                                       Fee Waiver or Expense
                                                       Reimbursement(6)                     -0.04%    -0.04%    -0.04%
                                                     ------------------------------------------------------------------
                                                     Net Fund Operating Expenses(6)          1.16%     1.91%     1.91%

                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

                                   (4) The CDSC on Class C Shares is applicable only to redemptions within the one year of purchase.

                                   (5) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

                                   (6) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.70% for the period from February 1, 2006 through January 31, 2007.

   As an investor in the Mid Cap
   Value Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets
   and are reflected in the share
   price.

   ------------------------------
   CONTINGENT DEFERRED SALES
   CHARGE
   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.

   ------------------------------

   RISK/RETURN SUMMARY AND FUND EXPENSES               MID CAP VALUE FUND




                                               EXPENSE EXAMPLE

                                                                                 1       3       5        10
                                                     MID CAP VALUE FUND         YEAR   YEARS   YEARS    YEARS
                                                     CLASS A SHARES             $686   $930    $1,193   $1,943
                                                     ---------------------------------------------------------
                                                     CLASS B SHARES
                                                     Assuming Redemption        $594   $908    $1,148   $2,077
                                                     Assuming No Redemption     $194   $608    $1,048   $2,077
                                                     ---------------------------------------------------------
                                                     CLASS C SHARES
                                                     Assuming Redemption        $194   $608    $1,048   $2,272
                                                     Assuming No Redemption     $194   $608    $1,048   $2,272
                                                     ---------------------------------------------------------

   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:

    - $10,000 investment
    - 5% annual return
    - redemption at the end of
      each period
    - no changes in the Fund's
      operating expenses

   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES              MID CAP GROWTH FUND


                          RISK/RETURN SUMMARY

    INVESTMENT OBJECTIVE                  The Fund seeks long-term growth of capital.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in common
                                          stocks of U.S. companies, as well as American Depositary
                                          Receipts ("ADRs"), with market capitalizations within the
                                          range of those companies in the Russell Midcap(R) Growth
                                          Index and that have an established record of growth and
                                          continue to present significant growth potential. In
                                          selecting investments for the Fund, the portfolio manager
                                          will consider growth factors such as a company's new
                                          products, changes in management, and business
                                          restructurings. The portfolio manager will also search for companies that have established records of earnings and
                                          sales growth over a period of at least two years that it
                                          believes are poised to meet or exceed these figures going
                                          forward. These companies generally will have lower amounts of long-term debt (representing less than 40% of the
                                          company's capitalization); have attractive price/earnings
                                          ratios in relation to a company's 3 to 5-year earnings per share growth rate; and have stock prices which have
                                          outperformed the Russell Midcap Growth Index over the
                                          previous six months. The portfolio manager will attempt to avoid overweighting the Fund's position on any major market sector (technology, health care, consumer discretionary,
                                          energy and industrials) beyond 150% of the weighting that
                                          sector has in the Russell Midcap Growth Index.



                                          The portfolio manager may sell a stock if a company fails to meet earnings or revenue expectations or becomes overvalued
                                          (i.e., high price/earnings ratio relative to its earnings
                                          growth). The portfolio manager may also sell a stock to
                                          change the Fund's weighting in a particular company,
                                          industry or sector, or if better opportunities are
                                          available. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher
                                          transaction costs and additional capital gains tax
                                          liabilities.



                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 107 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:



                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.



                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses -- mid cap growth
                                          stocks -- will underperform other kinds of investments or
                                          market averages.



                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 107.

   RISK/RETURN SUMMARY AND FUND EXPENSES              MID CAP GROWTH FUND


                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1),(2)

                                             (in percents)

1996                                                                             15.94
97                                                                               26.77
98                                                                               34.70
99                                                                               43.73
2000                                                                            -16.75
01                                                                              -24.33
02                                                                              -21.77
03                                                                               36.72
04                                                                               17.27
05                                                                               14.04

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

                                                                         Best quarter:           34.14%      12/31/99
                                                                         Worst quarter:         -20.20%      12/31/00



                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended
                                                    December 31, 2005)(1),(2)



The chart and table on this page show how the Mid Cap Growth Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Russell Midcap Growth Index, an unmanaged index of common stocks of mid-sized companies with higher price-to-book ratios and higher forecasted growth values. Of course, past performance does not indicate how the Fund will perform in the future.

The returns for Class B Shares and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class.

                                                                                                                 SINCE
                                                                        1 YEAR   5 YEARS(4)   10 YEARS(4)     INCEPTION(4)
                                                                        ----------------------------------------------------
 CLASS A SHARES (with 5.75% sales charge)(3)                                                                   (12/30/93)
                                                                        ----------------------------------------------------
   RETURN BEFORE TAXES                                                   7.49%       0.41%       9.21%              9.66%
                                                                        ----------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                   5.78%      -0.18%       7.11%              7.86%
                                                                        ----------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES           6.91%       0.23%       7.24%              7.84%
----------------------------------------------------------------------------------------------------------------------------
 CLASS B SHARES (with applicable Contingent Deferred Sales Charge)                                             (12/30/93)
                                                                        ----------------------------------------------------
   RETURN BEFORE TAXES                                                   9.07%       0.77%       9.50%              9.90%
----------------------------------------------------------------------------------------------------------------------------
 CLASS C SHARES (with applicable Contingent Deferred Sales Charge)                                             (12/30/93)
                                                                        ----------------------------------------------------
   RETURN BEFORE TAXES                                                  13.16%       0.94%       9.50%              9.90%
----------------------------------------------------------------------------------------------------------------------------
 RUSSELL MIDCAP GROWTH INDEX
 (reflects no deductions for fees, expenses, or taxes)                  12.10%       1.38%       9.27%             10.12%(5)
----------------------------------------------------------------------------------------------------------------------------

(1) Both charts assume reinvestment of dividends and distributions.

(2) Performance data includes the performance of the OVB Capital Appreciation Portfolio for the period prior to its consolidation with the BB&T Mid Cap Growth Fund, formerly known as the BB&T Capital Appreciation Fund, on July 23, 2001.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(4) Class B and C Shares were not in existence prior to July 25, 2001. Performance for periods prior to July 25, 2001 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B and C Shares, respectively, but does not reflect Class B and C Shares' 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(5) Since 12/31/93.

   RISK/RETURN SUMMARY AND FUND EXPENSES              MID CAP GROWTH FUND




                                               FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES    CLASS A   CLASS B   CLASS C
                                                     (FEES PAID BY YOU DIRECTLY)(1)      SHARES    SHARES    SHARES

                                                     Maximum Sales Charge (load) on
                                                     Purchases                           5.75%(2)    None      None
                                                     ---------------------------------------------------------------
                                                     Maximum Deferred Sales Charge
                                                     (load)                                None    5.00%(3)  1.00%(4)
                                                     ---------------------------------------------------------------
                                                     Redemption Fee (on shares sold
                                                     within 7 calendar days of
                                                     purchase)(5)                         2.00%     2.00%     2.00%



                                                     ANNUAL FUND OPERATING EXPENSES      CLASS A   CLASS B   CLASS C
                                                     (FEES PAID FROM FUND ASSETS)        SHARES    SHARES    SHARES

                                                     Management Fee(6)                    0.74%     0.74%     0.74%
                                                     ---------------------------------------------------------------
                                                     Distribution and Service (12b-1)
                                                     Fee                                  0.25%     1.00%     1.00%
                                                     ---------------------------------------------------------------
                                                     Other Expenses                       0.22%     0.22%     0.22%
                                                     ---------------------------------------------------------------
                                                     Total Fund Operating Expenses        1.21%     1.96%     1.96%
                                                     ---------------------------------------------------------------
                                                       Fee Waiver or Expense
                                                       Reimbursement(6)                  -0.04%    -0.04%    -0.04%
                                                     ---------------------------------------------------------------
                                                     Net Fund Operating Expenses(6)       1.17%     1.92%     1.92%

                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Agreements."

                                   (3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

                                   (4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

                                   (5) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

                                   (6) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.70% for the period from February 1, 2006 through January 31, 2007.

   As an investor in the Mid Cap
   Growth Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets
   and are reflected in the share
   price.

   ------------------------------
   CONTINGENT DEFERRED SALES
   CHARGE
   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.

   ------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES                        MID CAP GROWTH FUND




                                               EXPENSE EXAMPLE

                                                                                 1       3       5        10
                                                     MID CAP GROWTH FUND        YEAR   YEARS   YEARS    YEARS
                                                     CLASS A SHARES             $687   $933    $1,198   $1,953
                                                     ---------------------------------------------------------
                                                     CLASS B SHARES
                                                     Assuming Redemption        $595   $911    $1,154   $2,088
                                                     Assuming No Redemption     $195   $611    $1,054   $2,088
                                                     ---------------------------------------------------------
                                                     CLASS C SHARES
                                                     Assuming Redemption        $195   $611    $1,054   $2,282
                                                     Assuming No Redemption     $195   $611    $1,054   $2,282
                                                     ---------------------------------------------------------

   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:

    - $10,000 investment
    - 5% annual return
    - redemption at the end of
      each period
    - no changes in the Fund's
      operating expenses

   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

                                                           SMALL CAP FUND
   RISK/RETURN SUMMARY AND FUND EXPENSES      (FORMERLY THE SMALL COMPANY
   VALUE FUND)


                          RISK/RETURN SUMMARY

    INVESTMENT OBJECTIVE                  The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity and
                                          equity-related securities of small capitalization companies.




    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in common
                                          stocks of U.S. small capitalization companies whose
                                          capitalization is less than $3 billion and which the
                                          portfolio manager believes are undervalued and have a
                                          favorable outlook.




                                          In managing the Fund's portfolio, the portfolio manager
                                          initially screens from the universe of companies with market capitalization under $3 billion. The portfolio manager then attempts to diversify across different economic sectors
                                          selecting those stocks that he believes have a favorable
                                          outlook. In choosing individual stocks the portfolio manager uses a quantitative process to examine the financial and
                                          valuation characteristics of a particular issuer.




                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risk on page 107 or consult the SAI.




    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:




                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.

                                          SMALL COMPANY RISK: Investing in smaller, lesser-known
                                          companies involves greater risk than investing in those that are more established. A small company's financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited
                                          flexibility to buy or sell small company stocks, which tend to trade less frequently than those of larger firms.

                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses -- small company
                                          stocks -- will underperform other kinds of investments or
                                          market averages.




                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 107.




                                                           SMALL CAP FUND
   RISK/RETURN SUMMARY AND FUND EXPENSES      (FORMERLY THE SMALL COMPANY
   VALUE FUND)




                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)

                                             (in percents)

2004                                                                             23.52
2005                                                                              9.26

                                      The performance information shown above is based on a calendar year.

                                                                         Best quarter:           10.41%      12/31/04
                                                                         Worst quarter:          -0.71%       3/31/05



                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended
                                                    December 31, 2005)(1)



The chart and table on this page show how the Small Cap Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Russell 2000 Index, a widely recognized, unmanaged index of common stocks that measures the performance of small to mid-sized companies. Of course, past performance does not indicate how the Fund will perform in the future.

The returns for Class B Shares and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class.

                                                                        1 YEAR    SINCE INCEPTION
                                                                        --------------------------
 CLASS A SHARES(2)                                                                 (5/19/03)
                                                                        --------------------------
   RETURN BEFORE TAXES                                                    2.95%        20.60%
                                                                        --------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                    0.67%        19.13%
                                                                        --------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUNDS SHARES           4.81%        17.66%
--------------------------------------------------------------------------------------------------
 CLASS B SHARES (with applicable Contingent Deferred Sales Charge)                 (5/19/03)
                                                                        --------------------------
   RETURN BEFORE TAXES                                                    4.77%        21.57%
--------------------------------------------------------------------------------------------------
 CLASS C SHARES (with applicable Contingent Deferred Sales Charge)                 (5/19/03)
                                                                        --------------------------
   RETURN BEFORE TAXES                                                    8.49%        22.36%
--------------------------------------------------------------------------------------------------
 RUSSELL 2000 INDEX(4)
 (reflects no deductions for fees, expenses or taxes)                     4.55%        21.79%(3)
--------------------------------------------------------------------------------------------------
 RUSSELL 2000 VALUE INDEX(4)
 (reflects no deductions for fees, expenses or taxes)                     4.71%        23.74%

--------------------------------------------------------------------------------------------------

(1) Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and Class C Shares will vary.

(3) Since 5/22/03.

(4) The benchmark index for the Fund has changed from the Russell 2000 Value Index to the Russell 2000 Index in order to provide a better comparison for the Fund's investment policies.

                                                           SMALL CAP FUND
   RISK/RETURN SUMMARY AND FUND EXPENSES      (FORMERLY THE SMALL COMPANY
   VALUE FUND)




                                               FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES          CLASS A   CLASS B   CLASS C
                                                     (FEES PAID BY YOU DIRECTLY)(1)            SHARES    SHARES    SHARES

                                                     Maximum Sales Charge (load) on Purchases  5.75%(2)    None      None
                                                     ---------------------------------------------------------------------

                                                     Maximum Deferred Sales Charge (load)        None    5.00%(3)  1.00%(4)
                                                     ---------------------------------------------------------------------

                                                     Redemption Fee (on shares sold within 7
                                                     calendar days of purchase)(5)              2.00%     2.00%     2.00%



                                                     ANNUAL FUND OPERATING EXPENSES            CLASS A   CLASS B   CLASS C
                                                     (FEES PAID FROM FUND ASSETS)              SHARES    SHARES    SHARES

                                                     Management Fee(6)                          1.00%     1.00%     1.00%
                                                     ---------------------------------------------------------------------

                                                     Distribution and Service
                                                     (12b-1) Fee(6)                             0.50%     1.00%     1.00%
                                                     ---------------------------------------------------------------------

                                                     Other Expenses                             0.22%     0.22%     0.22%
                                                     ---------------------------------------------------------------------

                                                     Total Fund Operating Expenses              1.72%     2.22%     2.22%
                                                     ---------------------------------------------------------------------

                                                       Fee Waiver or Expense Reimbursement(6)  -0.45%    -0.20%    -0.20%
                                                     ---------------------------------------------------------------------

                                                     Net Fund Operating Expenses(6)             1.27%     2.02%     2.02%

                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

                                   (4) The CDSC on Class C Shares is applicable only to redemption within one year of purchase.

                                   (5) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

                                   (6) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.80% for the period from February 1, 2006 through January 31, 2007. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period.
   As an investor in the Small
   Cap Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets
   and are reflected in the share
   price.

   ------------------------------
   CONTINGENT DEFERRED SALES
   CHARGE
   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.

   ------------------------------

                                                                  SMALL CAP FUND
 RISK/RETURN SUMMARY AND FUND EXPENSES   (FORMERLY THE SMALL COMPANY VALUE FUND)




                                               EXPENSE EXAMPLE

                                                                                       1       3        5        10
                                                             SMALL CAP FUND           YEAR   YEARS    YEARS    YEARS
                                                     CLASS A SHARES                   $697   $1,044   $1,415   $2,453
                                                     ----------------------------------------------------------------
                                                     CLASS B SHARES
                                                     Assuming Redemption              $605   $  975   $1,272   $2,413
                                                     Assuming No Redemption           $205   $  675   $1,172   $2,413
                                                     ----------------------------------------------------------------
                                                     CLASS C SHARES
                                                     Assuming Redemption              $205   $  675   $1,172   $2,539
                                                     Assuming No Redemption           $205   $  675   $1,172   $2,539
                                                     ----------------------------------------------------------------

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

 - $10,000 investment
 - 5% annual return
 - redemption at the end of each period
 - no changes in the fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES        INTERNATIONAL EQUITY FUND


                          RISK/RETURN SUMMARY

    INVESTMENT OBJECTIVE                  The Fund seeks long-term capital appreciation through
                                          investment primarily in equity securities of foreign
                                          issuers.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in stocks of foreign issuers located in countries throughout the world.
                                          The Fund may also invest its assets in stocks of companies that are listed or operate in emerging economies. The Fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.



                                          The portfolio manager uses a disciplined intrinsic or
                                          fundamental value approach that seeks to take advantage of anomalies in markets often created by human over-reactions to both good and bad news. The portfolio manager, on behalf of the Fund, intends to diversify broadly among countries, but reserves the right to invest a substantial portion of
                                          the Fund's assets in one or more countries if economic and business conditions warrant such investments.



                                          For each security under analysis, a fundamental value is
                                          estimated, based upon detailed country, industry and company analysis, including visits to the company, its competitors and suppliers. This fundamental value estimate is a function of the present value of the estimated future cash flows. The resulting fundamental value estimate is then compared to the company's current market price to ascertain whether a
                                          valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be
                                          considered a candidate for inclusion in the Fund's
                                          portfolio. This comparison between price and intrinsic or
                                          fundamental value allows comparisons across industries and countries.



                                          The Fund generally will sell a stock when it reaches a
                                          target price, which is when the portfolio manager believes it is fully valued or when, in the portfolio manager's
                                          opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to the
                                          growth potential.



                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 107 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:



                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.

                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses -- foreign value
                                          stocks -- will underperform other kinds of investments or
                                          market averages.

                                          FOREIGN INVESTMENT RISK: Foreign securities involve risks
                                          not typically associated with investing in U.S. securities.
                                          Foreign securities may be adversely affected by myriad
                                          factors, including currency fluctuations and social,
                                          economic or political instability.



                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 107.

RISK/RETURN SUMMARY AND FUND EXPENSES                  INTERNATIONAL EQUITY FUND




                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)

                                             (in percents)

1998                                                                             11.13
99                                                                               37.97
2000                                                                            -18.70
01                                                                              -21.37
02                                                                              -18.58
03                                                                               24.38
04                                                                               16.51
05                                                                                9.52

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

                                                                         Best quarter:           24.71%      12/31/99
                                                                         Worst quarter:         -19.62%       9/30/02



                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended
                                                    December 31, 2005)(1)



The chart and table on this page show how the International Equity Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index, a widely recognized, unmanaged index generally representative of the performance of stock markets in those regions. Prior to April 25, 2003, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on in the chart and table on this page under its current investment management arrangements. Of course, past performance does not indicate how the Fund will perform in the future.

The returns for Class B Shares and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.

                                                                        1 YEAR   5 YEARS(3)   SINCE INCEPTION(3)
                                                                        ----------------------------------------
 CLASS A SHARES (with 5.75% sales charge)(2)                                                     (1/2/97)
                                                                        ----------------------------------------
   RETURN BEFORE TAXES                                                    3.23%     -0.86%           2.70%
                                                                        ----------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                    3.04%     -0.96%           1.79%
                                                                        ----------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES            2.32%     -0.76%           1.90%
----------------------------------------------------------------------------------------------------------------
 CLASS B SHARES (with applicable Contingent Deferred Sales Charge)                               (1/2/97)
----------------------------------------------------------------------------------------------------------------
   RETURN BEFORE TAXES                                                    4.85%     -0.63%           2.63%
----------------------------------------------------------------------------------------------------------------
 CLASS C SHARES (with applicable Contingent Deferred Sales Charge)                               (1/2/97)
----------------------------------------------------------------------------------------------------------------
   RETURN BEFORE TAXES                                                    8.77%     -0.44%           2.63%
----------------------------------------------------------------------------------------------------------------
 MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX
 (reflects no deductions for fees, expenses or taxes)                    14.02%      4.94%           6.16%(4)
----------------------------------------------------------------------------------------------------------------

(1) Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(3) Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to February 1, 2001 is based on Class B Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares.

(4) Since 12/31/96.

   RISK/RETURN SUMMARY AND FUND EXPENSES        INTERNATIONAL EQUITY FUND




                                               FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES       CLASS A   CLASS B   CLASS C
                                                     (FEES PAID BY YOU DIRECTLY)(1)         SHARES    SHARES    SHARES

                                                     Maximum Sales Charge (load) on
                                                     Purchases                              5.75%(2)    None      None
                                                     ------------------------------------------------------------------

                                                     Maximum Deferred Sales Charge (load)     None    5.00%(3)  1.00%(4)
                                                     ------------------------------------------------------------------

                                                     Redemption Fee (on shares sold within
                                                     7 calendar days of purchase)(5)         2.00%     2.00%     2.00%



                                                     ANNUAL FUND OPERATING EXPENSES         CLASS A   CLASS B   CLASS C
                                                     (FEES PAID FROM FUND ASSETS)           SHARES    SHARES    SHARES

                                                     Management Fee(6)                       1.00%     1.00%     1.00%
                                                     ------------------------------------------------------------------

                                                     Distribution and Service
                                                     (12b-1) Fee(6)                          0.50%     1.00%     1.00%
                                                     ------------------------------------------------------------------

                                                     Other Expenses                          0.29%     0.29%     0.29%
                                                     ------------------------------------------------------------------

                                                     Total Fund Operating Expenses           1.79%     2.29%     2.29%
                                                     ------------------------------------------------------------------

                                                       Fee Waiver or Expense
                                                       Reimbursement(6)                     -0.35%    -0.10%    -0.10%
                                                     ------------------------------------------------------------------

                                                     Net Fund Operating Expenses(6)          1.44%     2.19%     2.19%
                                                     ------------------------------------------------------------------

                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

                                   (4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

                                   (5) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

                                   (6) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.90% for the period from February 1, 2006 through January 31, 2007. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period.
   As an investor in the
   International Equity Fund, you
   will pay the following fees
   and expenses when you buy and
   hold shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets and are
   reflected in the share price.

   ------------------------------
   CONTINGENT DEFERRED SALES
   CHARGE
   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.

   ------------------------------

   RISK/RETURN SUMMARY AND FUND EXPENSES        INTERNATIONAL EQUITY FUND




                                               EXPENSE EXAMPLE

                                                                                         1       3        5        10
                                                        INTERNATIONAL EQUITY FUND       YEAR   YEARS    YEARS    YEARS
                                                     CLASS A SHARES                     $713   $1,074   $1,458   $2,532
                                                     ------------------------------------------------------------------
                                                     CLASS B SHARES
                                                     Assuming Redemption                $622   $1,006   $1,316   $2,493
                                                     Assuming No Redemption             $222   $  706   $1,216   $2,493
                                                     ------------------------------------------------------------------
                                                     CLASS C SHARES
                                                     Assuming Redemption                $222   $  706   $1,216   $2,618
                                                     Assuming No Redemption             $222   $  706   $1,216   $2,618
                                                     ------------------------------------------------------------------

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

 - $10,000 investment
 - 5% annual return
 - redemption at the end of each period
 - no changes in the fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES     SPECIAL OPPORTUNITIES EQUITY
   FUND


                          RISK/RETURN SUMMARY

    INVESTMENT OBJECTIVE                  The Fund seeks long-term capital appreciation.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in
                                          domestically traded common stocks of small-, mid- and
                                          large-capitalization companies and, to a lesser extent,
                                          American Depositary Receipts ("ADRs"). The Fund uses a
                                          multi-style approach, meaning that it not only invests
                                          across different capitalization levels but may target both value- and growth-oriented companies. The portfolio manager looks for companies experiencing above-average revenue and profit growth as well as out-of-favor stocks that may be
                                          depressed due to what the portfolio manager believes to be temporary economic circumstances. In choosing individual
                                          stocks, the portfolio manager then uses a quantitative
                                          process to examine the value, growth and momentum
                                          characteristics of a particular issuer.



                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 107 or consult the Statement of Additional
                                          Information ("SAI").

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.



                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund is primarily invested in, whether growth or value; large-, mid- or small cap; could
                                          underperform other kinds of investments or market averages that include style-focused investments.



                                          MANAGEMENT RISK: The possibility that a strategy used by the
                                          Fund's portfolio manager may fail to produce the intended
                                          result.



                                          SMALL COMPANY RISK: Investing in smaller, lesser-known
                                          companies involves greater risk than investing in those that are more established. A small company's financial well-
                                          being may, for example, depend heavily on just a few
                                          products or services. In addition, investors may have
                                          limited flexibility to buy or sell small company stocks,
                                          which tend to trade less frequently than those of larger
                                          firms.



                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 107.

   RISK/RETURN SUMMARY AND FUND EXPENSES     SPECIAL OPPORTUNITIES EQUITY
   FUND




                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)

                                             (in percents)

2004                                                                             27.38
2005                                                                              3.85

                                      The performance information shown above is based on a calendar year.

                                                                         Best quarter:          14.04%      12/31/04
                                                                         Worst quarter:         -1.36%      12/31/05



                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended
                                                    December 31, 2005)(1)



The chart and table on this page show how the Special Opportunities Equity Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index of common stocks. Of course, past performance does not indicate how the Fund will perform in the future.

The returns for Class B Shares and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class.

                                                                        1 YEAR   SINCE INCEPTION
                                                                        -------------------------
 CLASS A SHARES(2)                                                                (6/2/03)
                                                                        -------------------------
   RETURN BEFORE TAXES                                                  -2.11%        16.09%
                                                                        -------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                  -3.03%        15.47%
                                                                        -------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUNDS SHARES         -0.54%        13.72%
-------------------------------------------------------------------------------------------------
 CLASS B SHARES (with applicable Contingent Deferred Sales Charge)                (6/2/03)
                                                                        -------------------------
   RETURN BEFORE TAXES                                                  -0.84%        16.99%
-------------------------------------------------------------------------------------------------
 CLASS C SHARES (with applicable Contingent Deferred Sales Charge)                (6/2/03)
                                                                        -------------------------
   RETURN BEFORE TAXES                                                   3.07%        17.92%
-------------------------------------------------------------------------------------------------
 S&P 500 INDEX
 (reflects no deductions for fees, expenses or taxes)                    4.91%        12.53%(3)
-------------------------------------------------------------------------------------------------

(1) Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Since 5/31/03.

   RISK/RETURN SUMMARY AND FUND EXPENSES     SPECIAL OPPORTUNITIES EQUITY
   FUND


As an investor in the Special Opportunities Equity Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
---------------------------------------------
CONTINGENT DEFERRED SALES CHARGE
Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.

---------------------------------------------

                               FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES       CLASS A   CLASS B   CLASS C
                                                     (FEES PAID BY YOU DIRECTLY)(1)         SHARES    SHARES    SHARES
                                                     Maximum Sales Charge (load) on
                                                     Purchases                              5.75%(2)    None      None
                                                     ------------------------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)     None    5.00%(3)  1.00%(4)
                                                     ------------------------------------------------------------------
                                                     Redemption Fee (on shares sold within
                                                     7 calendar days of purchase)(5)         2.00%     2.00%     2.00%



                                                     ANNUAL FUND OPERATING EXPENSES         CLASS A   CLASS B   CLASS C
                                                     (FEES PAID FROM FUND ASSETS)           SHARES    SHARES    SHARES
                                                     Management Fee                          0.80%     0.80%     0.80%
                                                     ------------------------------------------------------------------
                                                     Distribution and Service (12b-1)
                                                     Fee(6)                                  0.50%     1.00%     1.00%
                                                     ------------------------------------------------------------------
                                                     Other Expenses                          0.24%     0.24%     0.24%
                                                     ------------------------------------------------------------------
                                                     Total Fund Operating Expenses           1.54%     2.04%     2.04%
                                                     ------------------------------------------------------------------
                                                       Fee Waiver or Expense
                                                       Reimbursement(6)                     -0.25%    -0.00%    -0.00%
                                                     ------------------------------------------------------------------
                                                     Net Fund Operating Expenses(6)          1.29%     2.04%     2.04%

(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) Lower sales charges are available depending upon the amount invested. For investments of $1 million or more, a contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

(3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

(4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(5) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(6) The Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the period from February 1, 2006 through January 31, 2007.

   RISK/RETURN SUMMARY AND FUND EXPENSES     SPECIAL OPPORTUNITIES EQUITY
   FUND


Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
  - $10,000 investment
  - 5% annual return
  - redemption at the end of each period
  - no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

                                EXPENSE EXAMPLE

                                                     SPECIAL OPPORTUNITIES       1       3        5        10
                                                     EQUITY FUND                YEAR   YEARS    YEARS    YEARS
                                                     CLASS A SHARES             $699   $1,010   $1,344   $2,284
                                                     ----------------------------------------------------------
                                                     CLASS B SHARES
                                                     Assuming Redemption        $607   $  940   $1,198   $2,241
                                                     Assuming No Redemption     $207   $  640   $1,098   $2,241
                                                     ----------------------------------------------------------
                                                     CLASS C SHARES
                                                     Assuming Redemption        $207   $  640   $1,098   $2,369
                                                     Assuming No Redemption     $207   $  640   $1,098   $2,369
                                                     ----------------------------------------------------------

   RISK/RETURN SUMMARY AND FUND EXPENSES               EQUITY INCOME FUND


                          RISK/RETURN SUMMARY

    INVESTMENT OBJECTIVE                  The Fund seeks capital growth and current income.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in
                                          dividend-paying equity securities, in particular common
                                          stocks of companies with a history of increasing dividend
                                          rates, and convertible debt securities and convertible
                                          preferred stock, which are convertible into common stock,
                                          with favorable long-term fundamental characteristics. As
                                          part of its investment strategy, the Fund may invest in
                                          convertible securities that offer above average current
                                          yield with participation in underlying equity performance.
                                          Because yield is a primary consideration in selecting
                                          securities, the Fund may purchase stocks of companies that are out of favor in the financial community and therefore, are selling below what the portfolio manager believes to be their long-term investment value.



                                          The Fund may also invest in certain other equity and debt
                                          securities in addition to those described above. For a more complete description of the various securities in which the
                                          Fund may invest, please see Additional Investment Strategies and Risks on page 107 or consult the Statement of Additional
                                          Information ("SAI").




    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.



                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.



                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities such as bonds. The lower a security's rating, the greater its credit risk.



                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for
                                          longer-term bonds.



                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses - income-producing
                                          equities - will underperform other kinds of investments or market averages.



                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 107.




   RISK/RETURN SUMMARY AND FUND EXPENSES               EQUITY INCOME FUND




                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)

2005                                                                             10.69

                                      The performance information shown above is based on a calendar year.

                                                                         Best quarter:          3.93%      6/30/05
                                                                         Worst quarter:         1.22%      3/31/05



                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended
                                                    December 31, 2005)(1)




The chart and table on this page show how the Equity Income Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index of common stocks. Of course, past performance does not indicate how the Fund will perform in the future.

The returns for Class B Shares and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class.

                                                                        1 YEAR   SINCE INCEPTION
                                                                        -------------------------
 CLASS A SHARES(2)                                                                   6/30/04
                                                                        -------------------------
   RETURN BEFORE TAXES                                                  4.35%         12.56%
                                                                        -------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                  3.29%         11.66%
                                                                        -------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUNDS SHARES         3.35%         10.41%
-------------------------------------------------------------------------------------------------
 CLASS B SHARES (with applicable Contingent Deferred Sales Charge)                   6/30/04
                                                                        -------------------------
   RETURN BEFORE TAXES                                                  5.89%         13.73%
-------------------------------------------------------------------------------------------------
 CLASS C SHARES (with applicable Contingent Deferred Sales Charge)                   6/30/04
                                                                        -------------------------
   RETURN BEFORE TAXES                                                  9.80%         16.19%
-------------------------------------------------------------------------------------------------
 S&P 500 INDEX (reflects no deductions for fees, expenses or taxes)                  6/30/04
                                                                        -------------------------
                                                                        4.91%          8.14%
-------------------------------------------------------------------------------------------------

(1) Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

   RISK/RETURN SUMMARY AND FUND EXPENSES               EQUITY INCOME FUND


As an investor in the Equity Income Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                               FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES       CLASS A   CLASS B   CLASS C
                                                     (FEES PAID BY YOU DIRECTLY)(1)         SHARES    SHARES    SHARES
                                                     Maximum Sales Charge (load) on
                                                     Purchases                              5.75%(2)    None      None
                                                     ------------------------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)     None    5.00%(3)  1.00%(4)
                                                     ------------------------------------------------------------------
                                                     Redemption Fee (on shares sold
                                                     within 7 calendar days of
                                                     purchase)(5)                            2.00%     2.00%     2.00%



                                                     ANNUAL FUND OPERATING EXPENSES         CLASS A   CLASS B   CLASS C
                                                     (FEES PAID FROM FUND ASSETS)           SHARES    SHARES    SHARES
                                                     Management Fee                          0.70%     0.70%     0.70%
                                                     ------------------------------------------------------------------
                                                     Distribution and Service (12b-1)
                                                     Fee(6)                                  0.50%     1.00%     1.00%
                                                     ------------------------------------------------------------------
                                                     Other Expenses                          0.34%     0.34%     0.34%
                                                     ------------------------------------------------------------------
                                                     Total Annual Fund Operating Expenses    1.54%     2.04%     2.04%
                                                     ------------------------------------------------------------------
                                                       Fee Waivers or Expense
                                                       Reimbursement(6)                     -0.25%    -0.00%    -0.00%
                                                     ------------------------------------------------------------------
                                                     Net Fund Operating Expenses(6)          1.29%     2.04%     2.04%

(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) Lower sales charges are available depending upon the amount invested. For investments of $1 million or more, a contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

(3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

(4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(5) A wire transfer fee of $7.00 may be deducted from the amount of your redemption if you request a wire transfer. This fee is currently being waived.

(6) The Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the period from February 1, 2006 through January 31, 2007.

   RISK/RETURN SUMMARY AND FUND EXPENSES               EQUITY INCOME FUND




                                               EXPENSE EXAMPLE

                                                                                               1       3        5        10
                                                               EQUITY INCOME FUND             YEAR   YEARS    YEARS    YEARS
                                                     CLASS A SHARES                           $699   $1,010   $1,344   $2,284
                                                     ------------------------------------------------------------------------
                                                     CLASS B SHARES
                                                       Assuming Redemption                    $607   $  940   $1,198   $2,241
                                                       Assuming No Redemption                 $207   $  640   $1,098   $2,241
                                                     ------------------------------------------------------------------------
                                                     CLASS C SHARES
                                                       Assuming Redemption                    $207   $  640   $1,098   $2,369
                                                       Assuming No Redemption                 $207   $  640   $1,098   $2,369
                                                     ------------------------------------------------------------------------

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

 - $10,000 investment
 - 5% annual return
 - redemption at the end of each period
 - no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES                         OVERVIEW


                          BOND FUNDS

    TAXABLE BOND FUNDS                    The Short U.S. Government Fund, the Intermediate U.S.
                                          Government Fund and the Total Return Bond Fund seek current income consistent with the preservation of capital and
                                          invest primarily in fixed income securities, such as U.S.
                                          government securities or corporate, bank and commercial
                                          obligations.



    WHO MAY WANT TO INVEST                Consider investing in these Funds if you are:



                                            - looking to add a monthly income component to your
                                              portfolio
                                            - willing to accept the risks of price and dividend
                                              fluctuations



                                          These Funds may not be appropriate if you are:



                                            - investing emergency reserves
                                            - uncomfortable with an investment that will fluctuate in
                                              value



    TAX-FREE BOND FUNDS                   The Kentucky Intermediate Tax-Free Fund, the Maryland
                                          Intermediate Tax-Free Fund, the North Carolina Intermediate
                                          Tax-Free Fund, the South Carolina Intermediate Tax-Free
                                          Fund, the Virginia Intermediate Tax-Free Fund, and the West
                                          Virginia Intermediate Tax-Free Fund seek tax-exempt income and invest primarily in municipal securities which are
                                          exempt from federal and, respectively, Kentucky, Maryland,
                                          North Carolina, South Carolina, Virginia, or West Virginia
                                          income taxes.



    WHO MAY WANT TO INVEST                Consider investing in these Funds if you are:
                                            - looking to add a monthly income component to your
                                              portfolio.
                                            - seeking monthly federal and Kentucky, Maryland, North
                                          Carolina, South Carolina, Virginia, or West Virginia
                                              tax-exempt dividends
                                            - willing to accept the risks of price and dividend
                                              fluctuations



                                          These Funds may not be appropriate if you are:
                                            - investing through a tax-exempt retirement plan
                                            - uncomfortable with an investment that will fluctuate in
                                              value
                                            - investing emergency reserves

RISK/RETURN SUMMARY AND FUND EXPENSES                 SHORT U.S. GOVERNMENT FUND


                          RISK/RETURN SUMMARY

    INVESTMENT OBJECTIVE                  The Fund seeks current income consistent with the
                                          preservation of capital.




    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in
                                          securities issued or guaranteed by the U.S. Government or
                                          its agencies or instrumentalities ("U.S. Government
                                          Securities"), some of which may be subject to repurchase
                                          agreements, or in "high grade" (rated at the time of
                                          purchase in one of the three highest rating categories by an
                                          NRSRO or are determined by the portfolio manager to be of
                                          comparable quality) collateralized mortgage obligations
                                          ("CMOs"). The Fund may also invest in short-term
                                          obligations, commercial bonds and the shares of other
                                          investment companies. The duration range of the Fund will be from 1.0 to 3.5 years.



                                          In managing the portfolio, the portfolio manager uses a "top down" investment management approach focusing on allocation among sectors, interest rate risk, credit risk, and
                                          individual securities selection. The portfolio manager sets and continually adjusts a target for the interest rate
                                          sensitivity of the Fund's holdings based upon expectations about interest rates and other economic factors. The
                                          portfolio manager then selects individual securities
                                          consistent with the target by looking for the best relative values within particular sectors.



                                          The Fund may also invest in certain other debt securities.
                                          For a more complete description of the various securities in which the Fund may invest, please see Additional Investment
                                          Strategies and Risks on page 107 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.



                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for
                                          longer-term bonds.



                                          PREPAYMENT/CALL RISK: If a significant number of the
                                          mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility
                                          that, during periods of declining interest rates, a bond
                                          issuer will "call" -- or repay -- higher-yielding bonds
                                          before their stated maturity date. In both cases, investors receive their principal back and are typically forced to
                                          reinvest it in bonds that pay lower interest rates. Rapid
                                          changes in prepayment and call rates can cause bond prices and yields to be volatile.



                                          ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later
                                          than expected. This may happen when there is a rise in
                                          interest rates. These events may lengthen the duration (i.e.
                                          interest rate sensitivity) and potentially reduce the value of these securities.



                                          U.S. GOVERNMENT AGENCY SECURITIES: The Fund invests in
                                          securities issued or guaranteed by the U.S. government or
                                          its agencies (such as Fannie Mae or Ginnie Mae securities).
                                          Although U.S. government securities issued directly by the
                                          U.S. government are guaranteed by the U.S. Treasury, other
                                          U.S. government securities issued by an agency or
                                          instrumentality of the U.S. government may not be. No
                                          assurance can be given that the U.S. government would
                                          provide financial support to its agencies and
                                          instrumentalities if not required to do so by law.
                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities, such as bonds. The lower a security's rating,
                                          the greater its credit risk.



                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 107.




RISK/RETURN SUMMARY AND FUND EXPENSES                 SHORT U.S. GOVERNMENT FUND


                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)

                                             (in percents)

1996                                                                              2.8
----                                                                              ---
97                                                                               6.11
98                                                                               6.66
99                                                                               1.26
2000                                                                             8.04
01                                                                               5.51
02                                                                               5.67
03                                                                               0.91
04                                                                               0.83
05                                                                               1.17

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

                                                                         Best quarter:           3.73%      9/30/98
                                                                         Worst quarter:         -1.38%      6/30/04



                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended
                                                    December 31, 2005)(1)



The chart and table on this page show how the Short U.S. Government Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Merrill Lynch 1-5 Year U.S. Treasuries/Agencies Index, a widely recognized, unmanaged index of U.S. government and agency bonds that have a minimum size of $150 million. Of course, past performance does not indicate how the Fund will perform in the future.

                                                                        1 YEAR   5 YEARS   10 YEARS   SINCE INCEPTION
                                                                         --------------------------------------------
 CLASS A SHARES (with 3.00% sales charge)(2)                                                          (11/30/92)
                                                                         --------------------------------------------
   RETURN BEFORE TAXES                                                  -1.88%    2.37%      3.65%         4.12%
                                                                         --------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                  -2.95%    1.00%      1.87%         2.25%
                                                                         --------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES          -1.22%    1.19%      1.99%         2.33%
---------------------------------------------------------------------------------------------------------------------
 MERRILL LYNCH 1-5 YEAR U.S. TREASURIES/AGENCIES INDEX(3)
 (reflects no deductions for fees, expenses, or taxes)                   1.45%    4.17%      5.11%         5.41%
---------------------------------------------------------------------------------------------------------------------
 MERRILL LYNCH 1-5 YEAR U.S. TREASURY INDEX(3)
 (reflects no deductions for fees, expenses, or taxes)                   1.39%    4.07%      5.04%         5.36%
---------------------------------------------------------------------------------------------------------------------

(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The Fund has changed its standardized benchmark from the Merrill Lynch 1-5 Year U.S. Treasury Index to the Merrill Lynch 1-5 Year Treasuries/Agencies Index in order to better represent the Fund's investment policies for comparison purposes.

  RISK/RETURN SUMMARY AND FUND EXPENSES               SHORT U.S. GOVERNMENT FUND


                                               FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES          CLASS A
                                                     (FEES PAID BY YOU DIRECTLY)(1)             SHARES

                                                     Maximum Sales Charge (load) on
                                                     Purchases                                   3.00%(2)
                                                     -----------------------------------------------------

                                                     Maximum Deferred Sales Charge (load)         None
                                                     -----------------------------------------------------

                                                     Redemption Fee (on shares sold within
                                                     7 calendar days of purchase)(3)             2.00%

                                                     ANNUAL FUND OPERATING EXPENSES            CLASS A
                                                     (FEES PAID FROM FUND ASSETS)               SHARES

                                                     Management Fee(4)                           0.60%
                                                     -----------------------------------------------------

                                                     Distribution and Service
                                                     (12b-1) Fee(4)                              0.50%
                                                     -----------------------------------------------------

                                                     Other Expenses                              0.20%
                                                     -----------------------------------------------------

                                                     Total Fund Operating Expenses               1.30%
                                                     -----------------------------------------------------

                                                       Fee Waiver or Expense
                                                       Reimbursement(4)                         -0.40%
                                                     -----------------------------------------------------

                                                     Net Fund Operating Expenses(4)              0.90%
                                                     -----------------------------------------------------

                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption if you, regardless of the date of purchase, request a wire transfer. This fee is currently being waived.

                                   (4) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.45% for the period from February 1, 2006 through January 31, 2007. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period.
   As an investor in the Short
   U.S. Government Fund, you will
   pay the following fees and
   expenses when you buy and hold
   shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets and are
   reflected in the share price.

  RISK/RETURN SUMMARY AND FUND EXPENSES               SHORT U.S. GOVERNMENT FUND


                                               EXPENSE EXAMPLE

                                                       SHORT U.S. GOVERNMENT       1       3       5       10
                                                               FUND               YEAR   YEARS   YEARS   YEARS
                                                     CLASS A SHARES               $389   $661    $954    $1,787
                                                     ----------------------------------------------------------

Use the table at right to compare fees and expenses with those of other Funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

 - $10,000 investment
 - 5% annual return
 - redemption at the end of each period
 - no changes in the Fund's operating expenses
Because this example is hypothetical and for comparison only, your actual costs will be different.

  RISK/RETURN SUMMARY AND FUND EXPENSES        INTERMEDIATE U.S. GOVERNMENT FUND


                          RISK/RETURN SUMMARY

    INVESTMENT OBJECTIVE                  The Fund seeks current income consistent with the
                                          preservation of capital.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in
                                          securities issued or guaranteed by the U.S. Government or
                                          its agencies or instrumentalities ("U.S. Government
                                          Securities"), some of which may be subject to repurchase
                                          agreements, or in "high grade" (rated at the time of
                                          purchase in one of the three highest rating categories by an
                                          NRSRO or are determined by the portfolio manager to be of
                                          comparable quality) collateralized mortgage obligations
                                          ("CMOs"). The Fund may also invest in short-term
                                          obligations, commercial bonds and the shares of other
                                          investment companies. The duration range of the Fund will be from 3.0 to 7.0 years.
                                          In managing the portfolio, the portfolio manager uses a "top down" investment management approach focusing on allocation among sectors, interest rate risk, credit risk, and
                                          individual securities selection. The portfolio manager sets and continually adjusts a target for the interest rate
                                          sensitivity of the Fund's holdings based upon expectations about interest rates and other economic factors. The
                                          portfolio manager then selects individual securities
                                          consistent with the target by looking for the best relative values within particular sectors.
                                          The Fund may also invest in certain other debt securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 107 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.
                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for
                                          longer-term bonds.
                                          PREPAYMENT/CALL RISK: If a significant number of the
                                          mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility
                                          that, during periods of declining interest rates, a bond
                                          issuer will "call" -- or repay -- higher-yielding bonds
                                          before their stated maturity date. In both cases, investors receive their principal back and are typically forced to
                                          reinvest it in bonds that pay lower interest rates. Rapid
                                          changes in prepayment and call rates can cause bond prices and yields to be volatile.
                                          ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later
                                          than expected. This may happen when there is a rise in
                                          interest rates. These events may lengthen the duration (i.e.
                                          interest rate sensitivity) and potentially reduce the value of these securities.
                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities such as bonds. The lower a security's rating the greater its credit risk.
                                          U.S. GOVERNMENT AGENCY SECURITIES: The Fund invests in
                                          securities issued or guaranteed by the U.S. government or
                                          its agencies (such as Fannie Mae or Ginnie Mae securities).
                                          Although U.S. government securities issued directly by the
                                          U.S. government are guaranteed by the U.S. Treasury, other
                                          U.S. government securities issued by an agency or
                                          instrumentality of the U.S. government may not be. No
                                          assurance can be given that the U.S. government would
                                          provide financial support to its agencies and
                                          instrumentalities if not required to do so by law.
                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 107.

  RISK/RETURN SUMMARY AND FUND EXPENSES        INTERMEDIATE U.S. GOVERNMENT FUND


                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)

                                             (in percents)

1996                                                                              1.91
97                                                                                8.31
98                                                                                9.31
99                                                                               -2.53
2000                                                                             11.78
01                                                                                6.26
02                                                                               10.38
03                                                                                2.01
04                                                                                2.10
05                                                                                1.64

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.
The chart and table on this page show how the Intermediate U.S. Government Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Lehman Brothers U.S. Government/Mortgage Bond Index, an unmanaged index of U.S. Treasury, government agency and mortgage-backed securities with maturities of 10 years or less. Of course, past performance does not indicate how the Fund will perform in the future.

The returns for Class B Shares and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.
    AVERAGE ANNUAL TOTAL RETURNS
    (for the periods ended
    December 31, 2005)(1)




                                                                         Best quarter:           5.96%       9/30/98
                                                                         Worst quarter:         -2.69%       3/31/96



                                                                                                10 YEARS      SINCE INCEPTION
                                                                        1 YEAR    5 YEARS(4)     (3),(4)          (3),(4)
 CLASS A SHARES (with 5.75% Sales Charge)(2)                                                                   (10/9/92)
                                                                        -------------------------------------------------------

   RETURN BEFORE TAXES                                                   -4.20%       3.20%        4.35%            4.98%
                                                                        -------------------------------------------------------

   RETURN AFTER TAXES ON DISTRIBUTIONS                                   -5.50%       1.57%        2.40%            2.89%
                                                                        -------------------------------------------------------

   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES           -2.74%       1.77%        2.51%            2.94%
-------------------------------------------------------------------------------------------------------------------------------
 CLASS B SHARES (with applicable Contingent Deferred Sales Charge)                                             (10/9/92)
                                                                        -------------------------------------------------------

   RETURN BEFORE TAXES                                                   -2.92%       3.46%        4.12%            4.80%
-------------------------------------------------------------------------------------------------------------------------------
 CLASS C SHARES (with applicable Contingent Deferred Sales Charge)                                             (10/9/92)
                                                                        -------------------------------------------------------

   RETURN BEFORE TAXES                                                    1.09%       3.78%        4.65%            5.20%
-------------------------------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. GOVERNMENT/MORTGAGE BOND INDEX
 (reflects no deductions for fees, expenses, or taxes)                    2.63%       5.40%        6.02%            6.32%(5)
-------------------------------------------------------------------------------------------------------------------------------

(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(3) Class B Shares were not in existence prior to January 1, 1996. Performance for periods prior to January 1, 1996 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(4) Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to February 1, 2001 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(5) Since 9/30/92.

RISK/RETURN SUMMARY AND FUND EXPENSES          INTERMEDIATE U.S. GOVERNMENT FUND


                                               FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES (FEES    CLASS A   CLASS B   CLASS C
                                                     PAID BY YOU DIRECTLY)(1)                  SHARES    SHARES    SHARES

                                                     Maximum Sales Charge (load) on Purchases  5.75%(2)    None      None
                                                     ---------------------------------------------------------------------

                                                     Maximum Deferred Sales Charge (load)        None    5.00%(3)  1.00%(4)
                                                     ---------------------------------------------------------------------

                                                     Redemption Fee (on shares sold within 7
                                                     calendar days of purchase)(5)              2.00%     2.00%     2.00%
                                                     ANNUAL FUND OPERATING EXPENSES            CLASS A   CLASS B   CLASS C
                                                     (FEES PAID FROM FUND ASSETS)()            SHARES    SHARES    SHARES

                                                     Management Fee(6)                          0.60%     0.60%     0.60%
                                                     ---------------------------------------------------------------------

                                                     Distribution and Service (12b-1) Fee(6)    0.50%     1.00%     1.00%
                                                     ---------------------------------------------------------------------

                                                     Other Expenses                             0.20%     0.20%     0.20%
                                                     ---------------------------------------------------------------------

                                                     Total Fund Operating Expenses              1.30%     1.80%     1.80%
                                                     ---------------------------------------------------------------------

                                                       Fee Waiver or Expense Reimbursement(6)  -0.37%    -0.12%    -0.12%
                                                     ---------------------------------------------------------------------

                                                     Net Fund Operating Expenses(6)             0.93%     1.68%     1.68%
                                                     ---------------------------------------------------------------------

                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

                                   (4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

                                   (5) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

                                   (6) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.48% for the period from February 1, 2006 through January 31, 2007. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period.
   As an investor in the
   Intermediate U.S. Government
   Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets
   and are reflected in the share
   price.

   ------------------------------
   CONTINGENT DEFERRED SALES
   CHARGE
   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.

   ------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES          INTERMEDIATE U.S. GOVERNMENT FUND


                                               EXPENSE EXAMPLE

                                                      INTERMEDIATE U.S. GOVERNMENT       1       3       5        10
                                                                  FUND                  YEAR   YEARS   YEARS    YEARS
                                                     CLASS A SHARES                     $664   $929    $1,213   $2,022
                                                     -----------------------------------------------------------------
                                                     CLASS B SHARES
                                                     Assuming Redemption                $571   $855    $1,064   $1,975
                                                     Assuming No Redemption             $171   $555    $  964   $1,975
                                                     -----------------------------------------------------------------
                                                     CLASS C SHARES
                                                     Assuming Redemption                $171   $555    $  964   $2,106
                                                     Assuming No Redemption             $171   $555    $  964   $2,106
                                                     -----------------------------------------------------------------

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

 - $10,000 investment
 - 5% annual return
 - redemption at the end of each period
 - no changes in the fund's operating expenses
Because this example is hypothetical and for comparison only, your actual costs will be different.

                                                                    TOTAL
                                                         RETURN BOND FUND
   RISK/RETURN SUMMARY AND FUND EXPENSES       (FORMERLY THE INTERMEDIATE
   CORPORATE BOND FUND)


                          RISK/RETURN SUMMARY

    INVESTMENT OBJECTIVE                  The Fund seeks a high level of current income and a
                                          competitive total return.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in a
                                          diversified portfolio of bonds, including: securities issued or guaranteed by the U.S. government, its agencies or
                                          instrumentalities, corporate bonds, asset-backed securities, mortgage-backed securities, including commercial
                                          mortgage-backed securities, and convertible securities. The
                                          Fund will invest the portion of its assets invested in
                                          corporate bonds primarily in investment grade corporate
                                          bonds. The Fund may invest up to 25% of its total assets in bonds that are below investment grade, which are commonly
                                          referred to as "high yield" or "junk" bonds, and/or foreign and emerging market bonds.



                                          In managing the portfolio, the manager uses a "top down"
                                          investment management approach focusing on interest rate
                                          risk, allocation among sectors, credit risk, and individual securities selection. The manager employs a proprietary
                                          regression model which provides an indication of the trend in interest rates, either rising or falling, over a three
                                          month forward looking horizon enabling the firm to position its portfolios relative to the benchmark in terms of
                                          duration. For yield curve management, in addition to the
                                          trend in interest rates, other factors such as future
                                          inflation expectations, supply factors, and forward curve
                                          analysis are considered. Sector weightings are driven by a combination of the firm's macro view on interest rates and volatility as well as relative spread analysis. Utilizing
                                          fundamental analysis the manager then selects individual
                                          securities consistent with the target by looking for the
                                          best relative values within particular sectors. The analysis incudes an attempt to understand the structure and embedded features of potential securities. Features that are analyzed include puts, calls, sinking fund requirements, prepayment and extension risk, and individual company financial date
                                          for potential corporate holdings. Scenario analysis is the primary tool employed for these assessments.



                                          The Fund may also invest in certain other debt securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 107 or consult the SAI.

                                                                    TOTAL
                                                         RETURN BOND FUND
   RISK/RETURN SUMMARY AND FUND EXPENSES       (FORMERLY THE INTERMEDIATE
   CORPORATE BOND FUND)


                          RISK/RETURN SUMMARY
                          CONTINUED

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:




                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.

                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities such as bonds. The lower a security's rating, the greater its credit risk.

                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for
                                          longer-term bonds.

                                          PREPAYMENT/CALL RISK: If a significant number of the
                                          mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility
                                          that, during periods of declining interest rates, a bond
                                          issuer will "call" -- or repay -- higher-yielding bonds
                                          before their stated maturity date. In both cases, investors receive their principal back and are typically forced to
                                          reinvest it in bonds that pay lower interest rates. Rapid
                                          changes in prepayment and call rates can cause bond prices and yields to be volatile.



                                          ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later
                                          than expected. This may happen when there is a rise in
                                          interest rates. These events may lengthen the duration (i.e.
                                          interest rate sensitivity) and potentially reduce the value of these securities.



                                          HIGH-YIELD/HIGH-RISK DEBT SECURITIES: High-yield/high-risk debt securities are securities that are rated below
                                          investment grade by the primary rating agencies. These
                                          securities are considered speculative and involve greater
                                          risk of loss than investment grade debt securities.



                                          FOREIGN INVESTMENT RISK: Foreign securities involve risks
                                          not typically associated with investing in U.S. securities.
                                          Foreign securities may be adversely affected by myriad
                                          factors, including currency fluctuations and social,
                                          economic or political instability. These risks are
                                          particularly pronounced for emerging markets.



                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 107.




                                                                    TOTAL
                                                         RETURN BOND FUND
   RISK/RETURN SUMMARY AND FUND EXPENSES       (FORMERLY THE INTERMEDIATE
   CORPORATE BOND FUND)


PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES(1)

(in percents)

2000                                                                             10.37
01                                                                                6.93
02                                                                                7.53
03                                                                                6.76
04                                                                                3.85
05                                                                                1.54

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

                                                                         Best quarter:           4.71%       9/30/02
                                                                         Worst quarter:         -3.19%       6/30/04



                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended
                                                    December 31, 2005)(1)
The chart and table on this page show how the Total Return Bond Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Lehman Brothers Aggregate Index, an index that covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Of course, past performance does not indicate how the Fund will perform in the future.

The returns for Class B Shares and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.

                                                                        1 YEAR   5 YEARS(3)   SINCE INCEPTION(3)
                                                                         ---------------------------------------
 CLASS A SHARES (with 5.75% Sales Charge)(2)                                                    (12/2/99)
                                                                         ---------------------------------------
   RETURN BEFORE TAXES                                                  -4.28%      4.05%            4.89%
                                                                         ---------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                  -5.73%      2.11%            2.85%
                                                                         ---------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES          -2.71%      2.30%            2.93%
----------------------------------------------------------------------------------------------------------------
 CLASS B SHARES (with applicable Contingent Deferred Sales Charge)                              (12/2/99)
                                                                         ---------------------------------------
   RETURN BEFORE TAXES                                                  -3.10%      4.37%            5.14%
----------------------------------------------------------------------------------------------------------------
 CLASS C SHARES (with applicable Contingent Deferred Sales Charge)                              (12/2/99)
                                                                         ---------------------------------------
   RETURN BEFORE TAXES                                                   0.78%      4.57%            5.17%
----------------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS AGGREGATE INDEX(5)
 (reflects no deductions for fees, expenses, or taxes)                   2.43%      5.87%            6.63%(4)
----------------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. CREDIT INDEX(5)
 (reflects no deductions for fees, expenses, or taxes)                   1.96%      7.11%            7.29%(4)
----------------------------------------------------------------------------------------------------------------

(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(3) Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to February 1, 2001 is based on Class B Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares.

(4) Since 11/30/99.

(5) The Fund has changed its standardized benchmark from the Lehman Brothers U.S. Credit Index to the Lehman Brothers Aggregate Index in order to better represent the Fund's investment policies for comparison purposes.

                                                               TOTAL RETURN BOND
                                                                            FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  (FORMERLY THE INTERMEDIATE CORPORATE BOND
FUND)




                                               FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES (FEES    CLASS A   CLASS B   CLASS C
                                                     PAID BY YOU DIRECTLY)(1)                  SHARES    SHARES    SHARES

                                                     Maximum Sales Charge (load) on Purchases  5.75%(2)    None      None
                                                     ---------------------------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)        None    5.00%(3)  1.00%(4)
                                                     ---------------------------------------------------------------------
                                                     Redemption Fee (on shares sold within 7
                                                     calendar days of purchase)(5)              2.00%     2.00%     2.00%



                                                     ANNUAL FUND OPERATING EXPENSES            CLASS A   CLASS B   CLASS C
                                                     (FEES PAID FROM FUND ASSETS)              SHARES    SHARES    SHARES

                                                     Management Fee(6)                          0.60%     0.60%     0.60%
                                                     ---------------------------------------------------------------------
                                                     Distribution and Service (12b-1) Fee(6)    0.50%     1.00%     1.00%
                                                     ---------------------------------------------------------------------
                                                     Other Expenses                             0.20%     0.20%     0.20%
                                                     ---------------------------------------------------------------------
                                                     Total Fund Operating Expenses              1.30%     1.80%     1.80%
                                                     ---------------------------------------------------------------------
                                                     ---------------------------------------------------------------------
                                                       Fee Waiver or Expense Reimbursement(6)  -0.37%    -0.12%    -0.12%
                                                     ---------------------------------------------------------------------
                                                     Net Fund Operating Expenses(6)             0.93%     1.68%     1.68%

                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

                                   (4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

                                   (5) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

                                   (6) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.48% for the period from February 1, 2006 through January 31, 2007. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period.
   As an investor in the Total
   Return Bond Fund, you will pay
   the following fees and
   expenses when you buy and hold
   shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets and are
   reflected in the share price.

   ------------------------------
   CONTINGENT DEFERRED SALES
   CHARGE
   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.

   ------------------------------

                                                               TOTAL RETURN BOND
                                                                            FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  (FORMERLY THE INTERMEDIATE CORPORATE BOND
FUND)




                                               EXPENSE EXAMPLE

                                                              TOTAL RETURN               1       3       5        10
                                                                BOND FUND               YEAR   YEARS   YEARS    YEARS
                                                     CLASS A SHARES                     $664   $929    $1,213   $2,022
                                                     -----------------------------------------------------------------
                                                     CLASS B SHARES
                                                     Assuming Redemption                $571   $855    $1,064   $1,975
                                                     Assuming No Redemption             $171   $555    $  964   $1,975
                                                     -----------------------------------------------------------------
                                                     CLASS C SHARES
                                                     Assuming Redemption                $171   $555    $  964   $2,106
                                                     Assuming No Redemption             $171   $555    $  964   $2,106
                                                     -----------------------------------------------------------------

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

 - $10,000 investment
 - 5% annual return
 - redemption at the end of each period
 - no changes in the fund's operating expenses
Because this example is hypothetical and for comparison only, your actual costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES   KENTUCKY INTERMEDIATE TAX-FREE
   FUND


                          RISK/RETURN SUMMARY

    INVESTMENT OBJECTIVE                  The Fund seeks current income exempt from federal and
                                          Kentucky income taxes consistent with preservation of
                                          capital.




    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in municipal securities of the Commonwealth of Kentucky and its political subdivisions, that provide income exempt from both federal personal income tax and Kentucky personal income tax. The
                                          Fund invests in Kentucky municipal securities only if they are "investment grade" (rated at the time of purchase in one of the four highest rating categories by an NRSRO, or are
                                          determined by the portfolio manager to be of comparable
                                          quality). The Fund will maintain an average duration of 3.5 to 8 years.




                                          In managing the Fund's portfolio, the portfolio manager uses a "top down" investment management approach focusing on
                                          interest rates and credit quality. The portfolio manager
                                          sets, and continually adjusts, a target for the interest
                                          rate sensitivity of the Fund's portfolio based on
                                          expectations about interest rate movements. The portfolio
                                          manager then selects securities consistent with this target based on their individual characteristics.




                                          The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities in addition to those described above. For a more complete description of
                                          the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 107 or consult the SAI.
    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.

                                          STATE SPECIFIC RISK: By concentrating its investments in
                                          securities issued by Kentucky and its political subdivisions the Fund may be more vulnerable to unfavorable developments in Kentucky than funds that are more geographically
                                          diversified.

                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities, such as bonds. The lower a security's rating,
                                          the greater its credit risk.

                                          NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a
                                          particular issuer compared with other funds. Accordingly,
                                          the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.

                                          CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back
                                          and are typically forced to reinvest it in bonds that pay
                                          lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.




                                          ESTIMATED MATURITY RISK: The possibility that an underlying obligor will exercise its right to pay principal on an
                                          obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.




                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for
                                          longer-term bonds.

                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see
                                          Additional Investment Strategies and Risks on page 107 or
                                          consult the SAI.

   RISK/RETURN SUMMARY AND FUND EXPENSES   KENTUCKY INTERMEDIATE TAX-FREE
   FUND




                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)

                                             (in percents)

2004                                                                             2.29
2005                                                                             1.03

                                      The performance information shown above is based on a calendar year.

                                                                         Best quarter:            2.75%       9/30/04
                                                                         Worst quarter:          -2.21%       6/30/04



                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended

                                           December 31, 2005)(1)
The chart and table on this page show how the Kentucky Intermediate Tax-Free Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with a minimum credit of at least Baa, a maturity value of at least $5 million and a maturity range of 6-8 years. Of course, past performance does not indicate how the Fund will perform in the future.

                                                                        1 YEAR   SINCE INCEPTION
                                                                        ------------------------
 CLASS A SHARES (with 3.00% sales charge)(2)                                     (2/24/03)
                                                                        ------------------------
   RETURN BEFORE TAXES                                                  -2.04%        2.10%
                                                                        ------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                  -2.04%        2.10%
                                                                        ------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUNDS SHARES         -0.41%        2.24%
------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX
 (reflects no deductions for fees, expenses or taxes)                    1.72%        3.20%(3)
------------------------------------------------------------------------------------------------

(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Since 2/28/03.

   RISK/RETURN SUMMARY AND FUND EXPENSES   KENTUCKY INTERMEDIATE TAX-FREE
   FUND




                                               FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES       CLASS A
                                                     (FEES PAID BY YOU DIRECTLY)(1)         SHARES
                                                     Maximum Sales Charge (load)
                                                     on Purchases                           3.00%(2)
                                                     ----------------------------------------------
                                                     Maximum Deferred Sales Charge (load)     None
                                                     ----------------------------------------------
                                                     Redemption Fee (on shares sold within
                                                     7 days of purchase)(3)                  2.00%



                                                     ANNUAL FUND OPERATING EXPENSES         CLASS A
                                                     (FEES PAID FROM FUND ASSETS)           SHARES
                                                     Management Fee(4)                       0.60%
                                                     ----------------------------------------------
                                                     Distribution and Service (12b-1)
                                                     Fee(4)                                  0.50%
                                                     ----------------------------------------------
                                                     Other Expenses                          0.30%
                                                     ----------------------------------------------
                                                     Total Fund Operating Expenses           1.40%
                                                     ----------------------------------------------
                                                       Fee Waiver or Expense
                                                       Reimbursement(4)                     -0.45%
                                                     ----------------------------------------------
                                                     Net Fund Operating Expenses(4)          0.95%
                                                     ----------------------------------------------

                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

                                   (4) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.40% for the period from February 1, 2006 through January 31, 2007. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period.
   As an investor in the Kentucky
   Intermediate Tax-Free Fund,
   you will pay the following
   fees and expenses when you buy
   and hold shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets and are
   reflected in the share price.

   RISK/RETURN SUMMARY AND FUND EXPENSES   KENTUCKY INTERMEDIATE TAX-FREE
   FUND




                                               EXPENSE EXAMPLE

                                                       KENTUCKY INTERMEDIATE TAX-FREE     1       3       5        10
                                                                    FUND                 YEAR   YEARS   YEARS    YEARS
                                                     CLASS A SHARES                      $394   $687    $1,001   $1,892
                                                     ------------------------------------------------------------------

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

 - $10,000 investment

 - 5% annual return

 - redemption at the end of each period

 - no changes in the fund's operating expenses
Because this example is hypothetical and for comparison only, your actual costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES   MARYLAND INTERMEDIATE TAX-FREE
   FUND


                          RISK/RETURN SUMMARY

    INVESTMENT OBJECTIVE                  The Fund seeks current income exempt from federal and
                                          Maryland income taxes consistent with preservation of
                                          capital.




    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in municipal securities of the State of Maryland and its political
                                          subdivisions, that provide income exempt from both federal personal income tax and Maryland personal income tax. The
                                          Fund invests in Maryland municipal securities only if they are "investment grade" (rated at the time of purchase in one of the four highest rating categories by an NRSRO, or are
                                          determined by the portfolio manager to be of comparable
                                          quality). The Fund will maintain an average duration of 3.5 to 8 years.




                                          In managing the Fund's portfolio, the portfolio manager uses a "top down" investment management approach focusing on
                                          interest rates and credit quality. The portfolio manager
                                          sets, and continually adjusts, a target for the interest
                                          rate sensitivity of the Fund's portfolio based on
                                          expectations about interest rate movements. The portfolio
                                          manager then selects securities consistent with this target based on their individual characteristics.




                                          The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities in addition to those described above. For a more complete description of
                                          the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 107 or consult the SAI.
    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.

                                          STATE SPECIFIC RISK: By concentrating its investments in
                                          securities issued by Maryland and its political subdivisions the Fund may be more vulnerable to unfavorable developments in Maryland than funds that are more geographically
                                          diversified.

                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities, such as bonds. The lower a security's rating,
                                          the greater its credit risk.

                                          NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a
                                          particular issuer compared with other funds. Accordingly,
                                          the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.

                                          CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back
                                          and are typically forced to reinvest it in bonds that pay
                                          lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.




                                          ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later
                                          than expected. This may happen when there is a rise in
                                          interest rates. These events may lengthen the duration (i.e.
                                          interest rate sensitivity) and potentially reduce the value of these securities.




                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for
                                          longer-term bonds.

                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see
                                          Additional Investment Strategies and Risks on page 107 or
                                          consult the SAI.

   RISK/RETURN SUMMARY AND FUND EXPENSES   MARYLAND INTERMEDIATE TAX-FREE
   FUND




                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)

                                             (in percents)

2004                                                                             2.14
2005                                                                             1.38

                                      The performance information shown above is based on a calendar year.

                                                                         Best quarter:            2.80%       9/30/04
                                                                         Worst quarter:          -2.28%       6/30/04



                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended

                                           December 31, 2005)(1)
The chart and table on this page show how the Maryland Intermediate Tax-Free Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with a minimum credit of at least Baa, a maturity value of at least $5 million and a maturity range of 6-8 years. Of course, past performance does not indicate how the Fund will perform in the future.

                                                                        1 YEAR   SINCE INCEPTION
                                                                        ------------------------
 CLASS A SHARES (with 3.00% sales charge)(2)                                     (2/24/03)
                                                                        ------------------------
   RETURN BEFORE TAXES                                                  -1.63%        1.57%
                                                                        ------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                  -1.63%        1.57%
                                                                        ------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUNDS SHARES         -0.15%        1.72%
------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX
 (reflects no deductions for fees, expenses or taxes)                    1.72%        3.20%(3)
------------------------------------------------------------------------------------------------

(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Since 2/28/03.

   RISK/RETURN SUMMARY AND FUND EXPENSES   MARYLAND INTERMEDIATE TAX-FREE
   FUND




                                               FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES       CLASS A
                                                     (FEES PAID BY YOU DIRECTLY)(1)         SHARES

                                                     Maximum Sales Charge (load)
                                                     on Purchases                           3.00%(2)
                                                     ----------------------------------------------

                                                     Maximum Deferred Sales Charge (load)     None
                                                     ----------------------------------------------

                                                     Redemption Fee (on shares sold within
                                                     7 calendar days of purchase)(3)         2.00%



                                                     ANNUAL FUND OPERATING EXPENSES         CLASS A
                                                     (FEES PAID FROM FUND ASSETS)           SHARES

                                                     Management Fee(4)                       0.60%
                                                     ----------------------------------------------

                                                     Distribution and Service (12b-1)
                                                     Fee(4)                                  0.50%
                                                     ----------------------------------------------

                                                     Other Expenses                          0.34%
                                                     ----------------------------------------------

                                                     Total Fund Operating Expenses           1.44%
                                                     ----------------------------------------------

                                                       Fee Waiver or Expense
                                                       Reimbursement(4)                     -0.55%
                                                     ----------------------------------------------

                                                     Net Fund Operating Expenses(4)          0.89%
                                                     ----------------------------------------------

                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

                                   (4) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.30% for the period from February 1, 2006 through January 31, 2007. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period.
   As an investor in the Maryland
   Intermediate Tax-Free Fund,
   you will pay the following
   fees and expenses when you buy
   and hold shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets and are
   reflected in the share price.

   RISK/RETURN SUMMARY AND FUND EXPENSES   MARYLAND INTERMEDIATE TAX-FREE
   FUND




                                               EXPENSE EXAMPLE

                                                       MARYLAND INTERMEDIATE TAX-FREE     1       3       5        10
                                                                    FUND                 YEAR   YEARS   YEARS    YEARS
                                                     CLASS A SHARES                      $388   $689    $1,013   $1,927
                                                     ------------------------------------------------------------------

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

 - $10,000 investment

 - 5% annual return

 - redemption at the end of each period

 - no changes in the fund's operating expenses
Because this example is hypothetical and for comparison only, your actual costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES      NORTH CAROLINA INTERMEDIATE
   TAX-FREE FUND


                          RISK/RETURN SUMMARY

    INVESTMENT OBJECTIVE                  The Fund seeks current income exempt from federal and North
                                          Carolina income taxes consistent with preservation of
                                          capital.




    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in municipal securities of the State of North Carolina and its political subdivisions, that provide income exempt from both federal personal income tax and North Carolina personal income tax.
                                          The Fund invests in North Carolina municipal securities only if they are "investment grade" (rated at the time of
                                          purchase in one of the four highest rating categories by an
                                          NRSRO, or are determined by the portfolio manager to be of comparable quality). The Fund will maintain an average
                                          duration of 3.5 to 8 years.




                                          In managing the Fund's portfolio, the portfolio manager uses a "top down" investment management approach focusing on
                                          interest rates and credit quality. The portfolio manager
                                          sets, and continually adjusts, a target for the interest
                                          rate sensitivity of the Fund's portfolio based on
                                          expectations about interest rate movements. The portfolio
                                          manager then selects securities consistent with this target based on their individual characteristics.




                                          The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities in addition to those described above. For a more complete description of
                                          the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 107 or consult the SAI.
    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.

                                          STATE SPECIFIC RISK: By concentrating its investments in
                                          securities issued by North Carolina and its political
                                          subdivisions the Fund may be more vulnerable to unfavorable developments in North Carolina than funds that are more
                                          geographically diversified.

                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities, such as bonds. The lower a security's rating,
                                          the greater its credit risk.

                                          NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a
                                          particular issuer compared with other funds. Accordingly,
                                          the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.

                                          CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back
                                          and are typically forced to reinvest it in bonds that pay
                                          lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.




                                          ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later
                                          than expected. This may happen when there is a rise in
                                          interest rates. These events may lengthen the duration (i.e.
                                          interest rate sensitivity) and potentially reduce the value of these securities.




                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for
                                          longer-term bonds.

                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see
                                          Additional Investment Strategies and Risks on page 107 or
                                          consult the SAI.

RISK/RETURN SUMMARY AND FUND EXPENSES  NORTH CAROLINA INTERMEDIATE TAX-FREE FUND




                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)

                                             (in percents)

1996                                                                              2.56
97                                                                                6.36
98                                                                                5.19
99                                                                               -2.21
2000                                                                              9.26
01                                                                                4.66
02                                                                                8.91
03                                                                                3.15
04                                                                                2.13
05                                                                                1.42

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

                                                                         Best quarter:           4.03%       6/30/02
                                                                         Worst quarter:         -2.35%       6/30/04



                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended
                                                    December 31, 2005)(1)
   The chart and table on this page
   show how the North Carolina
   Intermediate Tax-Free Fund has
   performed and how its performance
   has varied from year to year. The
   bar chart gives some indication of
   risk by showing changes in the
   Fund's yearly performance to
   demonstrate that the Fund's value
   varied at different times. The
   table below it compares the Fund's
   performance over time to that of
   the Lehman Brothers 7-Year
   Municipal Bond Index, an unmanaged
   index generally representative of
   the performance of municipal bonds
   with a minimum credit of at least
   Baa, a maturity value of at least
   $5 million and a maturity range of
   6-8 years. Of course, past
   performance does not indicate how
   the Fund will perform in the
   future.

                                                                        1 YEAR   5 YEARS   10 YEARS   SINCE INCEPTION
                                                                         --------------------------------------------
 CLASS A SHARES (with 3.00% Sales Charge)(2)                                                          (10/16/92)
                                                                         --------------------------------------------
   RETURN BEFORE TAXES                                                  -1.64%    3.38%      3.77%         3.96%
                                                                         --------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                  -1.78%    3.27%      3.70%         3.90%
                                                                         --------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     FUND SHARES                                                         0.21%    3.34%      3.73%         3.90%
---------------------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX
 (reflects no deductions for fees, expenses, or taxes)                   1.72%    5.13%      5.26%         5.77%(3)
---------------------------------------------------------------------------------------------------------------------

(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Since 10/31/92.

   RISK/RETURN SUMMARY AND FUND EXPENSES      NORTH CAROLINA INTERMEDIATE
   TAX-FREE FUND




                                               FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES       CLASS A
                                                     (FEES PAID BY YOU DIRECTLY)(1)         SHARES

                                                     Maximum Sales Charge (load)
                                                     on Purchases                           3.00%(2)
                                                     ----------------------------------------------

                                                     Maximum Deferred Sales Charge (load)     None
                                                     ----------------------------------------------

                                                     Redemption Fee (on shares sold within
                                                     7 calendar days of purchase)(3)         2.00%



                                                     ANNUAL FUND OPERATING EXPENSES         CLASS A
                                                     (FEES PAID FROM FUND ASSETS)           SHARES

                                                     Management Fee(4)                       0.60%
                                                     ----------------------------------------------

                                                     Distribution and Service (12b-1)
                                                     Fee(4)                                  0.50%
                                                     ----------------------------------------------

                                                     Other Expenses                          0.22%
                                                     ----------------------------------------------

                                                     Total Fund Operating Expenses           1.32%
                                                     ----------------------------------------------
                                                       Fee Waiver or Expense
                                                       Reimbursement(4)                     -0.40%
                                                     ----------------------------------------------
                                                     Net Fund Operating Expenses(4)          0.92%
                                                     ----------------------------------------------

                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

                                   (4) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.45% for the period from February 1, 2006 through January 31, 2007. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period.
   As an investor in the North
   Carolina Intermediate Tax-Free
   Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets
   and are reflected in the share
   price.

   RISK/RETURN SUMMARY AND FUND EXPENSES      NORTH CAROLINA INTERMEDIATE
   TAX-FREE FUND


                                               EXPENSE EXAMPLE

                                                       NORTH CAROLINA INTERMEDIATE       1       3       5       10
                                                              TAX-FREE FUND             YEAR   YEARS   YEARS   YEARS
                                                     CLASS A SHARES                     $391   $667    $965    $1,809
                                                     ----------------------------------------------------------------

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
 - $10,000 investment

 - 5% annual return

 - redemption at the end of each period

 - no changes in the fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

RISK/RETURN SUMMARY AND FUND EXPENSES  SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND


                          RISK/RETURN SUMMARY

    INVESTMENT OBJECTIVE                  The Fund seeks current income exempt from federal and South
                                          Carolina income taxes consistent with preservation of
                                          capital.



    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in municipal securities of the State of South Carolina and its political subdivisions that provide income exempt from both federal
                                          personal income tax and South Carolina personal income tax.
                                          The Fund invests in South Carolina municipal securities only if they are "investment grade" (rated at the time of
                                          purchase in one of the four highest rating categories by an
                                          NRSRO, or are determined by the portfolio manager to be of comparable quality). The Fund will maintain an average
                                          duration of 3.5 to 8 years.



                                          In managing the Fund's portfolio, the portfolio manager uses a "top down" investment management approach focusing on
                                          interest rates and credit quality. The portfolio manager
                                          sets, and continually adjusts, a target for the interest
                                          rate sensitivity of the Fund's portfolio based on
                                          expectations about interest rate movements. The portfolio
                                          manager then selects securities consistent with this target based on their individual characteristics.



                                          The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities in addition to those described above. For a more complete description of
                                          the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 107 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.

                                          STATE SPECIFIC RISK: By concentrating its investments in
                                          securities issued by South Carolina and its political
                                          subdivisions, the Fund may be more vulnerable to unfavorable developments in South Carolina than funds that are more
                                          geographically diversified.

                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities, such as bonds. The lower a security's rating,
                                          the greater its credit risk.

                                          NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a
                                          particular issuer compared with other funds. Accordingly,
                                          the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.

                                          CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back
                                          and are typically forced to reinvest it in bonds that pay
                                          lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.



                                          ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later
                                          than expected. This may happen when there is a rise in
                                          interest rates. These events may lengthen the duration (i.e.
                                          interest rate sensitivity) and potentially reduce the value of these securities.



                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for
                                          longer-term bonds.



                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see
                                          Additional Investment Strategies and Risks on page 107 or
                                          consult the SAI.

RISK/RETURN SUMMARY AND FUND EXPENSES  SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND


                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)

                                             (in percents)

1998                                                                              5.29
99                                                                               -2.72
2000                                                                              9.31
01                                                                                4.79
02                                                                                9.09
03                                                                                3.55
04                                                                                2.53
05                                                                                1.24

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

                                                                         Best quarter:            4.07%       6/30/02
                                                                         Worst quarter:          -2.42%       6/30/99



                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended
                                                    December 31, 2005)(1)
   The chart and table on this page
   show how the South Carolina
   Intermediate Tax-Free Fund has
   performed and how its performance
   has varied from year to year. The
   bar chart gives some indication of
   risk by showing changes in the
   Fund's yearly performance to
   demonstrate that the Fund's value
   varied at different times. The
   table below it compares the Fund's
   performance over time to that of
   the Lehman Brothers 7-Year
   Municipal Bond Index, an unmanaged
   index generally representative of
   the performance of municipal bonds
   with a minimum credit of at least
   Baa, a maturity value of at least
   $5 million and a maturity range of
   6-8 years. Of course, past
   performance does not indicate how
   the Fund will perform in the
   future.

                                                                        1 YEAR   5 YEARS   SINCE INCEPTION
                                                                        ----------------------------------
 CLASS A SHARES (with 3.00% Sales Charge)(2)                                               (10/20/97)
                                                                        ----------------------------------
   RETURN BEFORE TAXES                                                  -1.79%     3.58%        3.94%
                                                                        ----------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                  -2.04%     3.50%        3.85%
                                                                        ----------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES           0.26%     3.56%        3.86%
----------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX
 (reflects no deductions for fees, expenses, or taxes)                   1.72%     5.13%        5.17%(3)
----------------------------------------------------------------------------------------------------------

(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Since 10/31/97.

RISK/RETURN SUMMARY AND FUND EXPENSES  SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND


                                               FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES       CLASS A
                                                     (FEES PAID BY YOU DIRECTLY)(1)         SHARES

                                                     Maximum Sales Charge (load) on
                                                     Purchases                              3.00%(2)
                                                     ----------------------------------------------

                                                     Maximum Deferred Sales Charge (load)     None
                                                     ----------------------------------------------

                                                     Redemption Fee (on shares sold within
                                                     7 calendar days of purchase)(3)         2.00%
                                                     ANNUAL FUND OPERATING EXPENSES         CLASS A
                                                     (FEES PAID FROM FUND ASSETS)()         SHARES

                                                     Management Fee(4)                       0.60%
                                                     ----------------------------------------------

                                                     Distribution and Service (12b-1)
                                                     Fee(4)                                  0.50%
                                                     ----------------------------------------------

                                                     Other Expenses                          0.23%
                                                     ----------------------------------------------

                                                     Total Fund Operating Expenses           1.33%
                                                     ----------------------------------------------

                                                       Fee Waiver or Expense
                                                       Reimbursement(4)                     -0.40%
                                                     ----------------------------------------------

                                                     Net Fund Operating Expenses(4)          0.93%
                                                     ----------------------------------------------

                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

                                   (4) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.45% for the period from February 1, 2006 through January 31, 2007. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period.

   As an investor in the South
   Carolina Intermediate Tax-Free
   Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets
   and are reflected in the share
   price.

RISK/RETURN SUMMARY AND FUND EXPENSES  SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND




                                               EXPENSE EXAMPLE

                                                     SOUTH CAROLINA INTERMEDIATE         1       3       5       10
                                                     TAX-FREE FUND                      YEAR   YEARS   YEARS   YEARS
                                                     CLASS A SHARES                     $392   $671    $970    $1,820
                                                     ----------------------------------------------------------------

   Use the table at right to
   compare fees and expenses with
   those of other funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:
    - $10,000 investment

    - 5% annual return

    - redemption at the end of
      each period

    - no changes in the fund's
      operating expenses
   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

RISK/RETURN SUMMARY AND FUND EXPENSES  VIRGINIA INTERMEDIATE TAX-FREE FUND


                          RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE      The Fund seeks current income exempt from federal and
                          Virginia income taxes consistent with preservation of capital.

PRINCIPAL
INVESTMENT STRATEGIES     To pursue this goal, the Fund invests primarily in
                          municipal securities of the Commonwealth of Virginia and its political subdivisions that provide income exempt from both federal personal income tax and Virginia personal income tax. The Fund invests in Virginia municipal securities only if they are "investment grade" (rated at the time of purchase in one of the four highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable quality). The Fund will maintain an average duration of 3.5 to 8 years.

                          In managing the Fund's portfolio, the portfolio manager uses a "top down" investment management approach focusing on interest rates and credit quality. The portfolio manager sets, and continually adjusts, a target for the interest rate sensitivity of the Fund's portfolio based on expectations about interest rate movements. The portfolio manager then selects securities consistent with this target based on their individual characteristics.

                          The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 107 or consult the SAI.

PRINCIPAL
INVESTMENT RISKS          Your investment in the Fund may be subject to the
                          following principal risks:

                          INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

                          STATE SPECIFIC RISK: By concentrating its investments in securities issued by Virginia and its political subdivisions, the Fund may be more vulnerable to unfavorable developments in Virginia than funds that are more geographically diversified.

                          CREDIT RISK: The possibility that an issuer cannot make timely interest and principal payments on its debt securities, such as bonds. The lower a security's rating, the greater its credit risk.

                          NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.

                          CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

                          ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

                          INCOME RISK: The possibility that the Fund's income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see Additional Investment Strategies and Risks on page 107 or consult the SAI.

RISK/RETURN SUMMARY AND FUND EXPENSES        VIRGINIA INTERMEDIATE TAX-FREE FUND




                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)

                                             (in percents)

2000                                                                             9.74
01                                                                               4.52
02                                                                               8.90
03                                                                               3.47
04                                                                               2.02
05                                                                               1.29

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

                                                                         Best quarter:            3.86%       9/30/02
                                                                         Worst quarter:          -2.15%       6/30/04



                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended
                                                    December 31, 2005)(1)
   The chart and table on this page
   show how the Virginia Intermediate
   Tax-Free Fund has performed and
   how its performance has varied
   from year to year. The bar chart
   gives some indication of risk by
   showing changes in the Fund's
   yearly performance to demonstrate
   that the Fund's value varied at
   different times. The table below
   it compares the Fund's performance
   over time to that of the Lehman
   Brothers 7-Year Municipal Bond
   Index, an unmanaged index
   generally representative of the
   performance of municipal bonds
   with a minimum credit of at lease
   Baa, a maturity value of at least
   $5 million and a maturity range of
   6-8 years. Of course, past
   performance does not indicate how
   the Fund will perform in the
   future.

                                                                        1 YEAR   5 YEARS   SINCE INCEPTION
                                                                         ---------------------------------
 CLASS A SHARES (with 3.00% Sales Charge)(2)                                               (5/17/99)
                                                                         ---------------------------------
   RETURN BEFORE TAXES                                                  -1.74%    3.37%         3.80%
                                                                         ---------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                  -1.82%    3.29%         3.75%
                                                                         ---------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES           0.14%    3.36%         3.78%
----------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX
 (reflects no deductions for fees, expenses, or taxes)                   1.72%    5.13%         5.13%
----------------------------------------------------------------------------------------------------------

(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Since 5/31/99.

   RISK/RETURN SUMMARY AND FUND EXPENSES   VIRGINIA INTERMEDIATE TAX-FREE
   FUND




                                               FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES       CLASS A
                                                     (FEES PAID BY YOU DIRECTLY)(1)         SHARES

                                                     Maximum Sales Charge (load) on
                                                     Purchases                              3.00%(2)
                                                     ----------------------------------------------

                                                     Maximum Deferred Sales Charge (load)     None
                                                     ----------------------------------------------

                                                     Redemption Fee (on shares sold within
                                                     7 calendar days of purchase)(3)         2.00%
                                                     ANNUAL FUND OPERATING EXPENSES         CLASS A
                                                     (FEES PAID FROM FUND ASSETS)           SHARES

                                                     Management Fee(4)                       0.60%
                                                     ----------------------------------------------

                                                     Distribution and Service (12b-1)
                                                     Fee(4)                                  0.50%
                                                     ----------------------------------------------

                                                     Other Expenses                          0.21%
                                                     ----------------------------------------------

                                                     Total Fund Operating Expenses           1.31%
                                                     ----------------------------------------------

                                                       Fee Waiver or Expense
                                                       Reimbursement(4)                     -0.40%
                                                     ----------------------------------------------

                                                     Net Fund Operating Expenses(4)          0.91%
                                                     ----------------------------------------------

                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

                                   (4) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.45% for the period from February 1, 2006 through January 31, 2007. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period.

   As an investor in the Virginia
   Intermediate Tax-Free Fund,
   you will pay the following
   fees and expenses when you buy
   and hold shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets and are
   reflected in the share price.

   RISK/RETURN SUMMARY AND FUND EXPENSES   VIRGINIA INTERMEDIATE TAX-FREE
   FUND




                                               EXPENSE EXAMPLE

                                                          VIRGINIA INTERMEDIATE          1       3       5       10
                                                              TAX-FREE FUND             YEAR   YEARS   YEARS   YEARS

                                                     CLASS A SHARES                     $390   $664    $959    $1,798
                                                     ----------------------------------------------------------------

Use the table at right to compare
fees and expenses with those of
other funds. It illustrates the
amount of fees and expenses you
would pay, assuming the
following:

 - $10,000 investment

 - 5% annual return

 - redemption at the end of each
   period

 - no changes in the fund's
   operating expenses

Because this example is
hypothetical and for comparison
only, your actual costs will be
different.

   RISK/RETURN SUMMARY AND FUND EXPENSES       WEST VIRGINIA INTERMEDIATE
   TAX-FREE FUND


                          RISK/RETURN SUMMARY

    INVESTMENT OBJECTIVE                  The Fund seeks current income exempt from federal and West
                                          Virginia income taxes consistent with preservation of
                                          capital.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in municipal securities of West Virginia and its political subdivisions that provide income exempt from both federal personal income tax and West Virginia personal income tax. The Fund invests in West Virginia municipal securities only if they are
                                          "investment grade" (rated at the time of purchase in one of the four highest rating categories by an NRSRO, or are
                                          determined by the portfolio manager to be of comparable
                                          quality). The Fund will maintain an average duration of 3.5 to 8 years.
                                          In managing the Fund's portfolio, the portfolio manager uses a "top down" investment management approach focusing on
                                          interest rates and credit quality. The portfolio manager
                                          sets, and continually adjusts, a target for the interest
                                          rate sensitivity of the Fund's portfolio based on
                                          expectations about interest rate movements. The portfolio
                                          manager then selects securities consistent with this target based on their individual characteristics.
                                          The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities in addition to those described above. For a more complete description of
                                          the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 107 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.
                                          STATE SPECIFIC RISK: By concentrating its investments in
                                          securities issued by West Virginia and its political
                                          subdivisions, the Fund may be more vulnerable to unfavorable developments in West Virginia than funds that are more
                                          geographically diversified.
                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities, such as bonds. The lower a security's rating,
                                          the greater its credit risk.
                                          NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a
                                          particular issuer compared with other funds. Accordingly,
                                          the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.
                                          CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back
                                          and are typically forced to reinvest it in bonds that pay
                                          lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.
                                          ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later
                                          than expected. This may happen when there is a rise in
                                          interest rates. These events may lengthen the duration (i.e.
                                          interest rate sensitivity) and potentially reduce the value of these securities.
                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for
                                          longer-term bonds.
                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see
                                          Additional Investment Strategies and Risks on page 107 or
                                          consult the SAI.

RISK/RETURN SUMMARY AND FUND EXPENSES   WEST VIRGINIA INTERMEDIATE TAX-FREE FUND


                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1,2)

                                             (in percents)

1996                                                                              3.25
97                                                                                8.84
98                                                                                5.98
99                                                                               -3.13
2000                                                                             11.05
01                                                                                3.51
02                                                                                8.97
03                                                                                3.77
04                                                                                2.30
05                                                                                2.07

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

                                                                         Best quarter:            4.69%      12/31/00
                                                                         Worst quarter:          -2.05%       6/30/04



                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended
                                                    December 31, 2005)(1,2)
   The chart and table on this page
   show how the West Virginia
   Intermediate Tax-Free Fund has
   performed and how its performance
   has varied from year to year. The
   bar chart gives some indication of
   risk by showing changes in the
   Fund's yearly performance to
   demonstrate that the Fund's value
   varied at different times. The
   table below it compares the Fund's
   performance over time to that of
   the Lehman Brothers 7-Year
   Municipal Bond Index, an unmanaged
   index generally representative of
   the performance of municipal bonds
   with a minimum credit of at least
   Baa, a maturity value of at least
   $5 million and a maturity range of
   6-8 years. Of course, past
   performance does not indicate how
   the Fund will perform in the
   future.

                                                                1 YEAR       5 YEARS       10 YEARS       SINCE INCEPTION
                                                               ------------------------------------------------------------
 CLASS A SHARES (with 3.00% sales charge)(3)                                                              (12/17/93)
                                                               ------------------------------------------------------------
   RETURN BEFORE TAXES                                          -1.01%        3.51%         4.19%              4.31%
                                                               ------------------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                          -1.10%        3.32%         4.05%              4.19%
                                                               ------------------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
   SHARES                                                        0.68%        3.45%         4.13%              4.25%
---------------------------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX
 (reflects no deductions for fees, expenses or taxes)            1.72%        5.13%         5.26%              5.27%
---------------------------------------------------------------------------------------------------------------------------

(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30 day yield, call 1-800-228-1872.

(2) Performance data includes the performance of the OVB West Virginia Tax-Exempt Income Portfolio for the period prior to its consolidation with the BB&T West Virginia Intermediate Tax-Free Fund on July 23, 2001.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) Since 12/31/93.

RISK/RETURN SUMMARY AND FUND EXPENSES   WEST VIRGINIA INTERMEDIATE TAX-FREE FUND


                                               FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES          CLASS A
                                                     (FEES PAID BY YOU DIRECTLY)(1)             SHARES

                                                     Maximum Sales Charge (load) on
                                                     Purchases                                3.00%(2)
                                                     -----------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)         None
                                                     -----------------------------------------------------
                                                     Redemption Fee (on shares sold within
                                                     7 calendar days of purchase)(3)             2.00%
                                                     ANNUAL FUND OPERATING EXPENSES (FEES      CLASS A
                                                     PAID FROM FUND ASSETS)()                   SHARES

                                                     Management Fee                              0.45%
                                                     -----------------------------------------------------
                                                     Distribution and Service (12b-1) Fee        0.25%
                                                     -----------------------------------------------------
                                                     Other Expenses                              0.22%
                                                     -----------------------------------------------------
                                                     Total Fund Operating Expenses               0.92%

                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

   As an investor in the West
   Virginia Intermediate Tax-Free
   Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets
   and are reflected in the share
   price.

RISK/RETURN SUMMARY AND FUND EXPENSES   WEST VIRGINIA INTERMEDIATE TAX-FREE FUND




                                               EXPENSE EXAMPLE

                                                     WEST VIRGINIA
                                                     INTERMEDIATE TAX-FREE       1       3       5       10
                                                     FUND                       YEAR   YEARS   YEARS   YEARS

                                                     CLASS A SHARES             $391   $584    $794    $1,397
                                                     --------------------------------------------------------

   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:
    - $10,000 investment
    - 5% annual return
    - redemption at the end of
      each period
    - no changes in the Fund's
      operating expenses
   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES                         OVERVIEW


                          MONEY MARKET FUNDS

                                          These Funds seek current income with liquidity and stability of principal by investing primarily in short-term debt
                                          securities. The Funds seek to maintain a stable price of
                                          $1.00 per share.
    WHO MAY WANT TO INVEST                Consider investing in these Funds if you are:
                                            - seeking preservation of capital
                                            - investing short-term reserves
                                            - willing to accept lower potential returns in exchange
                                              for a higher degree of safety
                                          These Funds may not be appropriate if you are:
                                            - seeking high total return
                                            - pursuing a long-term goal or investing for retirement

   RISK/RETURN SUMMARY AND FUND EXPENSES          PRIME MONEY MARKET FUND




                          RISK/RETURN SUMMARY

    INVESTMENT OBJECTIVE                  The Fund seeks to provide as high a level of current
                                          interest income as is consistent with maintaining liquidity and stability of principal.
    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests only in U.S.
                                          dollar-denominated, "high-quality" short-term debt
                                          securities, including the following:

                                            - Obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets
                                              in excess of $1 billion (including obligations of
                                              foreign branches of such banks);

                                            - High quality commercial paper and other obligations
                                              issued or guaranteed by U.S. and foreign corporations
                                              and other issuers including corporate debt securities
                                              that the issuer or a third party, such as a dealer or
                                              bank, must repay on demand;

                                            - Asset-backed securities;

                                            - Securities issued or guaranteed as to principal and
                                              interest by the U.S. Government or by its agencies or
                                              instrumentalities and related custodial receipts;

                                            - Securities issued or guaranteed by foreign governments
                                              or their political subdivisions, agencies or
                                              instrumentalities;

                                            - Funding agreements issued by highly-rated U.S. insurance companies;

                                            - Securities issued or guaranteed by state or local
                                              government bodies; and

                                            - Repurchase agreements relating to the above instruments.

                                          "High-quality" debt securities are those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from at least two NRSROs (for example,
                                          commercial paper rated "A-1" or "A-2" by Standard & Poor's
                                          Corporation and "P-1" or "P-2" by Moody's Investors Service,
                                          Inc.); or (ii) are single rated and have received one of the two highest short-term ratings by an NRSRO; or (iii) if
                                          unrated, are determined by the Sub-Adviser to be of
                                          comparable quality.

                                          When selecting securities for the Fund's portfolio, the
                                          portfolio manager first considers safety of principal and
                                          the quality of an investment. The portfolio manager then
                                          focuses on generating a high level of income. The portfolio manager generally evaluates investments based on interest
                                          rate sensitivity selecting those securities whose maturities fit the Fund's interest rate sensitivity target and which
                                          the portfolio manager believes to be the best relative
                                          values.

                                          The Fund will maintain an average weighted portfolio
                                          maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.

                                          For a more complete description of the securities in which the Fund may invest, please see Additional Investment
                                          Strategies and Risks on page 107 or consult the SAI.

                          RISK/RETURN SUMMARY
                          CONTINUED



   RISK/RETURN SUMMARY AND FUND EXPENSES          PRIME MONEY MARKET FUND


    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates or that the Fund's yield will decrease due to a decrease in interest rates. Interest rate risk is
                                          generally high for longer-term debt securities and low for shorter-term debt securities.

                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities such as bonds. The lower a security's rating, the greater its credit risk.

                                          PREPAYMENT/CALL RISK: If a significant number of the
                                          mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility
                                          that, during periods of declining interest rates, a bond
                                          issuer will "call" -- or repay -- higher-yielding bonds
                                          before their stated maturity date. In both cases, investors receive their principal back and are typically forced to
                                          reinvest it in bonds that pay lower interest rates. Rapid
                                          changes in prepayment and call rates can cause bond prices and yields to be volatile.

                                          FOREIGN INVESTMENT RISK: Foreign securities involve risks
                                          not typically associated with investing in U.S. securities.
                                          Foreign securities may be adversely affected by myriad
                                          factors, including currency fluctuations and social,
                                          economic or political instability.

                                          For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 107.

                                          AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION
                                          OF BRANCH BANKING AND TRUST COMPANY, BB&T CORPORATION, THEIR
                                          AFFILIATES, OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED
                                          BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
                                          GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE
                                          VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO
                                          LOSE MONEY BY INVESTING IN THE FUND.

   RISK/RETURN SUMMARY AND FUND EXPENSES          PRIME MONEY MARKET FUND




                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)

                                             (in percents)

1998                                                                             4.86
99                                                                               4.49
2000                                                                             5.61
01                                                                               3.38
02                                                                               0.98
03                                                                               0.36
04                                                                               0.65
05                                                                               2.40

                                      The performance information shown above is based on a calendar year.

                                                                         Best quarter:          1.46%      12/31/00
                                                                         Worst quarter:         0.06%       9/30/03



                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended
                                                    December 31, 2005)(1)
   The chart and table on this page
   show how the Prime Money Market
   Fund has performed and how its
   performance has varied from year
   to year. The bar chart gives some
   indication of risk by showing
   changes in the Fund's yearly
   performance to demonstrate that
   the Fund's value varied at
   different times. The table below
   it shows the Fund's performance
   over time. Of course, past
   performance does not indicate how
   the Fund will perform in the
   future.

   The returns for Class B and Class
   C Shares will differ from the
   Class A Share returns shown in the
   bar chart because of differences
   in expenses of each class. The
   table assumes that Class B and
   Class C shareholders redeem all of
   their fund shares at the end of
   the period indicated.

                                                                                  5 YEARS      SINCE INCEPTION
                                                                        1 YEAR      (3)            (2),(3)
                                                                         ---------------------------------------
 CLASS A SHARES                                                                                 (10/1/97)
                                                                         ---------------------------------------
                                                                         2.40%      1.55%         2.89%
----------------------------------------------------------------------------------------------------------------
 CLASS B SHARES (with applicable Contingent Deferred Sales Charge)                              (10/1/97)
                                                                         ---------------------------------------
                                                                        -2.13%      0.86%         2.38%
----------------------------------------------------------------------------------------------------------------
 CLASS C SHARES (with applicable Contingent Deferred Sales Charge)                              (10/1/97)
                                                                         ---------------------------------------
                                                                         1.87%      1.19%         2.66%
----------------------------------------------------------------------------------------------------------------

(1) Both charts assume reinvestment of dividends and distributions.

(2) Class B Shares were not in existence prior to September 2, 1998. Performance for periods prior to September 2, 1998 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(3) Class C Shares were not in existence prior to January 30, 2002. Performance for periods prior to January 30, 2002 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

As of December 31, 2005, the Fund's 7-day yield for Class A Shares, Class B Shares, and Class C Shares was 3.38%, 2.88%, and 2.88%, respectively. Without fee waivers and expense reimbursements, the Fund's yield would have been 3.27%, 2.77%, and 2.77%, respectively, for this time period. For current yield information on the Fund, call 1-800-228-1872. The Fund's yield appears in The Wall Street Journal each Thursday.

   RISK/RETURN SUMMARY AND FUND EXPENSES          PRIME MONEY MARKET FUND




                                               FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES       CLASS A   CLASS B   CLASS C
                                                     (FEES PAID BY YOU DIRECTLY)(1)         SHARES    SHARES    SHARES

                                                     Maximum Sales Charge (load) on
                                                     Purchases                                None      None      None
                                                     ------------------------------------------------------------------

                                                     Maximum Deferred Sales Charge (load)     None    5.00%(2)  1.00%(3)
                                                     ------------------------------------------------------------------

                                                     Redemption Fee(4)                          0%        0%        0%
                                                     ANNUAL FUND OPERATING EXPENSES         CLASS A   CLASS B   CLASS C
                                                     (FEES PAID FROM FUND ASSETS)()         SHARES    SHARES    SHARES

                                                     Management Fee(5)                       0.40%     0.40%     0.40%
                                                     ------------------------------------------------------------------

                                                     Distribution and Service (12b-1) Fee    0.50%     1.00%     1.00%
                                                     ------------------------------------------------------------------

                                                     Other Expenses                          0.20%     0.20%     0.20%
                                                     ------------------------------------------------------------------

                                                     Total Fund Operating Expenses           1.10%     1.60%     1.60%
                                                     ------------------------------------------------------------------
                                                       Fee Waiver or Expense
                                                       Reimbursement(5)                     -0.11%    -0.11%    -0.11%
                                                     ------------------------------------------------------------------
                                                     Net Fund Operating Expenses(5)          0.99%     1.49%     1.49%
                                                     ------------------------------------------------------------------

                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

                                   (3) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

                                   (4) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption if you request a wire transfer. This fee is currently being waived.

                                   (5) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.29% for the period from February 1, 2006 through January 31, 2007.

   As an investor in the Prime
   Money Market Fund, you will
   pay the following fees and
   expenses when you buy and hold
   shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets and are
   reflected in the share price.

   ------------------------------
   CONTINGENT DEFERRED SALES
   CHARGE

   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.
   ------------------------------

   RISK/RETURN SUMMARY AND FUND EXPENSES          PRIME MONEY MARKET FUND




                                               EXPENSE EXAMPLE

                                                                                         1       3       5       10
                                                         PRIME MONEY MARKET FUND        YEAR   YEARS   YEARS   YEARS
                                                     CLASS A SHARES                     $101   $339    $596    $1,330
                                                     ----------------------------------------------------------------
                                                     CLASS B SHARES
                                                     Assuming Redemption                $552   $794    $960    $1,757
                                                     Assuming No Redemption             $152   $494    $860    $1,757
                                                     ----------------------------------------------------------------
                                                     CLASS C SHARES
                                                     Assuming Redemption                $152   $494    $860    $1,891
                                                     Assuming No Redemption             $152   $494    $860    $1,891
                                                     ----------------------------------------------------------------

Use the table at right to compare
fees and expenses with those of
other funds. It illustrates the
amount of fees and expenses you
would pay, assuming the
following:

 - $10,000 investment

 - 5% annual return

 - redemption at the end of each
   period

 - no changes in the fund's
   operating expenses

Because this example is
hypothetical and for comparison
only, your actual costs will be
different.

   RISK/RETURN SUMMARY AND FUND EXPENSES  U.S. TREASURY MONEY MARKET FUND


                          RISK/RETURN SUMMARY

    INVESTMENT OBJECTIVE                  The Fund seeks current income with liquidity and stability of principal by investing exclusively in short-term United
                                          States dollar-denominated obligations issued or guaranteed by the U.S. Treasury, some of which may be subject to
                                          repurchase agreements.

    PRINCIPAL                             To pursue this goal, the Fund invests exclusively in
    INVESTMENT STRATEGIES                 short-term U.S. dollar- denominated obligations issued by
                                          the U.S. Treasury ("U.S. Treasury Securities"), and
                                          repurchase agreements collateralized by U.S. Treasury
                                          Securities. Obligations purchased by the Fund are limited to
                                          U.S. dollar-denominated obligations which the Board of
                                          Trustees has determined present minimal credit risks.
                                          In managing the Fund, the portfolio manager focuses on
                                          generating a high level of income. The portfolio manager
                                          generally evaluates investments based on interest rate
                                          sensitivity selecting those securities whose maturities fit the Fund's interest rate sensitivity target and which the
                                          portfolio manager believes to be the best relative values.
                                          Generally, the portfolio manager buys and holds securities until their maturity.
                                          The Fund will maintain an average weighted portfolio
                                          maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.
                                          For a more complete description of the securities in which the Fund may invest, please see Additional Investment
                                          Strategies and Risks on page 107 or consult the SAI.

    PRINCIPAL                             Your investment in the Fund may be subject to the following
    INVESTMENT RISKS                      principal risks:
                                          INTEREST RATE RISK: The possibility that the Fund's yield
                                          will decrease due to a decrease in interest rates or that
                                          the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term debt securities and low for
                                          shorter-term debt securities.
                                          For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 107.
                                          AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION
                                          OF BRANCH BANKING AND TRUST COMPANY, BB&T CORPORATION, THEIR
                                          AFFILIATES, OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED
                                          BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
                                          GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE
                                          VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO
                                          LOSE MONEY BY INVESTING IN THE FUND.

   RISK/RETURN SUMMARY AND FUND EXPENSES  U.S. TREASURY MONEY MARKET FUND




                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)

                                             (in percents)

1996                                                                             4.41
97                                                                               4.57
98                                                                               4.59
99                                                                               4.15
2000                                                                             5.27
01                                                                               3.16
02                                                                               0.79
03                                                                               0.20
04                                                                               0.55
05                                                                               2.14

                                      The performance information shown above is based on a calendar year.

                                                                         Best quarter:          1.38%      12/31/00
                                                                         Worst quarter:         0.03%       9/30/03



                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended
                                                    December 31, 2005)(1)
The chart and table on this page show
how the U.S. Treasury Money Market
Fund has performed and how its
performance has varied from year to
year. The bar chart gives some
indication of risk by showing changes
in the Fund's yearly performance to
demonstrate that the Fund's value
varied at different times. The table
below it shows the Fund's performance
over time. Of course, past
performance does not indicate how the
Fund will perform in the future.

The returns for Class B Shares and
Class C Shares will differ from the
Class A Share returns shown in the
bar chart because of differences in
expenses of each class. The table
assumes that Class B and Class C
shareholders redeem all of their fund
shares at the end of the period
indicated.

                                                                  10 YEARS      SINCE INCEPTION
                                          1 YEAR   5 YEARS(3)     (2),(3)           (2),(3)
                                          ------------------------------------------------------
 CLASS A SHARES                                                                    (10/5/92)
                                          ------------------------------------------------------
                                            2.14%      1.36%       2.97%           3.10%
-------------------------------------------------------------------------------------------------
 CLASS B SHARES (with applicable
 Contingent Deferred Sales Charge)                                                 (10/5/92)
                                          ------------------------------------------------------
                                           -2.39%      0.73%       2.35%           2.63%
-------------------------------------------------------------------------------------------------
 CLASS C SHARES (with applicable
 Contingent Deferred Sales Charge)                                                 (10/5/92)
                                          ------------------------------------------------------
                                            1.59%      1.06%       2.81%           2.98%
-------------------------------------------------------------------------------------------------

(1) Both charts assume reinvestment of dividends and distributions.

(2) Class B Shares were not in existence prior to January 1, 1996. Performance for periods prior to January 1, 1996 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(3) Class C Shares were not in existence prior to January 30, 2002. Performance for periods prior to January 30, 2002 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

As of December 31, 2005, the Fund's 7-day yield for Class A Shares, Class B Shares, and Class C Shares was 2.95%, 2.45%, and 2.41%, respectively. Without fee waivers and expense reimbursements, the Fund's yield would have been 2.83%, 2.33%, and 2.29%, respectively for this time period. For current yield information on the Fund, call 1-800-228-1872. The Fund's yield appears in The Wall Street Journal each Thursday.

   RISK/RETURN SUMMARY AND FUND EXPENSES  U.S. TREASURY MONEY MARKET FUND




                                               FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES       CLASS A   CLASS B   CLASS C
                                                     (FEES PAID BY YOU DIRECTLY)(1)         SHARES    SHARES    SHARES

                                                     Maximum Sales Charge (load) on
                                                     Purchases                                None      None      None
                                                     ------------------------------------------------------------------

                                                     Maximum Deferred Sales Charge (load)     None    5.00%(2)  1.00%(3)
                                                     ------------------------------------------------------------------

                                                     Redemption Fee(4)                          0%        0%        0%
                                                     ANNUAL FUND OPERATING EXPENSES         CLASS A   CLASS B   CLASS C
                                                     (FEES PAID FROM FUND ASSETS)           SHARES    SHARES    SHARES

                                                     Management Fee(5)                       0.40%     0.40%     0.40%
                                                     ------------------------------------------------------------------

                                                     Distribution and Service (12b-1) Fee    0.50%     1.00%     1.00%
                                                     ------------------------------------------------------------------

                                                     Other Expenses                          0.20%     0.20%     0.20%
                                                     ------------------------------------------------------------------

                                                     Total Fund Operating Expenses           1.10%     1.60%     1.60%
                                                     ------------------------------------------------------------------

                                                       Fee Waiver or Expense
                                                       Reimbursement(5)                     -0.14%    -0.14%    -0.14%
                                                     ------------------------------------------------------------------

                                                     Net Fund Operating Expenses(5)          0.96%     1.46%     1.46%
                                                     ------------------------------------------------------------------

                                   (1) Participating banks or other financial institutions may charge their customer's account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

                                   (3) The CDSC on Class C Shares is applicable only to redemption within one year of purchase.

                                   (4) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption if you request a wire transfer. This fee is currently being waived.

                                   (5) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.26% for the period from February 1, 2006 through January 31, 2007.

   As an investor in the U.S.
   Treasury Money Market Fund,
   you will pay the following
   fees and expenses when you buy
   and hold shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets and are
   reflected in the share price.

   ------------------------------
   CONTINGENT DEFERRED SALES
   CHARGE

   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.

   ------------------------------

   RISK/RETURN SUMMARY AND FUND EXPENSES  U.S. TREASURY MONEY MARKET FUND




                                               EXPENSE EXAMPLE

                                                       U.S. TREASURY MONEY MARKET        1       3       5       10
                                                                  FUND                  YEAR   YEARS   YEARS   YEARS
                                                     CLASS A SHARES                     $ 98   $336    $593    $1,328
                                                     ----------------------------------------------------------------
                                                     CLASS B SHARES
                                                     Assuming Redemption                $549   $791    $958    $1,754
                                                     Assuming No Redemption             $149   $491    $858    $1,754
                                                     ----------------------------------------------------------------
                                                     CLASS C SHARES
                                                     Assuming Redemption                $149   $491    $858    $1,888
                                                     Assuming No Redemption             $149   $491    $858    $1,888
                                                     ----------------------------------------------------------------

Use the table at right to compare
fees and expenses with those of
other funds. It illustrates the
amount of fees and expenses you
would pay, assuming the
following:

 - $10,000 investment

 - 5% annual return

 - redemption at the end of each
   period

 - no changes in the fund's
   operating expenses

Because this example is
hypothetical and for comparison
only, your actual costs will be
different.

   RISK/RETURN SUMMARY AND FUND EXPENSES                         OVERVIEW


                          FUNDS OF FUNDS

                                          These Funds invest substantially all of their assets in
                                          Institutional Shares of the BB&T Funds described earlier in this prospectus.

    WHO MAY WANT TO INVEST                Consider investing in these Funds if you are:
                                            - seeking to spread your investment among many different
                                               mutual funds that match your goals in one simple
                                               package
                                            - seeking investment professionals to select and maintain
                                               a portfolio of mutual funds for you
                                            - seeking the benefits of asset allocation and multiple
                                               levels of risk reducing diversification

                                          These Funds may not be appropriate if you are:
                                            - pursuing a short-term goal or investing emergency
                                               reserves
                                            - uncomfortable with an investment that will fluctuate in
                                               value

RISK/RETURN SUMMARY AND FUND EXPENSES   CAPITAL MANAGER CONSERVATIVE GROWTH FUND


                          RISK/RETURN SUMMARY

    INVESTMENT OBJECTIVE                  The Fund seeks capital appreciation and income by investing primarily in a group of diversified BB&T Funds which invest primarily in equity and fixed income securities.

    PRINCIPAL                             To pursue this goal, the Fund allocates its assets among the
    INVESTMENT STRATEGIES                 Underlying Funds (listed below) within predetermined
                                          strategy ranges set forth below. The portfolio manager will make allocation decisions according to his outlook for the economy, financial markets and relative market valuation of the Underlying Funds.



                                          The Fund will invest 25% to 55% of its total assets in
                                          Underlying Funds which invest primarily in equity
                                          securities, 45% to 75% of its total assets in Underlying
                                          Funds which invest primarily in fixed income securities and up to 20% of its total assets in Underlying Funds which are money market funds. The Fund will invest its assets in the following Underlying Funds within the strategy ranges
                                          (expressed as a percentage of the Fund's total assets)
                                          indicated below:

                                                                                                   INVESTMENT RANGE
                                                         UNDERLYING FUND                      (PERCENTAGE OF FUND ASSETS)
                                       ----------------------------------------------------------------------------------
                                       STOCK FUNDS
                                       Large Cap Value Fund*                                            0%-55%
                                       Large Cap Growth Fund*                                           0%-55%
                                       Mid Cap Value Fund                                               0%-30%
                                       Mid Cap Growth Fund                                              0%-30%
                                       Small Cap Fund*                                                  0%-30%
                                       International Equity Fund                                        0%-30%

                                       BOND FUNDS
                                       Short U.S. Government Fund                                       0%-75%
                                       Intermediate U.S. Government Fund                                0%-75%
                                       Total Return Bond Fund*                                          0%-75%

                                       MONEY MARKET FUNDS
                                       Prime Money Market Fund                                          0%-20%
                                       U.S. Treasury Money Market Fund                                  0%-20%

                                          The Underlying Funds are described earlier in this
                                          Prospectus.



                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 107 or consult the SAI.

                          * Prior to February 1, 2006, the BB&T Large Cap Value Fund and the BB&T Large Cap Growth Fund were known as the BB&T Large Company Value Fund and the BB&T Large Company Growth Fund, respectively; prior to November 21, 2005, the BB&T Small Cap Fund was known as the BB&T Small Company Value Fund; and prior to June 1, 2005, the BB&T Total Return Bond Fund was known as the BB&T Intermediate Corporate Bond Fund.

RISK/RETURN SUMMARY AND FUND EXPENSES   CAPITAL MANAGER CONSERVATIVE GROWTH FUND


                          RISK/RETURN SUMMARY
                          CONTINUED

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:



                                          INVESTING IN MUTUAL FUNDS: The Fund's investments are
                                          concentrated in the Underlying Funds, so the Fund's
                                          investment performance is directly related to the
                                          performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition, since the Fund must allocate its investments among the
                                          Underlying Funds, the Fund does not have the same
                                          flexibility to invest as a mutual fund without these
                                          constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in
                                          the share prices of the Underlying Funds' holdings.

                                          FIXED INCOME FUNDS: The Fund invests in Underlying Funds
                                          that invest primarily in fixed income securities, which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the
                                          issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded.

                                          FOREIGN INVESTMENT RISK: Foreign securities involve risks
                                          not typically associated with investing in U.S. securities.
                                          Foreign securities may be adversely affected by myriad
                                          factors, including currency fluctuations and social,
                                          economic or political instability.

                                          EQUITY FUNDS: The Fund also invests in Underlying Funds that invest primarily in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers'
                                          value, and such fluctuations can be pronounced. Equity Funds may also be subject to investment style risk which is the
                                          risk that the particular market segment on which a Fund
                                          focuses will underperform other kinds of investments.

                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 107.

RISK/RETURN SUMMARY AND FUND EXPENSES   CAPITAL MANAGER CONSERVATIVE GROWTH FUND


                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)

                                             (in percents)

1998                                                                             10.56
1999                                                                              6.08
2000                                                                              3.06
01                                                                               -3.39
02                                                                               -6.64
03                                                                               12.48
04                                                                                6.25
05                                                                                3.66

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

                                                                         Best quarter:           7.65%      12/31/98
                                                                         Worst quarter:         -5.56%       9/30/02



                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended
                                                    December 31, 2005)(1)
The chart and table on this page
shows how the Capital Manager
Conservative Growth Fund has
performed and how its performance has
varied from year to year. The bar
chart gives some indication of risk
by showing changes in the Fund's
yearly performance to demonstrate
that the Fund's value varied at
different times. The table below it
compares the Fund's performance over
time to that of the S&P 500(R) Index,
a widely recognized, unmanaged index
of common stocks, and the Lehman
Brothers Intermediate Government Bond
Index, an unmanaged index
representative of the total return of
government bonds with maturities of
less than 10 years. Of course, past
performance does not indicate how the
Fund will perform in the future.

The returns for Class B Shares and
Class C Shares will differ from the
Class A Share returns shown in the
bar chart because of differences in
expenses of each class. The table
assumes that Class B and Class C
shareholders redeem all of their fund
shares at the end of the period
indicated.

                                                                                       5                SINCE
                                                                        1 YEAR   YEARS (3),(4)    INCEPTION (3),(4)
                                                                        ---------------------------------------------
 CLASS A SHARES (with 5.75% sales charge)(2)                                                          (10/2/97)
                                                                        ---------------------------------------------
   RETURN BEFORE TAXES                                                  -2.29%       1.04%               3.08%
                                                                        ---------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                  -3.14%       0.19%               1.80%
                                                                        ---------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES          -1.41%       0.41%               1.93%
---------------------------------------------------------------------------------------------------------------------
 CLASS B SHARES (with applicable Contingent Deferred Sales Charge)                                    (10/2/97)
                                                                        ---------------------------------------------
   RETURN BEFORE TAXES                                                  -1.11%       1.35%               3.27%
---------------------------------------------------------------------------------------------------------------------
 CLASS C SHARES (with applicable Contingent Deferred Sales Charge)                                    (10/2/97)
                                                                        ---------------------------------------------
   RETURN BEFORE TAXES                                                   2.86%       1.48%               3.35%
---------------------------------------------------------------------------------------------------------------------
 S&P 500(R) INDEX (reflects no deductions for fees, expenses, or
 taxes)                                                                  4.91%       0.54%               5.00%(6)
---------------------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX
 (reflects no deductions for fees, expenses, or taxes)                   1.68%       4.82%               5.52%(6)
---------------------------------------------------------------------------------------------------------------------

(1) Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only, after-tax returns for Class B and C Shares will vary.

(3) Class A Shares were not in existence prior to January 29, 1998. Performance for periods prior to that is based on the historical performance of the Institutional Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower.

(4) Class B Shares were not in existence prior to January 29, 1999. Performance for periods prior to January 29, 1999 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(5) Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to February 1, 2001 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(6) Since 9/30/97.

RISK/RETURN SUMMARY AND FUND EXPENSES   CAPITAL MANAGER CONSERVATIVE GROWTH FUND




                                               FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES         CLASS A   CLASS B   CLASS C
                                                     (FEES PAID BY YOU DIRECTLY)(1)           SHARES    SHARES    SHARES
                                                     Maximum Sales Charge (load) on
                                                     Purchases                                5.75%(2)    None      None
                                                     --------------------------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)       None    5.00%(3)   1.00%(4)
                                                     --------------------------------------------------------------------
                                                     Redemption Fee (on shares sold within
                                                     7 calendar days of purchase)(5)           2.00%     2.00%     2.00%
                                                     ANNUAL FUND OPERATING EXPENSES           CLASS A   CLASS B   CLASS C
                                                     (FEES PAID FROM FUND ASSETS)             SHARES    SHARES    SHARES
                                                     Management Fee(6)                         0.25%     0.25%     0.25%
                                                     --------------------------------------------------------------------
                                                     Distribution and Service
                                                     (12b-1) Fee(6)                            0.50%     1.00%     1.00%
                                                     --------------------------------------------------------------------
                                                     Other Expenses(6)                         0.20%     0.20%     0.20%
                                                     --------------------------------------------------------------------
                                                     Total Fund Operating Expenses(6,7)        0.95%     1.45%     1.45%
                                                     --------------------------------------------------------------------
                                                       Fee Waiver or Expense
                                                       Reimbursement(6)                       -0.50%    -0.25%    -0.25%
                                                     --------------------------------------------------------------------
                                                     Net Fund Operating Expenses(6,7)          0.45%     1.20%     1.20%
                                                     --------------------------------------------------------------------

                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

                                   (4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

                                   (5) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

                                   (6) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.00% for the period from February 1, 2006 through January 31, 2007. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for each class are expected to be: Class A Shares, 0.33%, Class B Shares, 1.08%, Class C Shares, 1.08%. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.

                                   (7) In addition to the expenses shown above, if you buy and hold shares of the Fund you will indirectly bear your pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund invests, so that the investment returns of the Fund will be net of the expenses of the Underlying Funds. After combining the total operating expenses of the Fund with those of the Underlying Funds, the weighted average expense ratio for each class after all waivers and reimbursements is expected to be 1.12%, 1.87%, and 1.87% for Class A Shares, Class B Shares, and Class C Shares, respectively. After contractual expense waivers and reimbursements the expense ratios are expected to be 1.24%, 1.99%, and 1.99%, and prior to any expense waivers and reimbursements the weighted average expense ratio is expected to be 1.84%, 2.34%, and 2.34% for Class A Shares, Class B Shares, and Class C Shares, respectively.

   As an investor in the Capital
   Manager Conservative Growth
   Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets
   and are reflected in the share
   price.

   ------------------------------
   CONTINGENT DEFERRED SALES
   CHARGE

   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.

   ------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES   CAPITAL MANAGER CONSERVATIVE GROWTH FUND




                                               EXPENSE EXAMPLE

                                                      CAPITAL MANAGER CONSERVATIVE       1       3       5        10
                                                               GROWTH FUND              YEAR   YEARS   YEARS    YEARS
                                                     CLASS A SHARES                     $618   $813    $1,024   $1,631
                                                     -----------------------------------------------------------------
                                                     CLASS B SHARES
                                                     Assuming Redemption                $522   $734    $  868   $1,578
                                                     Assuming No Redemption             $122   $434    $  768   $1,578
                                                     -----------------------------------------------------------------
                                                     CLASS C SHARES
                                                     Assuming Redemption                $122   $434    $  768   $1,714
                                                     Assuming No Redemption             $122   $434    $  768   $1,714
                                                     -----------------------------------------------------------------

Use the table at right to compare
fees and expenses with those of
other funds. It illustrates the
amount of fees and expenses you
would pay, assuming the
following:

 - $10,000 investment
 - 5% annual return
 - redemption at the end of each
   period
 - no changes in the Fund's
   operating expenses

Because this example is
hypothetical and for comparison
only, your actual costs will be
different.

RISK/RETURN SUMMARY AND FUND EXPENSES       CAPITAL MANAGER MODERATE GROWTH FUND


                          RISK/RETURN SUMMARY

    INVESTMENT OBJECTIVE                  The Fund seeks capital appreciation and, secondarily, income by investing primarily in a group of diversified BB&T Funds which invest primarily in equity and fixed income
                                          securities.

    PRINCIPAL                             To pursue this goal, the Fund allocates its assets among the
    INVESTMENT STRATEGIES                 Underlying Funds (listed below) within predetermined
                                          strategy ranges set forth below. The portfolio manager will make allocation decisions according to his outlook for the economy, financial markets and relative market valuation of the Underlying Funds.
                                          The Fund will invest 45% to 75% of its total assets in
                                          Underlying Funds which invest primarily in equity
                                          securities, 25% to 55% of its total assets in Underlying
                                          Funds which invest primarily in fixed income securities and up to 15% of its total assets in Underlying Funds which are money market funds. The Fund will invest its assets in the following Underlying Funds within the strategy ranges
                                          (expressed as a percentage of the Fund's total assets)
                                          indicated below:

                                                                                                   INVESTMENT RANGE
                                                         UNDERLYING FUND                      (PERCENTAGE OF FUND ASSETS)
                                       ----------------------------------------------------------------------------------
                                       STOCK FUNDS
                                       Large Cap Value Fund*                                            0%-75%
                                       Large Cap Growth Fund*                                           0%-75%
                                       Mid Cap Value Fund                                               0%-50%
                                       Mid Cap Growth Fund                                              0%-50%
                                       Small Cap Fund*                                                  0%-50%
                                       International Equity Fund                                        0%-50%

                                       BOND FUNDS
                                       Short U.S. Government Fund                                       0%-55%
                                       Intermediate U.S. Government Fund                                0%-55%
                                       Total Return Bond Fund*                                          0%-55%

                                       MONEY MARKET FUNDS
                                       Prime Money Market Fund                                          0%-15%
                                       U.S. Treasury Money Market Fund                                  0%-15%

                                        The Underlying Funds are described earlier in this
                                        Prospectus.

                                        The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                        description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                        Risks on page 107 or consult the SAI.
                                        * Prior to February 1, 2006, the BB&T Large Cap Value Fund
                                        and the BB&T Large Cap Growth Fund were known as the BB&T
                                        Large Company Value Fund and the BB&T Large Company Growth
                                        Fund, respectively; prior to November 21, 2005, the BB&T
                                        Small Cap Fund was known as the BB&T Small Company Value
                                        Fund; and prior to June 1, 2005, the BB&T Total Return Bond
                                        Fund was known as the BB&T Intermediate Corporate Bond Fund.

RISK/RETURN SUMMARY AND FUND EXPENSES       CAPITAL MANAGER MODERATE GROWTH FUND


                          RISK/RETURN SUMMARY
                          CONTINUED


    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INVESTING IN MUTUAL FUNDS: The Fund's investments are
                                          concentrated in the Underlying Funds, so the Fund's
                                          investment performance is directly related to the
                                          performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition, since the Fund must allocate its investments among the
                                          Underlying Funds, the Fund does not have the same
                                          flexibility to invest as a mutual fund without these
                                          constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in
                                          the share prices of the Underlying Funds' holdings.

                                          EQUITY FUNDS: The Fund invests in Underlying Funds that
                                          invest primarily in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers'
                                          value, and such fluctuations can be pronounced. Equity Funds may also be subject to investment style risk which is the
                                          risk that the particular market segment on which a Fund
                                          focuses will underperform other kinds of investments.

                                          FIXED INCOME FUNDS: The Fund also invests in Underlying
                                          Funds that invest primarily in fixed income securities,
                                          which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility
                                          that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the
                                          security will have its credit rating downgraded.

                                          FOREIGN INVESTMENT RISK: Foreign securities involve risks
                                          not typically associated with investing in U.S. securities.
                                          Foreign securities may be adversely affected by myriad
                                          factors, including currency fluctuations and social,
                                          economic or political instability.

                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 107.

RISK/RETURN SUMMARY AND FUND EXPENSES       CAPITAL MANAGER MODERATE GROWTH FUND




                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)
                                      (in percents)

1998                                                                             12.24
1999                                                                             10.34
2000                                                                              0.03
01                                                                               -7.19
02                                                                              -13.24
03                                                                               17.85
04                                                                                8.54
05                                                                                4.67

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

                                                                         Best quarter:           11.68%      12/31/98
                                                                         Worst quarter:         -10.45%       9/30/02



                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended
                                                    December 31, 2005)(1)
The chart and table on this page
shows how the Capital Manager
Moderate Growth Fund has performed
and how its performance has varied
from year to year. The bar chart
gives some indication of risk by
showing changes in the Fund's yearly
performance to demonstrate that the
Fund's value varied at different
times. The table below it compares
the Fund's performance over time to
that of the S&P 500(R) Index, a
widely recognized, unmanaged index of
common stocks, and the Lehman
Brothers Intermediate Government Bond
Index, an unmanaged index
representative of the total return of
government bonds with maturities of
less than 10 years. Of course, past
performance does not indicate how the
Fund will perform in the future.

The returns for Class B Shares and
Class C Shares will differ from the
Class A Share returns shown in the
bar chart because of differences in
expenses of each class. The table
assumes that Class B and Class C
shareholders redeem all of their fund
shares at the end of the period
indicated.

                                                                                                SINCE INCEPTION
                                                                        1 YEAR    5 YEARS         (3),(4),(5)
                                                                        ------------------------------------------
 CLASS A SHARES (with 5.75% sales charge)(2)                                                     10/2/97
                                                                        ------------------------------------------
   RETURN BEFORE TAXES                                                   -1.40%      0.32%             2.83%
                                                                        ------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                   -1.99%     -0.25%             1.78%
                                                                        ------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES           -0.76%     -0.01%             1.91%
------------------------------------------------------------------------------------------------------------------
 CLASS B SHARES (with applicable Contingent Deferred Sales Charge)                               10/2/97
                                                                        ------------------------------------------
   RETURN BEFORE TAXES                                                   -0.13%      0.57%             2.96%
------------------------------------------------------------------------------------------------------------------
 CLASS C SHARES (with applicable Contingent Deferred Sales Charge)                               10/2/97
                                                                        ------------------------------------------
   RETURN BEFORE TAXES                                                    3.79%      0.83%             3.15%
------------------------------------------------------------------------------------------------------------------
 S&P 500(R) INDEX (reflects no deductions for fees, expenses, or
 taxes)                                                                   4.91%      0.54%             5.00%(6)
------------------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX
 (reflects no deductions for fees, expenses, or taxes)                    1.68%      4.82%             5.52%(6)
------------------------------------------------------------------------------------------------------------------

(1) Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(3) Class A Shares were not in existence prior to January 29, 1998. Performance for periods prior to that is based on the historical performance of the Institutional Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower.

(4) Class B Shares were not in existence prior to January 29, 1999. Performance for periods prior to January 29, 1999 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(5) Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to February 1, 2001 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(6) Since 9/30/97.

RISK/RETURN SUMMARY AND FUND EXPENSES       CAPITAL MANAGER MODERATE GROWTH FUND




                                               FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES       CLASS A   CLASS B   CLASS C
                                                     (FEES PAID BY YOU DIRECTLY)(1)         SHARES    SHARES    SHARES
                                                     Maximum Sales Charge (load) on
                                                     Purchases                              5.75%(2)    None      None
                                                     ------------------------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)     None    5.00%(3)  1.00%(4)
                                                     ------------------------------------------------------------------
                                                     Redemption Fee (on shares sold within
                                                     7 calendar days of purchase)(5)         2.00%     2.00%     2.00%



                                                     ANNUAL FUND OPERATING EXPENSES         CLASS A   CLASS B   CLASS C
                                                     (FEES PAID FROM FUND ASSETS)           SHARES    SHARES    SHARES
                                                     Management Fee(6)                       0.25%     0.25%     0.25%
                                                     ------------------------------------------------------------------
                                                     Distribution and Service
                                                     (12b-1) Fee(6)                          0.50%     1.00%     1.00%
                                                     ------------------------------------------------------------------
                                                     Other Expenses(6)                       0.24%     0.24%     0.24%
                                                     ------------------------------------------------------------------
                                                     Total Fund Operating Expenses(6,7)      0.99%     1.49%     1.49%
                                                     ------------------------------------------------------------------
                                                       Fee Waiver or Expense
                                                       Reimbursement(6)                     -0.50%    -0.25%    -0.25%
                                                     ------------------------------------------------------------------
                                                     Net Fund Operating Expenses(6,7)        0.49%     1.24%     1.24%
                                                     ------------------------------------------------------------------

                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.
                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."
                                   (3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.
                                   (4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.
                                   (5) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.
                                   (6) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.00% for the period from February 1, 2006 through January 31, 2007. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for each class are expected to be: Class A Shares, 0.37%, Class B Shares, 1.12%, Class C Shares, 1.12%. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.
                                   (7) In addition to the expenses shown above, if you buy and hold shares of the Fund you will indirectly bear your pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund invests, so that the investment returns of the Fund will be net of the expenses of the Underlying Funds. After combining the total operating expenses of the Fund with those of the Underlying Funds, the weighted average expense ratio for each class after all waivers and reimbursements is expected to be 1.22%, 1.97%, and 1.97% for Class A Shares, Class B Shares, and Class C Shares, respectively. After contractual expense waivers and reimbursements the expense ratios are expected to be 1.34%, 2.09%, and 2.09%, and prior to any expense waivers and reimbursements the weighted average expense ratio is expected to be 1.93%, 2.43%, and 2.43% for Class A Shares, Class B Shares, and Class C Shares, respectively.

   As an investor in the Capital
   Manager Moderate Growth Fund,
   you will pay the following
   fees and expenses when you buy
   and hold shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets and are
   reflected in the share price.

   ------------------------------
   CONTINGENT DEFERRED SALES
   CHARGE

   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.

   ------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES       CAPITAL MANAGER MODERATE GROWTH FUND


                                               EXPENSE EXAMPLE

                                                     CAPITAL MANAGER MODERATE            1       3       5        10
                                                     GROWTH FUND                        YEAR   YEARS   YEARS    YEARS
                                                     CLASS A SHARES                     $622   $825    $1,045   $1,675
                                                     -----------------------------------------------------------------
                                                     CLASS B SHARES
                                                     Assuming Redemption                $526   $746    $  890   $1,623
                                                     Assuming No Redemption             $126   $446    $  790   $1,623
                                                     -----------------------------------------------------------------
                                                     CLASS C SHARES
                                                     Assuming Redemption                $126   $446    $  790   $1,758
                                                     Assuming No Redemption             $126   $446    $  790   $1,758
                                                     -----------------------------------------------------------------

Use the table at right to compare
fees and expenses with those of
other funds. It illustrates the
amount of fees and expenses you
would pay, assuming the
following:

  - $10,000 investment

  - 5% annual return

  - redemption at the end of each
    period

  - no changes in the fund's
    operating expenses

Because this example is
hypothetical and for comparison
only, your actual costs will be
different.

   RISK/RETURN SUMMARY AND FUND EXPENSES      CAPITAL MANAGER GROWTH FUND


                          RISK/RETURN SUMMARY

    INVESTMENT OBJECTIVE                  The Fund seeks capital appreciation by investing primarily in a group of diversified BB&T Funds which invest primarily in equity securities.

    PRINCIPAL                             To pursue this goal, the Fund allocates its assets among the
    INVESTMENT STRATEGIES                 Underlying Funds (listed below) within predetermined
                                          strategy ranges set forth below. The portfolio manager will make allocation decisions according to his outlook for the economy, financial markets and relative market valuation of the Underlying Funds.



                                          The Fund will invest 60% to 90% of its total assets in
                                          Underlying Funds which invest primarily in equity
                                          securities, 10% to 40% of its total assets in Underlying
                                          Funds which invest primarily in fixed income securities and up to 10% of its total assets in Underlying Funds which are money market funds. The Fund will invest its assets in the following Underlying Funds within the strategy ranges
                                          (expressed as a percentage of the Fund's total assets)
                                          indicated below:

                                                                                                   INVESTMENT RANGE
                                       UNDERLYING FUND                                        (PERCENTAGE OF FUND ASSETS)
                                       ----------------------------------------------------------------------------------
                                       STOCK FUNDS
                                       Large Cap Value Fund*                                            0%-90%
                                       Large Cap Growth Fund*                                           0%-90%
                                       Mid Cap Value Fund                                               0%-65%
                                       Mid Cap Growth Fund                                              0%-65%
                                       Small Cap Fund*                                                  0%-65%
                                       International Equity Fund                                        0%-65%

                                       BOND FUNDS
                                       Short U.S. Government Fund                                       0%-40%
                                       Intermediate U.S. Government Fund                                0%-40%
                                       Total Return Bond Fund*                                          0%-40%

                                       MONEY MARKET FUNDS
                                       Prime Money Market Fund                                          0%-10%
                                       U.S. Treasury Money Market Fund                                  0%-10%

                                          The Underlying Funds are described earlier in this
                                          Prospectus.



                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 107 or consult the SAI.
                                          * Prior to February 1, 2006, the BB&T Large Cap Value Fund
                                          and the BB&T Large Cap Growth Fund were known as the BB&T
                                          Large Company Value Fund and the BB&T Large Company Growth
                                          Fund, respectively; prior to November 21, 2005, the BB&T
                                          Small Cap Fund was known as the BB&T Small Company Value
                                          Fund; and prior to June 1, 2005, the BB&T Total Return Bond
                                          Fund was known as the BB&T Intermediate Corporate Bond Fund.

   RISK/RETURN SUMMARY AND FUND EXPENSES      CAPITAL MANAGER GROWTH FUND


                          RISK/RETURN SUMMARY
                          CONTINUED


    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INVESTING IN MUTUAL FUNDS: The Fund's investments are
                                          concentrated in the Underlying Funds, so the Fund's
                                          investment performance is directly related to the
                                          performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition, since the Fund must allocate its investments among the
                                          Underlying Funds, the Fund does not have the same
                                          flexibility to invest as a mutual fund without these
                                          constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in
                                          the share prices of the Underlying Funds' holdings.

                                          EQUITY FUNDS: The Fund invests in Underlying Funds that
                                          invest primarily in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers'
                                          value, and such fluctuations can be pronounced. Equity Funds may also be subject to investment style risk which is the
                                          risk that the particular market segment on which a Fund
                                          focuses will underperform other kinds of investments.

                                          FIXED INCOME FUNDS: The Fund also invests in Underlying
                                          Funds that invest primarily in fixed income securities,
                                          which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility
                                          that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the
                                          security will have its credit rating downgraded.

                                          FOREIGN INVESTMENT RISK: Foreign securities involve risks
                                          not typically associated with investing in U.S. securities.
                                          Foreign securities may be adversely affected by myriad
                                          factors, including currency fluctuations and social,
                                          economic or political instability.

                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 107.

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER GROWTH FUND


                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)

                                             (in percents)

1998                                                                             13.39
1999                                                                             13.77
2000                                                                             -1.79
01                                                                              -11.62
02                                                                              -18.18
03                                                                               21.51
04                                                                               10.04
05                                                                                5.45

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

                                                                         Best quarter:           14.83%      12/31/98
                                                                         Worst quarter:         -13.92%       9/30/02



                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended
                                                    December 31, 2005)(1)
The chart and table on this page
shows how the Capital Manager Growth
Fund has performed and how its
performance has varied from year to
year. The bar chart gives some
indication of risk by showing changes
in the Fund's yearly performance to
demonstrate that the Fund's value
varied at different times. The table
below it compares the Fund's
performance over time to that of the
S&P 500(R) Index, a widely
recognized, unmanaged index of common
stocks, and the Lehman Brothers
Intermediate Government Bond Index,
an unmanaged index representative of
the total return of government bonds
with maturities of less than 10
years. Of course, past performance
does not indicate how the Fund will
perform in the future.

The returns for Class B Shares and
Class C Shares will differ from the
Class A Share returns shown in the
bar chart because of differences in
expenses of each class. The table
assumes that Class B and Class C
shareholders redeem all of their fund
shares at the end of the period
indicated.

                                                                                  5 YEARS       SINCE INCEPTION
                                                                        1 YEAR      (5)           (3),(4),(5)
                                                                        ------------------------------------------
 CLASS A SHARES (with 5.75% sales charge)(2)                                                       (10/2/97)
                                                                        ------------------------------------------
   RETURN BEFORE TAXES                                                  -0.59%     -0.79%             2.35%
                                                                        ------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                  -1.01%     -1.14%             1.48%
                                                                        ------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES          -0.17%     -0.80%             1.63%
------------------------------------------------------------------------------------------------------------------
 CLASS B SHARES (with applicable Contingent Deferred Sales Charge)                                 (10/2/97)
                                                                        ------------------------------------------
   RETURN BEFORE TAXES                                                   0.56%     -0.57%             2.51%
------------------------------------------------------------------------------------------------------------------
 CLASS C SHARES (with applicable Contingent Deferred Sales Charge)                                 (10/2/97)
                                                                        ------------------------------------------
   RETURN BEFORE TAXES                                                   4.61%     -0.34%             2.63%
------------------------------------------------------------------------------------------------------------------
 S&P 500(R) INDEX (reflects no deductions for fees, expenses, or
 taxes)                                                                  4.91%      0.54%             5.00%(6)
------------------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX
 (reflects no deductions for fees, expenses, or taxes)                   1.68%      4.82%             5.52%(6)
------------------------------------------------------------------------------------------------------------------

(1) Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(3) Class A Shares were not in existence prior to January 29, 1998. Performance for periods prior to that is based on the historical performance of the Institutional Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower.

(4) Class B Shares were not in existence prior to January 29, 1999. Performance for periods prior to January 29, 1999 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(5) Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to February 1, 2001 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(6) Since 9/30/97.

   RISK/RETURN SUMMARY AND FUND EXPENSES      CAPITAL MANAGER GROWTH FUND




                                               FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES       CLASS A   CLASS B   CLASS C
                                                     (FEES PAID BY YOU DIRECTLY)(1)         SHARES    SHARES    SHARES
                                                     Maximum Sales Charge (load) on
                                                     Purchases                               5.75%(2)   None      None
                                                     ------------------------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)     None     5.00%(3) 1.00%(4)
                                                     ------------------------------------------------------------------
                                                     Redemption Fee (on shares sold within
                                                     7 calendar days of purchase)(5)         2.00%     2.00%     2.00%



                                                     ANNUAL FUND OPERATING EXPENSES         CLASS A   CLASS B   CLASS C
                                                     (FEES PAID FROM FUND ASSETS)           SHARES    SHARES    SHARES
                                                     Management Fee(6)                       0.25%     0.25%     0.25%
                                                     ------------------------------------------------------------------
                                                     Distribution and Service (12b-1)
                                                     Fee(6)                                  0.50%     1.00%     1.00%
                                                     ------------------------------------------------------------------
                                                     Other Expenses(6)                       0.25%     0.25%     0.25%
                                                     ------------------------------------------------------------------
                                                     Total Fund Operating Expenses(6,7)      1.00%     1.50%     1.50%
                                                     ------------------------------------------------------------------
                                                       Fee Waiver or Expense
                                                       Reimbursement(6)                     -0.50%    -0.25%    -0.25%
                                                     ------------------------------------------------------------------
                                                     Net Fund Operating Expenses(6,7)        0.50%     1.25%     1.25%
                                                     ------------------------------------------------------------------

                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

                                   (4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

                                   (5) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

                                   (6) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.00% for the period from February 1, 2006 through January 31, 2007. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for each class are expected to be: Class A Shares, 0.38%, Class B Shares, 1.13%, Class C Shares, 1.13%. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.

                                   (7) In addition to the expenses shown above, if you buy and hold shares of the Fund you will indirectly bear your pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund invests, so that the investment returns of the Fund will be net of the expenses of the Underlying Funds. After combining the total operating expenses of the Fund with those of the Underlying Funds, the weighted average expense ratio for each class after all waivers and reimbursements is expected to be 1.27%, 2.02%, and 2.02% for Class A Shares, Class B Shares, and Class C Shares, respectively. After contractual expense waivers and reimbursements the expense ratios are expected to be 1.39%, 2.14%, and 2.14%, and prior to any expense waivers and reimbursements the weighted average expense ratio is expected to be 1.98%, 2.48%, and 2.48% for Class A Shares, Class B Shares, and Class C Shares, respectively.
   As an investor in the Capital
   Manager Growth Fund, you will
   pay the following fees and
   expenses when you buy and hold
   shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets and are
   reflected in the share price.

   ------------------------------
   CONTINGENT DEFERRED SALES
   CHARGE
   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.

   ------------------------------

   RISK/RETURN SUMMARY AND FUND EXPENSES      CAPITAL MANAGER GROWTH FUND


                                               EXPENSE EXAMPLE

                                                          CAPITAL MANAGER          1       3       5        10
                                                            GROWTH FUND           YEAR   YEARS   YEARS    YEARS
                                                     CLASS A SHARES               $623   $828    $1,050   $1,686
                                                     -----------------------------------------------------------
                                                     CLASS B SHARES
                                                     Assuming Redemption          $527   $750    $  895   $1,634
                                                     Assuming No Redemption       $127   $450    $  795   $1,634
                                                     -----------------------------------------------------------
                                                     CLASS C SHARES
                                                     Assuming Redemption          $127   $450    $  795   $1,769
                                                     Assuming No Redemption       $127   $450    $  795   $1,769
                                                     -----------------------------------------------------------

Use the table at right to compare
fees and expenses with those of
other Funds. It illustrates the
amount of fees and expenses you
would pay, assuming the
following:

  - $10,000 investment
  - 5% annual return
  - redemption at the end of each
    period
  - no changes in the Fund's
    operating expenses

Because this example is
hypothetical and for comparison
only, your actual costs will be
different.

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER EQUITY FUND


                          RISK/RETURN SUMMARY

    INVESTMENT OBJECTIVE                  The Fund seeks capital appreciation by investing primarily in a group of diversified BB&T Funds which invest primarily in equity securities.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund allocates its assets among the
                                          Underlying Funds (listed below) within predetermined
                                          strategy ranges set forth below. The portfolio manager will make allocation decisions according to his outlook for the economy, financial markets and relative market valuation of the Underlying Funds.
                                          The Fund will invest up to 100% of its total assets in
                                          Underlying Funds which invest primarily in equity securities and up to 10% of its total assets in Underlying Funds which invest primarily in fixed income securities and money market funds. The Fund will invest its assets in the following
                                          Underlying Funds within the strategy ranges (expressed as a percentage of the Fund's total assets) indicated below:

                                                                                                   INVESTMENT RANGE
                                                         UNDERLYING FUND                      (PERCENTAGE OF FUND ASSETS)
                                       ----------------------------------------------------------------------------------
                                       STOCK FUNDS
                                       Large Cap Value Fund*                                            0%-90%
                                       Large Cap Growth Fund*                                           0%-90%
                                       Mid Cap Value Fund                                               0%-65%
                                       Mid Cap Growth Fund                                              0%-65%
                                       Small Cap Fund*                                                  0%-65%
                                       International Equity Fund                                        0%-65%

                                       BOND FUNDS
                                       Short U.S. Government Fund                                       0%-40%
                                       Intermediate U.S. Government Fund                                0%-40%
                                       Total Return Bond Fund*                                          0%-40%

                                       MONEY MARKET FUNDS
                                       Prime Money Market Fund                                          0%-10%
                                       U.S. Treasury Money Market Fund                                  0%-10%

                                          The Underlying Funds are described earlier in this
                                          Prospectus.
                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 107 or consult the SAI.
                                          * Prior to February 1, 2006, the BB&T Large Cap Value Fund
                                          and the BB&T Large Cap Growth Fund were known as the BB&T
                                          Large Company Value Fund and the BB&T Large Company Growth
                                          Fund, respectively; prior to November 21, 2005, the BB&T
                                          Small Cap Fund was known as the BB&T Small Company Value
                                          Fund; and prior to June 1, 2005, the BB&T Total Return Bond
                                          Fund was known as the BB&T Intermediate Corporate Bond Fund.

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER EQUITY FUND


                          RISK/RETURN SUMMARY
                          CONTINUED


    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INVESTING IN MUTUAL FUNDS: The Fund's investments are
                                          concentrated in the Underlying Funds, so the Fund's
                                          investment performance is directly related to the
                                          performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition, since the Fund must allocate its investments among the
                                          Underlying Funds, the Fund does not have the same
                                          flexibility to invest as a mutual fund without these
                                          constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in
                                          the share prices of the Underlying Funds' holdings.

                                          EQUITY FUNDS: The Fund invests in Underlying Funds that
                                          invest primarily in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers'
                                          value, and such fluctuations can be pronounced. Equity Funds may also be subject to investment style risk which is the
                                          risk that the particular market segment on which a Fund
                                          focuses will underperform other kinds of investments.

                                          FIXED INCOME FUNDS: The Fund also invests in Underlying
                                          Funds that invest primarily in fixed income securities,
                                          which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility
                                          that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the
                                          security will have its credit rating downgraded.

                                          FOREIGN INVESTMENT RISK: Foreign securities involve risks
                                          not typically associated with investing in U.S. securities.
                                          Foreign securities may be adversely affected by myriad
                                          factors, including currency fluctuations and social,
                                          economic or political instability.

                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 107.

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER EQUITY FUND


                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)

                                             (in percents)

2002                                                                            -21.49
2003                                                                             24.18
2004                                                                             11.43
2005                                                                              6.82

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

                                                                         Best quarter:           13.97%      6/30/03
                                                                         Worst quarter:         -16.36%      9/30/02



                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended
                                                    December 31, 2005)(1)
The chart and table on this page
shows how the Capital Manager Equity
Fund has performed and how its
performance has varied from year to
year. The bar chart gives some
indication of risk by showing changes
in the Fund's yearly performance to
demonstrate that the Fund's value
varied at different times. The table
below it compares the Fund's
performance over time to that of the
S&P 500(R) Index, a widely
recognized, unmanaged index of common
stocks. Of course, past performance
does not indicate how the Fund will
perform in the future.

The returns for Class B Shares and
Class C Shares will differ from the
Class A Share returns shown in the
bar chart because of differences in
expenses of each class. The table
assumes that Class B and Class C
shareholders redeem all of their fund
shares at the end of the period
indicated.

                                                                        1 YEAR   SINCE INCEPTION
                                                                        ------------------------
 CLASS A SHARES (with 5.75% sales charge)(2)                                     (3/19/01)
                                                                        ------------------------
   RETURN BEFORE TAXES                                                    0.67%       1.32%
                                                                        ------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                   -0.16%       1.10%
                                                                        ------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALES OF FUND SHARES           0.70%       1.03%
------------------------------------------------------------------------------------------------
 CLASS B SHARES (with applicable Contingent Deferred Sales Charge)               (3/19/01)
                                                                        ------------------------
   RETURN BEFORE TAXES                                                    2.02%       1.44%
------------------------------------------------------------------------------------------------
 CLASS C SHARES (with applicable Contingent Deferred Sales Charge)               (3/19/01)
                                                                        ------------------------
   RETURN BEFORE TAXES                                                    5.94%       1.75%
------------------------------------------------------------------------------------------------
 S&P 500(R) INDEX (reflects no deductions for fees, expenses, or
 taxes)                                                                   4.91%       3.28%(3)
------------------------------------------------------------------------------------------------

(1) Both charts assume reinvestment of dividends and distributions.

(2) After tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only after-tax returns for Class B and C shares will vary.

(3) Since 3/31/01.

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER EQUITY FUND


                                               FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES       CLASS A   CLASS B   CLASS C
                                                     (FEES PAID BY YOU DIRECTLY)(1)         SHARES    SHARES    SHARES

                                                     Maximum Sales Charge (load) on
                                                     Purchases                               5.75%(2)   None      None
                                                     ------------------------------------------------------------------

                                                     Maximum Deferred Sales Charge (load)     None     5.00%(3)  1.00%(4)
                                                     ------------------------------------------------------------------

                                                     Redemption Fee (on shares sold within
                                                     7 calendar days of purchase)(5)         2.00%     2.00%     2.00%



                                                     ANNUAL FUND OPERATING EXPENSES         CLASS A   CLASS B   CLASS C
                                                     (FEES PAID FROM FUND ASSETS)           SHARES    SHARES    SHARES

                                                     Management Fee(6)                       0.25%     0.25%     0.25%
                                                     ------------------------------------------------------------------

                                                     Distribution and Service
                                                     (12b-1) Fee(6)                          0.50%     1.00%     1.00%
                                                     ------------------------------------------------------------------

                                                     Other Expenses(6)                       0.23%     0.23%     0.23%
                                                     ------------------------------------------------------------------

                                                     Total Fund Operating Expenses(6,7)      0.98%     1.48%     1.48%
                                                     ------------------------------------------------------------------
                                                       Fee Waiver or Expense
                                                       Reimbursement(6)                     -0.50%    -0.25%    -0.25%
                                                     ------------------------------------------------------------------
                                                     Net Fund Operating Expenses(6,7)        0.48%     1.23%     1.23%
                                                     ------------------------------------------------------------------

                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

                                   (4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

                                   (5) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

                                   (6) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.00% for the period from February 1, 2006 through January 31, 2007. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for each class are expected to be: Class A Shares, 0.36%, Class B Shares, 1.11%, Class C Shares, 1.11%. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.

                                   (7) In addition to the expenses shown above, if you buy and hold shares of the Fund you will indirectly bear your pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund invests, so that the investment returns of the Fund will be net of the expenses of the Underlying Funds. After combining the total operating expenses of the Fund with those of the Underlying Funds, the weighted average expense ratio for each class after all waivers and reimbursements is expected to be 1.25%, 2.00%, and 2.00% for Class A Shares, Class B Shares, and Class C Shares, respectively. After contractual expense waivers and reimbursements the expense ratios are expected to be 1.37%, 2.12%, and 2.12%, and prior to any expense waivers and reimbursements the weighted average expense ratio is expected to be 1.96%, 2.46%, and 2.46% for Class A Shares, Class B Shares, and Class C Shares, respectively.

   As an investor in the Capital
   Manager Equity Fund, you will
   pay the following fees and
   expenses when you buy and hold
   shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets and are
   reflected in the share price.

   ------------------------------
   CONTINGENT DEFERRED SALES
   CHARGE

   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.
   ------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER EQUITY FUND


                                               EXPENSE EXAMPLE

                                                             CAPITAL MANAGER             1       3       5        10
                                                               EQUITY FUND              YEAR   YEARS   YEARS    YEARS
                                                     CLASS A SHARES                     $621   $822    $1,040   $1,664
                                                     -----------------------------------------------------------------
                                                     CLASS B SHARES
                                                     Assuming Redemption                $525   $743    $  884   $1,611
                                                     Assuming No Redemption             $125   $443    $  784   $1,611
                                                     -----------------------------------------------------------------
                                                     CLASS C SHARES
                                                     Assuming Redemption                $125   $443    $  784   $1,747
                                                     Assuming No Redemption             $125   $443    $  784   $1,747
                                                     -----------------------------------------------------------------

Use the table at right to compare
fees and expenses with those of
other funds. It illustrates the
amount of fees and expenses you
would pay, assuming the
following:

 - $10,000 investment

 - 5% annual return

 - redemption at the end of each
   period

 - no changes in the fund's
   operating expenses
Because this example is
hypothetical and for comparison
only, your actual costs will be
different.

 [ICON]

 ADDITIONAL INVESTMENT STRATEGIES AND RISKS



   STOCK FUNDS
   LARGE CAP VALUE FUND -- Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in the securities of large companies. This policy will not be changed without 60 days' advance notice to shareholders. Large companies are those companies with market capitalizations within the range of those companies in the Russell 1000(R) Value Index. These stocks may include common stock, preferred stock, warrants, or debt instruments that are convertible to common stock.

   LARGE CAP GROWTH FUND -- Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in the securities of large companies. This policy will not be changed without 60 days' advance notice to shareholders. Large companies are those companies with market capitalizations within the range of those companies in the Russell 1000(R) Growth Index.

   MID CAP VALUE FUND -- Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in the securities of middle capitalization companies. This policy will not be changed without 60 days' advance notice to shareholders. Middle capitalization companies are those companies with market capitalizations within the range of those companies in the Russell Midcap(R) Value Index.

   MID CAP GROWTH FUND -- Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in the securities of middle capitalization companies. This policy will not be changed without 60 days' advance notice to shareholders. Middle capitalization companies are those companies with market capitalizations within the range of those companies in the Russell Midcap(R) Growth Index.

   SMALL CAP FUND -- Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in the common stocks of small companies with market capitalization less than $3 billion. This policy will not be changed without 60 days' advance notice to shareholders.

   INTERNATIONAL EQUITY FUND -- The Fund normally invests at least 65% of its total assets in the equity securities of foreign issuers. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in equity securities. This policy will not be changed without 60 days advance notice to shareholders. The Fund invests primarily in equity securities of issuers located throughout the world.

   From time to time the Fund may invest more than 25% of its total assets in the securities of issuers located in countries such as France, Germany, Japan, and the United Kingdom.

   The Fund may invest in both sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar global instruments.

   The Fund may also invest its assets in equity securities of issuers located in countries with emerging economies or securities markets. The Fund intends to limit its investment in such countries to 20% of its total assets. The Fund may (but is not required to) use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the Euro relative to the U.S. dollar) in connection with specific portfolio transactions or with respect to portfolio positions.

   SPECIAL OPPORTUNITIES EQUITY FUND -- Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in equity securities. This policy will not be changed without 60 days' advance notice to shareholders.

   EQUITY INCOME FUND -- Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in equity securities. This policy will not be changed without 60 days' advance notice to shareholders.

   ALL STOCK FUNDS (EXCEPT THE INTERNATIONAL EQUITY FUND): FOREIGN
   SECURITIES -- Each Fund may invest in foreign securities through the purchase of ADRs or the purchase of foreign securities on the New York Stock Exchange. However, a Fund will not do so if immediately after a purchase and as a result of the purchase the total value of foreign securities owned by the Fund would exceed 25% of the value of its total assets.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS


   BOND FUNDS

   SHORT U.S. GOVERNMENT FUND -- Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. This policy will not be changed without 60 days' advance notice to shareholders. The Fund may invest up to 20% of its net assets in bonds, notes and debentures of corporate issuers. The Fund invests in bonds, notes and debentures only if they are high grade (rated at time of purchase in one of the three highest rating categories by an NRSRO), or are determined by the portfolio manager to be of comparable quality.

   The Fund may also invest in short-term obligations, commercial bonds and the shares of other investment companies.

   INTERMEDIATE U.S. GOVERNMENT FUND -- Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in bonds issued or guaranteed by the U.S. Government or its agencies and instrumentalities. This policy will not be changed without 60 days' advance notice to shareholders. Bonds for this purpose include Treasury bills (maturities of less than one year), bonds (maturities of ten years or more) and notes (maturities of one to ten years) of the U.S. Government. The Fund may invest up to 20% of its net assets in bonds, notes and debentures of corporate issuers. The Fund invests in bonds, notes and debentures only if they are high grade (rated at time of purchase in one of the three highest rating categories by an NRSRO), or are determined by the portfolio manager to be of comparable quality.

   The Fund may also invest in short-term obligations, commercial bonds and the shares of other investment companies.

   TOTAL RETURN BOND FUND. Under normal market conditions, the Fund will invest at least 80% of its assets in a diversified portfolio of bonds, including: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, corporate bonds, asset-backed securities, commercial mortgage-backed securities and convertible securities. This policy will not be changed without 60 days' advance notice to shareholders. The Fund may invest up to 25% of its total assets in bonds that are below investment grade and/or foreign and emerging market bonds.

   The Fund may also invest in short-term obligations, commercial bonds and the shares of other investment companies.

   ALL TAXABLE BOND FUNDS -- Mortgage-related securities purchased by the Taxable Bond Funds will be either (i) issued by U.S. Government-owned or sponsored corporations or (ii) rated in the highest category by an NRSRO at the time of purchase (for example, rated Aaa by Moody's or AAA by S&P), or, if not rated, are of comparable quality as determined by the Adviser.

   KENTUCKY INTERMEDIATE TAX-FREE FUND -- As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings in investments the income from which is exempt from federal income tax and Kentucky personal income tax ("Kentucky Tax-Exempt Obligations").

   For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than Kentucky tax-exempt obligations to over 20% of its total assets.

   MARYLAND INTERMEDIATE TAX-FREE FUND -- As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings in investments the income from which is exempt from federal income tax and Maryland personal income tax ("Maryland Tax-Exempt Obligations").

   For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than Maryland tax-exempt obligations to over 20% of its total assets.

   NORTH CAROLINA INTERMEDIATE TAX-FREE FUND -- As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings in investments the income from which is exempt from federal income tax and North Carolina personal income tax ("North Carolina Tax-Exempt Obligations").

   For temporary defensive purposes, the Fund may increase its total holdings in tax-exempt obligations other than North Carolina tax-exempt obligations to over 20% of its total assets.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS


   SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND -- As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings in investments the income from which is exempt from federal income tax and South Carolina personal income tax ("South Carolina Tax-Exempt Obligations").

   For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than South Carolina tax-exempt obligations to over 20% of its total assets.

   VIRGINIA INTERMEDIATE TAX-FREE FUND -- As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings in investments the income from which is exempt from federal income tax and Virginia personal income tax ("Virginia Tax-Exempt Obligations").

   For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than Virginia tax-exempt obligations to over 20% of its total assets.

   WEST VIRGINIA INTERMEDIATE TAX-FREE FUND -- As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings in investments the income from which is exempt from federal income tax and West Virginia personal income tax ("West Virginia Tax-Exempt Obligations").

   For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than West Virginia tax-exempt obligations to over 20% of its total assets.

   ALL TAX-FREE BOND FUNDS -- Each Fund will invest in Tax-Exempt Obligations which are rated at the time of purchase in one of the four highest categories by an NRSRO in the case of bonds; one of the two highest categories by an NRSRO in the case of notes; rated "SP-1" or higher by S&P or "MIG-2" or higher by Moody's or rated at a comparable level of quality by another NRSRO in the case of tax-exempt commercial paper; or rated "VMIG-1" or higher by Moody's or rated at a comparable level of quality by another NRSRO in the case of variable rate demand obligations or, if unrated, are determined by the portfolio manager to be of comparable quality.

   Each Fund may invest up to 20% of its net assets in taxable obligations or debt securities, the interest income from which may be subject to the federal alternative minimum tax for individual shareholders.

   ALL BOND FUNDS: PORTFOLIO MATURITY -- Certain debt securities such as, but not limited to, mortgage backed securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of calculating a Fund's weighted average portfolio maturity, the effective maturity of these securities will be used.

   MONEY MARKET FUNDS

   PRIME MONEY MARKET FUND -- The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. Bank instruments include bank accounts, time deposits, certificates of deposit, and banker's acceptances. As a matter of non-fundamental policy, instruments of foreign banks will not be considered bank instruments for purposes of the above-described exclusion from the above industry concentration limit.

   The Fund may invest in debt obligations of foreign corporations and banks including Eurodollar Time Deposits and Yankee Certificates of Deposit.

   The Prime Money Market Fund may purchase securities subject to credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Sub-Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS


   The Fund will only purchase securities that present minimal credit risk as determined by the Adviser pursuant to guidelines approved by the Board of Trustees of BB&T Funds. Securities purchased by the Fund (or the issuers of such securities) will be Eligible Securities. Applicable Eligible Securities are:

   - Securities that have short-term debt ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by guarantees or other credit supports with such ratings) in the two highest rating categories by at least two unaffiliated NRSROs (or one NRSRO if the security or guarantee was rated by only one NRSRO);

   - securities that are issued or guaranteed by a person with such ratings;

   - securities without such short-term ratings that have been determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board of Trustees; or

   - shares of other open-end investment companies that invest in the type of obligations in which the Fund may invest.
   FUNDS OF FUNDS

   The Funds of Funds' net asset values will fluctuate with changes in the equity markets and the value of the Underlying Funds in which they invest. Each Fund of Funds' investment return is diversified by its investment in the Underlying Funds, which invest in growth and income stocks, foreign securities, debt securities, and cash and cash equivalents.

   With their remaining assets, the Funds of Funds may make direct investments in any domestic and foreign securities and other instruments which the Underlying Funds may purchase, as described in this prospectus. The Funds of Funds and the Underlying Funds may also hold cash for liquidity purposes.

   CAPITAL MANAGER EQUITY FUND -- Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in Underlying Funds that invest primarily in equity securities. This policy will not be changed without 60 days' advance notice to shareholders.

   ALL STOCK FUNDS, BOND FUNDS AND FUNDS OF FUNDS

   TEMPORARY DEFENSIVE MEASURES -- If deemed appropriate under the circumstances, each Stock Fund, Bond Fund, and Fund of Funds may increase its holdings in short-term obligations to up to 100% of its total assets. Under normal market conditions, the Stock Funds will limit their investment in short-term obligations to 20% of its total assets. Such short-term obligations may include money market instruments and repurchase agreements.

   ALL FUNDS

   FUNDAMENTAL POLICIES -- Any of the policies identified above as fundamental may only be changed with respect to a particular Fund by a vote of a majority of the outstanding shares of that Fund.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS




   INVESTMENT PRACTICES
   The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. FOLLOWING THE TABLE IS A MORE COMPLETE DISCUSSION OF RISK. You may also consult the SAI for additional details regarding these and other permissible investments.

                                              FUND NAME                           FUND CODE
                                              ---------                           ---------
                        Large Cap Value Fund                                        1
                        Large Cap Growth Fund                                       2
                        Mid Cap Value Fund                                          3
                        Mid Cap Growth Fund                                         4
                        Small Cap Fund                                              5
                        International Equity Fund                                   6
                        Special Opportunities Equity Fund                           7
                        Equity Income Fund                                          8
                        Short U.S. Government Fund                                  9
                        Intermediate U.S. Government Fund                          10
                        Total Return Bond Fund                                     11
                        Kentucky Intermediate Tax-Free Fund                        12
                        Maryland Intermediate Tax-Free Fund                        13
                        North Carolina Intermediate Tax-Free Fund                  14
                        South Carolina Intermediate Tax-Free Fund                  15
                        Virginia Intermediate Tax-Free Fund                        16
                        West Virginia Intermediate Tax-Free Fund                   17
                        Prime Money Market Fund                                    18
                        U.S. Treasury Money Market Fund                            19

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS


                             INSTRUMENT                                FUND CODE         RISK TYPE
                             ----------                                ---------         ---------
    AMERICAN DEPOSITARY RECEIPTS ("ADRS"): ADRs are foreign               1-8            Market
    shares of a company held by a U.S. bank that issues a                                Political
    receipt evidencing ownership.                                                        Foreign Investment
    ASSET-BACKED SECURITIES: Securities secured by company             9-11, 18          Pre-payment
    receivables, home equity loans, truck and auto loans,                                Market
    leases, credit card receivables and other securities backed                          Credit
    by other types of receivables or other assets.                                       Interest Rate
                                                                                         Regulatory
                                                                                         Liquidity
                                                                                         Estimated Maturity
    BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn    3, 4, 8-11, 18       Credit
    on and accepted by a commercial bank. Maturities are                                 Liquidity
    generally six months or less.                                                        Market
                                                                                         Interest Rate
    BANK INSTRUMENTS: Unsecured interest bearing deposits with            18             Credit
    banks. Bank instruments include bank accounts, time                                  Liquidity
    deposits, certificates of deposit and banker's acceptances.                          Market
    Yankee instruments are denominated in U.S. dollars and                               Interest Rate
    issued by U.S. branches of foreign banks. Eurodollar
    instruments are denominated in U.S. dollars and issued by
    non-U.S. branches of U.S. branches of U.S. or foreign banks.
    For purposes of the Prime Money Market Fund's concentration limitation, bank instruments also include fixed income
    securities credit enhanced by a bank.
    BONDS: Interest-bearing or discounted government or                 6, 8-19          Market
    corporate securities that obligate the issuer to pay the                             Credit
    bondholder a specified sum of money, usually at specific                             Interest Rate
    intervals, and to repay the principal amount of the loan at maturity.
    CALL AND PUT OPTIONS: A call option gives the buyer the               1-8            Management
    right to buy, and obligates the seller of the option to                              Liquidity
    sell, a security at a specified price. A put option gives                            Credit
    the buyer the right to sell, and obligates the seller of the                         Market
    option to buy a security at a specified price. The Funds                             Leverage
    will sell only covered call and secured put options.
    CERTIFICATES OF DEPOSIT: Negotiable instruments with a              1-8, 18          Market
    stated maturity.                                                                     Credit
                                                                                         Liquidity
                                                                                         Interest Rate
    COMMERCIAL PAPER: Secured and unsecured short-term                 1-11, 18          Credit
    promissory notes issued by corporations and other entities.                          Liquidity
    Maturities generally vary from a few days to nine months.                            Market
                                                                                         Interest Rate
    COMMON STOCK: Shares of ownership of a company.                       1-8            Market
    CONVERTIBLE SECURITIES: Bonds or preferred stock that               1-8, 11          Market
    convert to common stock.                                                             Credit

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS


                             INSTRUMENT                                FUND CODE         RISK TYPE
                             ----------                                ---------         ---------
    DERIVATIVES: Instruments whose value is derived from an              1-17            Management
    underlying contract, index or security, or any combination                           Market
    thereof, including futures, options (e.g., put and calls),                           Credit
    options on futures, swap agreements, and some mortgage-                              Liquidity
    backed securities.                                                                   Leverage
                                                                                         Interest Rate
    EMERGING MARKETS: Bonds issued by foreign companies in               6, 11           Market
    countries that are defined as an emerging or developing                              Political
    economy by any one of the International Bank for                                     Liquidity
    Reconstruction and Development (the World Bank), the                                 Foreign Investment
    International Finance Corporation or the United Nations or
    its authorities.
    EXCHANGE-TRADED FUNDS: Exchange-traded funds such as                 1-17            Market
    Standard & Poor's Depository Receipts ("SPDRs") and                                  Liquidity
    NASDAQ-100 Index Tracking Stock ("NASDAQ 100s"), represent                           ETF
    ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the price,
    performance and dividend yield of an index, such as the S&P
    500 Index or the NASDAQ-100 Index, or a group of stocks in a particular geographic area. Exchange-traded funds entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the underlying portfolio, less trust expenses. Unit
    investment trusts are registered investment companies.
    Therefore, a Fund's investment in exchange-traded funds is subject to the limitations on investing in investment
    company securities described below.
    FOREIGN SECURITIES: Stocks issued by foreign companies, as         1-11, 18          Market
    well as commercial paper of foreign issuers and obligations                          Political
    of foreign banks, overseas branches of U.S. banks and                                Liquidity
    supranational entities.                                                              Foreign Investment
    FORWARD FOREIGN CURRENCY CONTRACTS: An obligation to                   6             Management
    purchase or sell a specific amount of a currency at a fixed                          Liquidity
    future date and price set by the parties involved at the                             Credit
    time the contract is negotiated.                                                     Market
                                                                                         Political
                                                                                         Leverage
                                                                                         Foreign Investment
    FUTURES AND RELATED OPTIONS: A contract providing for the            1-17            Management
    future sale and purchase of a specified amount of a                                  Market
    specified security, class of securities, or an index at a                            Credit
    specified time in the future and at a specified price.                               Liquidity
                                                                                         Leverage
    HIGH-YIELD/HIGH-RISK DEBT SECURITIES: High-yield/high-risk            11             Credit
    debt securities are securities that are rated below                                  Market
    investment grade by the primary rating agencies (e.g., BB or                         Liquidity
    lower by Standard & Poor's and Ba or lower by Moody's).                              Interest Rate
    These securities are considered speculative and involve
    greater risk of loss than investment grade debt securities.
    Other terms commonly used to describe such securities
    include "lower rated bonds," "non-investment grade bonds"
    and "junk bonds."

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS


                             INSTRUMENT                                FUND CODE         RISK TYPE
                             ----------                                ---------         ---------
    INVESTMENT COMPANY SECURITIES: Shares of investment                  1-19            Market
    companies. Each Fund (except the Funds of Funds) may invest                          ETF
    up to 5% of its total assets in the shares of any one
    registered investment company, but may not own more than 3%
    of the securities of any one registered investment company or invest more than 10% of its total assets in the
    securities of other registered investment companies. These registered investment companies may include money market
    funds of BB&T Funds and shares of other registered
    investment companies for which the Adviser to a Fund or any of their affiliates serves as investment adviser,
    administrator or distributor. The Prime Money Market Fund
    may only invest in shares of other investment companies with similar objectives.
    MORTGAGE-BACKED SECURITIES: Debt obligations secured by real       9-11, 18          Pre-payment
    estate loans and pools of loans. These include                                       Market
    collateralized mortgage obligations and real estate mortgage                         Credit
    investment conduits.                                                                 Regulatory
                                                                                         Estimated Maturity
    MUNICIPAL SECURITIES: Securities issued by a state or                9-18            Market
    political subdivision to obtain funds for various public                             Credit
    purposes. Municipal securities include industrial                                    Political
    development bonds and other private activity bonds, as well                          Tax
    as general obligation bonds, revenue bonds, tax anticipation                         Regulatory
    notes, bond anticipation notes, revenue anticipation notes, project notes, other short-term tax-exempt obligations,
    municipal leases, obligations of municipal housing
    authorities (single family revenue bonds) and obligations
    issued on behalf of Section 501(c)(3) organizations.
    There are two general types of municipal
    bonds: General-obligations bonds, which are secured by the taxing power of the issuer and revenue bonds, which take
    many shapes and forms but are generally backed by revenue
    from a specific project or tax. These include, but are not limited to, certificates of participation ("COPs"); utility and sales tax revenues; tax increment or tax allocations;
    housing and special tax, including assessment district and community facilities district issues which are secured by
    specific real estate parcels; hospital revenue; and
    industrial development bonds that are secured by a private company.
    PREFERRED STOCKS: Preferred Stocks are equity securities              1-8            Market
    that generally pay dividends at a specified rate and have
    preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
    REPURCHASE AGREEMENTS: The purchase of a security and the            1-19            Market
    simultaneous commitment to return the security to the seller                         Credit
    at an agreed upon price on an agreed upon date. This is
    treated as a loan.
    RESTRICTED SECURITIES: Securities not registered under the          6, 8-18          Liquidity
    Securities Act of 1933, such as privately placed commercial                          Market
    paper and Rule 144A securities.
    REVERSE REPURCHASE AGREEMENT: The sale of a security and the        5-7, 11          Market
    simultaneous commitment to buy the security back at an                               Leverage
    agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS


                             INSTRUMENT                                FUND CODE         RISK TYPE
                             ----------                                ---------         ---------
    SECURITIES LENDING: The lending of up to 33 1/3% of the           1-11, 18-19        Market
    Fund's total assets. In return the Fund will receive cash,                           Leverage
    other securities, and/or letters of credit.                                          Liquidity
                                                                                         Credit
    SHORT-TERM OBLIGATIONS: High quality U.S. dollar-denominated         1-19            Market
    debt securities that have remaining maturities of one year                           Credit
    or less. These securities may include U.S. government
    obligations, domestic and foreign commercial paper
    (including variable-amount master demand notes), bankers'
    acceptances, certificates of deposit and demand and time
    deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. These investments are limited to those obligations which, at the time of
    purchase, (i) possess one of the two highest short-term
    ratings from at least two NRSROs (for example, commercial
    paper rated "A-1" or "A-2" by S&P and "P-1" or "P-2" by
    Moody's), or (ii) do not possess a rating (i.e., are
    unrated) but are determined by the Adviser or Sub-Adviser to be of comparable quality.
    STRUCTURED PRODUCTS: Individually negotiated agreements              9-11            Credit
    organized and operated to restructure the investment                                 Market
    characteristics of the underlying security, involving the                            Liquidity
    deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more
    classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments.
    STAND-BY COMMITMENTS: The Funds may acquire "stand-by                12-18           Market
    commitments" with respect to Municipal Securities held in
    its portfolio. The Fund will acquire stand-by commitments
    solely to facilitate portfolio liquidity.
    TIME DEPOSITS: Non-negotiable receipts issued by a bank in         8, 18-19          Liquidity
    exchange for the deposit of funds.                                                   Credit
                                                                                         Market
    U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by              1-18            Interest Rate
    agencies and instrumentalities of the U.S. government. These                         Credit
    include Ginnie Mae, Fannie Mae, and Freddie Mac.                                     U.S. Gov't Agency
    U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, separately           1-19            Interest Rate
    traded registered interest and principal securities, and
    coupons under bank entry safekeeping.
    VARIABLE AMOUNT MASTER DEMAND NOTES: Unsecured demand notes          9-19            Credit
    that permit the indebtedness to vary and provide for                                 Liquidity
    periodic adjustments in the interest rate according to the                           Interest Rate
    terms of the instrument. Because master demand notes are
    direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in these notes, the Fund may demand payment of
    principal and accrued interest at specified intervals.
    VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with             9-18            Credit
    interest rates which are reset daily, weekly, quarterly or                           Liquidity
    some other period and which may be payable to the Fund on                            Market
    demand.
    WARRANTS: Securities, typically issued with preferred stock           1-8            Market
    or bonds, that give the holder the right to buy a                                    Credit
    proportionate amount of common stock at a specified price.
    WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS: Purchase or        2-4, 7-18         Market
    contract to purchase securities at a fixed price for                                 Leverage
    delivery at a future date. Under normal market conditions,                           Liquidity
    when-issued purchases and forward commitments will not                               Credit
    exceed 25% of the value of a Fund's total assets.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS


                             INSTRUMENT                                FUND CODE         RISK TYPE
                             ----------                                ---------         ---------
    YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S. dollar               8-18            Market
    denominated bonds issued by foreign corporations or                                  Credit
    governments. Sovereign bonds are those issued by the                                 Interest Rate
    government of a foreign country. Supranational bonds are
    those issued by supranational entities, such as the World
    Bank and European Investment Bank. Canadian bonds are those issued by Canadian provinces.
    ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt that pay          8-19            Credit
    no interest, but are issued at a discount from their value                           Market
    at maturity. When held to maturity, their entire return                              Interest Rate
    equals the difference between their issue price and their
    maturity value.

   INVESTMENT RISKS

   Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Risk/Return Summary and Fund Expenses." Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others.

   CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

   EMERGING MARKETS RISK. The risks associated with foreign investments (see "Foreign Investment Risk") are particularly pronounced in connection with investments in emerging markets. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

   ESTIMATED MATURITY RISK. The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

   ETF RISK. The risk associated with the risks of owning the underlying securities the ETF is designed to track. Lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, it may be more costly to own an ETF.

   FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

   INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

   INVESTMENT STYLE RISK. The risk that returns from a particular class or group of stocks (e.g., value, growth, small cap, large cap) will trail returns from other asset classes or the overall stock market.

   Groups or asset classes of stocks tend to go through cycles of doing better -- or worse -- than common stocks in general. These periods can last for periods as long as several years. Additionally, a particular asset class or group of stocks could fall out of favor with the market, causing the Fund to underperform funds that focus on other types of stocks.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS


   LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

       HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Portfolio also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Portfolio's hedging transactions will be effective.

       SPECULATIVE. To the extent that a derivative is not used as a hedge, the Portfolio is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.

   LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

   MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

   MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

   POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

   PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call" -- or repay -- higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income -- and the potential for taxable capital gains. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Prepayment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.

   REGULATORY RISK. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

   SMALL COMPANY RISK. Stocks of small-capitalization companies are more risky than stocks of larger companies and may be more vulnerable than larger companies to adverse business or economic developments. Many of these companies are young and have a limited track record. Small cap companies may also have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. If a Fund concentrates on small-capitalization companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

   TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

   U.S. GOVERNMENT AGENCY SECURITIES RISK. The risk associated with securities issued by agencies of the U.S. government such as Fannie Mae, Ginnie Mae or Freddie Mac. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

 [ICON]

 FUND MANAGEMENT



   THE INVESTMENT ADVISER
   BB&T Asset Management, Inc. ("BB&T Asset Management" or the "Adviser") is the adviser for the Funds. BB&T Asset Management, located at 434 Fayetteville Street Mall, Raleigh, NC 27601, is a wholly-owned subsidiary of BB&T Corporation ("BB&T"), a financial holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. As of December 31, 2005, BB&T had assets of approximately $109.2 billion. Through its subsidiaries, BB&T operates over 1,400 banking offices in Alabama, Florida, Georgia, Indiana, Kentucky, Tennessee, Maryland, North Carolina, South Carolina, Virginia, West Virginia and Washington, D.C., providing a broad range of financial services to individuals and businesses.

   In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment and retail and wholesale insurance services. BB&T has provided investment management services through its Trust and Investment Management Division since 1912. BB&T Asset Management employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T Asset Management and its predecessors have managed common and collective investment funds for its fiduciary accounts for more than 20 years. BB&T Asset Management currently manages discretionary assets of more than $16 billion.

   The Adviser may appoint one or more subadvisors to manage all or a portion of the assets of the Funds. The Funds and the Adviser intend to seek exemptive relief from the Securities and Exchange Commission (SEC) to permit the Adviser, subject to certain conditions, including the one-time prior approval of the Funds' Board of Trustees and shareholders, to appoint and replace subadvisors, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of the Fund without shareholder approval. The Adviser has received the one-time approval from the Funds' Board of Trustees and shareholders, and if the Adviser obtains an exemptive order from the SEC, the Adviser will have the ability to change the fee payable to a subadvisor or appoint a new subadvisor at a fee different than that paid to the current subadvisor, which in turn may result in a different fee retained by the Adviser. As of the date of this prospectus, the Funds and the Adviser had not yet filed an exemptive application with the SEC. Once filed, there is no guarantee that the SEC will grant exemptive relief.

   Through its portfolio management team, BB&T Asset Management makes the day-to-day investment decisions and continuously reviews, supervises and administers the Funds' investment programs.

 [ICON]

 FUND MANAGEMENT

   For these advisory services, the Funds paid as follows during their fiscal year ended:

                                                             PERCENTAGE OF AVERAGE NET
                                                            ASSETS FOR THE FISCAL YEAR
                                                                  ENDED 09/30/05
                                                          ------------------------------
     Large Cap Value Fund
     (formerly the Large Company Value Fund)                           0.67%
                                                          ------------------------------
     Large Cap Growth Fund
     (formerly the Large Company Growth Fund)                          0.67%
                                                          ------------------------------
     Mid Cap Value Fund                                                0.67%
                                                          ------------------------------
     Mid Cap Growth Fund                                               0.67%
                                                          ------------------------------
     Small Cap Fund
     (formerly the Small Company Value Fund)                           0.80%
                                                          ------------------------------
     International Equity Fund                                         0.90%
                                                          ------------------------------
     Special Opportunities Equity Fund                                 0.80%
                                                          ------------------------------
     Equity Income Fund                                                0.50%
                                                          ------------------------------
     Short U.S. Government Fund                                        0.45%
                                                          ------------------------------
     Intermediate U.S. Government Fund                                 0.50%
                                                          ------------------------------
     Total Return Bond Fund
     (formerly the Intermediate Corporate Bond Fund)                   0.50%
                                                          ------------------------------
     Kentucky Intermediate Tax-Free Fund                               0.34%
                                                          ------------------------------
     Maryland Intermediate Tax-Free Fund                               0.18%
                                                          ------------------------------
     North Carolina Intermediate Tax-Free Fund                         0.45%
                                                          ------------------------------
     South Carolina Intermediate Tax-Free Fund                         0.44%
                                                          ------------------------------
     Virginia Intermediate Tax-Free Fund                               0.45%
                                                          ------------------------------
     West Virginia Intermediate Tax-Free Fund                          0.45%
                                                          ------------------------------
     Prime Money Market Fund                                           0.29%
                                                          ------------------------------
     U.S. Treasury Money Market Fund                                   0.28%
                                                          ------------------------------
     Capital Manager Conservative Growth Fund                          0.05%
                                                          ------------------------------
     Capital Manager Moderate Growth Fund                              0.05%
                                                          ------------------------------
     Capital Manager Growth Fund                                       0.03%
                                                          ------------------------------
     Capital Manager Equity Fund                                       0.01%
                                                          ------------------------------

   A discussion regarding the basis for the board of trustees approving the investment advisory agreement with BB&T Asset Management and sub-advisory agreements with UBS Global AM, Scott & Stringfellow, Federated IMC, and Sterling Capital is available in the Funds' annual report to shareholders for the period ended September 30, 2005.



   THE INVESTMENT SUB-ADVISERS

   INTERNATIONAL EQUITY FUND. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the Sub-advisor to the International Equity Fund pursuant to a Sub-advisory Agreement BB&T Asset Management. Under the Sub-Advisory Agreement, UBS Global AM will provide investment management sub-advisory services to the Fund, select investments and place all orders for purchases and sales of the Fund's securities, subject to the direction and supervision of the BB&T Funds' Board of Trustees and the Adviser, any written guidelines adopted by the Fund's Board of Trustees or the Adviser and furnished to UBS Global AM, and in accordance with the Fund's written investment restrictions.

   UBS Global AM, located at One North Wacker Drive, Chicago, IL 60606, began managing institutional assets in 1974 through its predecessor entities, including Brinson Partners, Inc. and First Chicago Investment Advisors. Swiss Bank Corporation ("SBC") acquired the firm in 1995. In 1998, SBC merged with Union Bank of Switzerland to form UBS AG. UBS Global AM is a member of the UBS Global Asset Management business group (the "Group") of UBS AG.

   FUND MANAGEMENT


   As of September 30, 2005, UBS Global AM had approximately $66.8 billion in assets under management and the Group had approximately $568.9 billion in assets under management.

   SPECIAL OPPORTUNITIES EQUITY FUND AND EQUITY INCOME FUND. Scott & Stringfellow, Inc. ("Scott & Stringfellow" or the "Sub-Adviser") serves as the sub-adviser to the Special Opportunities Equity Fund and the Equity Income Fund pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Under the Sub-Advisory Agreement, Scott & Stringfellow manages the Funds, selects their investments, and places all orders for purchases and sales of the Funds' securities, subject to the general supervision of BB&T Funds' Board of Trustees and BB&T Asset Management and in accordance with the Funds' investment objectives.

   Scott & Stringfellow's address is: 909 E. Main Street, Richmond, Virginia 23219. Scott & Stringfellow is a wholly-owned subsidiary of BB&T. As of December 31, 2005, Scott & Stringfellow had over $18.6 billion in client funds. Founded in 1893, Scott & Stringfellow operates as a full-service regional brokerage and investment banking firm serving individual, institutional, corporate and municipal clients.

   PRIME MONEY MARKET FUND. Federated Investment Management Company ("Federated IMC") serves as the Sub-Adviser to the Prime Money Market Fund pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Under the Sub-Advisory Agreement, Federated IMC manages the Fund, selects its investments, and places all orders for purchases and sales of the Fund's securities, subject to the general supervision of the BB&T Funds' Board of Trustees and BB&T Asset Management and in accordance with the Prime Money Market Fund's investment objective, policies and restrictions.

   Federated IMC's address is: Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated IMC and other subsidiaries of Federated Investors, Inc. advise approximately 185 mutual funds and separate accounts, which totaled approximately $213 billion in assets as of December 31, 2005. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,600 employees. More than 4,000 investment professionals make Federated Funds available to their customers.

   MID CAP VALUE FUND AND TOTAL RETURN BOND FUND. Sterling Capital Management LLC ("Sterling Capital") serves as the sub-adviser to the Mid Cap Value Fund and the Total Return Bond Fund pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Under the Sub-Advisory Agreement, Sterling Capital manages the Funds, selects their investments and places all orders for purchases and sales of the Funds' securities, subject to the direction and supervision of the Board of Trustees and BB&T Asset Management, any written guidelines adopted by the Board of Trustees or BB&T Asset Management and furnished to Sterling Capital, and in accordance with the Funds' written investment restrictions.

   Sterling Capital's address is: 4064 Colony Road, Suite 300, Charlotte, NC 28211. Sterling Capital was organized as a limited liability company on January 27, 2005. Sterling Capital, originally founded in 1970, is an affiliate of BB&T Asset Management because it is 70% owned by the parent of BB&T Asset Management, BB&T Corporation. As of September 30, 2005, Sterling Capital had over $8.5 billion in assets under management.



   PORTFOLIO MANAGERS




   LARGE CAP VALUE FUND. Rick Jones, CFA, has managed or has been a member of the team that manages the Large Company Value Fund since February 1993. Mr. Jones is a Senior Vice President and Director of Value Equity Management for the Adviser. He has been with the Adviser and its predecessors since 1988.

   LARGE CAP GROWTH FUND. Jeffrey J. Schappe, CFA, has headed the team that has served as portfolio manager for the Large Company Growth Fund since March 2005. Mr. Schappe has served as Chief Investment Officer for BB&T Asset Management, Inc. since April 2004. From 2002 through April 2004, he served as Senior Vice President and Chief Investment Officer for Citizens Advisers. He joined Citizens in 2001 as Director of Research. Before working at Citizens Advisers, Schappe managed the research department at George K. Baum & Company, a regional broker/dealer and investment bank. Prior to that, he served as Vice President/Portfolio Manager and Director of Research for Conseco Capital Management.

   Effective March 27, 2006, David Nolan will become the portfolio manager of the Large Cap Growth Fund. Mr. Nolan is a Senior Vice President and portfolio manager with the Adviser. He has been with the Adviser and its predecessors since 1985.

   FUND MANAGEMENT


   MID CAP VALUE FUND. Timothy P. Beyer has been the manager or co-portfolio manager of the BB&T Mid Cap Value Fund since July 2005.

   Mr. Beyer, CFA, joined Sterling Capital in 2004 and is currently an Executive Director. From 2003-2004, Mr. Beyer served as Portfolio Manager of the AIM Midcap Basic Value Fund for AIM Investments. From 2000-2002, Mr. Beyer worked at USAA managing the USAA Value Fund and USAA Balanced Fund.

   MID CAP GROWTH FUND. David Nolan has managed or has been a member of the team that manages the Mid Cap Growth Fund since its inception. Mr. Nolan managed the OVB Capital Appreciation Fund (predecessor to the BB&T Mid Cap Growth Fund) since December 1993. Mr. Nolan is a Senior Vice President and portfolio manager with the Adviser. He has been with the Adviser and its predecessors since 1985.

   SMALL CAP FUND. John Kvantas, CFA, has managed the Small Cap Fund since its May 2003 inception. Mr. Kvantas is a Senior Vice President and portfolio manager for the Adviser. He has been with the Advisor since March 2003. From November 1997 to February 2003, he was a portfolio manager and equity analyst with Wachovia.

   INTERNATIONAL EQUITY FUND. Thomas Madsen has been the portfolio manager of the BB&T International Equity Fund since April, 2003. Mr. Madsen is the Global Head of Equities at UBS Global Asset Management and has been a Managing Director of UBS Global Asset Management since February, 2000.

   SPECIAL OPPORTUNITIES EQUITY FUND AND EQUITY INCOME FUND. George F. Shipp, CFA, has been the portfolio manager of the Special Opportunities Equity Fund and the Equity Income Fund since their inception. Mr. Shipp is the Senior Managing Director of CHOICE Asset Management, a department of Scott & Stringfellow, and serves as Chief Investment Officer of the CHOICE portfolios, separate accounts sponsored by Scott & Stringfellow. Mr. Shipp has been with Scott & Stringfellow since 1982.

   SHORT U.S. GOVERNMENT FUND. Kevin McNair, CFA, has managed or has been a member of the team that manages the Short U.S. Government Fund since 1994. Mr. McNair is a Senior Vice President and portfolio manager with the Adviser.

   INTERMEDIATE U.S. GOVERNMENT FUND. Brad D. Eppard, CFA, has been the portfolio manager of the Intermediate U.S. Government Fund since July 2003. Mr. Eppard is a Senior Vice President and portfolio manager with the Adviser, positions which he has held since July 2003. From October 2000 to July 2003 Mr. Eppard was a senior fixed income strategist for Legg Mason Wood Walker. From February 2000 to October 2000 Mr. Eppard was a senior fixed income strategist for Wachovia Securities. Prior to that Mr. Eppard was a senior portfolio manager and Director at Boatman's Capital Management from April 1997 to January 2000.

   TOTAL RETURN BOND FUND. David M. Ralston has been the portfolio manager of the BB&T Total Return Bond Fund since July, 2005. Mr. Ralston is a Managing Director and CIO of Sterling Capital Management, and is a Fixed Income Portfolio Manager and the head of Sterling's fixed income team. Mr. Ralston co-founded Trinity Capital Advisors in 1989, which merged into Sterling Capital Management in 1991.

   TAX-FREE BOND FUNDS. Robert Millikan, CFA, has managed or has been a member of the team that manages each of the Tax-Free Bond Funds since February 2000. Mr. Millikan is a Senior Vice President and Director of Fixed Income Management with the Adviser. He has been with the Adviser and its predecessors since February 2000. From July 1990 to February 2000, he was an investment officer with First Citizens Bank.

   FUNDS OF FUNDS. All decisions for the Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund, and Capital Manager Equity Fund are made by the BB&T Balanced Portfolio Management Team, which includes Jeffrey J. Schappe, Richard B. Jones, Robert
   F. Millikan, and Eric Farls.

   Mr. Schappe, CFA, has been a member of the team that manages the Fund of Funds since March 2005. Mr. Schappe has served as Chief Investment Officer for BB&T Asset Management, Inc. since April 2004. From 2002 through April 2004, he served as Senior Vice President and Chief Investment Officer for Citizens Advisers. He joined Citizens in 2001 as Director of Research. Before working at Citizens Advisers, Schappe managed the research department at George K. Baum & Company, a regional broker-dealer and investment bank. Prior to that, he served as Vice President/Portfolio Manager and Director of Research for Conseco Capital Management.

   Mr. Jones, CFA, has been a member of the team that manages the Fund of Funds since September 2004. Mr. Jones is a Senior Vice President and Director of Value Equity Management for the Adviser. He has been with the Adviser and its predecessors since 1988.

   Mr. Millikan, CFA, has been a member of the team that manages the Fund of Funds since September 2004. Mr. Millikan is a Senior Vice President and Director of Fixed Income Management with the Adviser. He has been with the Adviser and its predecessors since February 2000. From July 1990 to February 2000, he was an investment officer with First Citizens Bank.

   FUND MANAGEMENT


   Mr. Farls, CFA, has been a member of the team that manages the Fund of Funds since September 2004. Mr. Farls is a Vice President and investment analyst for the Adviser. He has been with the Adviser since July 2000.
   Additional information regarding the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares in Funds for which they are portfolio managers is available in the Statement of Additional Information.



   SCOTT & STRINGFELLOW-RELATED PERFORMANCE OF SEPARATELY MANAGED ACCOUNTS

   In addition to acting as Sub-Adviser to the Special Opportunities Equity Fund and the Equity Income Fund, Scott & Stringfellow manages a wrap fee program pursuant to the multi-style investment strategy. The following table shows the historical performance of all accounts managed by Scott & Stringfellow, which have substantially similar investment objectives, policies, strategies and risks to the Special Opportunities Equity Fund and Equity Income Fund, respectively. These composites are provided to illustrate the past performance of Scott & Stringfellow in managing accounts substantially similar to the Special Opportunities Equity Fund and the Equity Income Fund. THESE COMPOSITES DO NOT REPRESENT THE PERFORMANCE OF THE SPECIAL OPPORTUNITIES EQUITY FUND OR THE EQUITY INCOME FUND. YOU SHOULD NOT CONSIDER THIS PERFORMANCE DATA AS AN INDICATION OF FUTURE PERFORMANCE OF THE SPECIAL OPPORTUNITIES EQUITY FUND, THE EQUITY INCOME FUND OR OF SCOTT & STRINGFELLOW.

   The Sub-Adviser's composite performance data shown below was calculated on a time weighted basis and includes all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of a 2.2% fee comprising advisory services, brokerage commissions and execution costs, without provision for federal or state income taxes or custody fees. This fee represents the highest account fee paid at the account level by the underlying private accounts used to construct the composite. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. Returns are calculated by geometrically linking the monthly and quarterly returns respectively. There is no use of leverage or derivatives.

   FUND MANAGEMENT


   The accounts that are included in the Sub-Adviser's composites are not subject to the same types of expenses to which the Special Opportunities Equity Fund and the Equity Income Fund are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds by the 1940 Act or Subchapter M of the Internal Revenue Code.

   Consequently, the performance results for the Sub-Adviser's composites could have been adversely affected if the accounts included in the composites had been regulated as investment companies under the federal securities laws.

   The investment results of the Sub-Adviser's composites presented below are unaudited. The investment results of the Sub-Adviser's composites were not calculated pursuant to the methodology established by the SEC that will be used to calculate the performance results of the Special Opportunities Equity Fund and the Equity Income Fund. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

                                         SUB-ADVISER'S                    SUB-ADVISER'S
                                    COMPOSITE RELATED TO THE         COMPOSITE RELATED TO THE   S&P 500
       CALENDAR YEAR          SPECIAL OPPORTUNITIES EQUITY FUND(2)    EQUITY INCOME FUND(3)     INDEX(4)
--------------------------------------------------------------------------------------------------------
2001                                           8.45%                           3.56%            -11.88%
--------------------------------------------------------------------------------------------------------
2002                                         -18.39%                         -14.71%            -22.12%
--------------------------------------------------------------------------------------------------------
2003                                          43.14%                          29.16%             28.69%
--------------------------------------------------------------------------------------------------------
2004                                          27.69%                          21.05%             10.87%
--------------------------------------------------------------------------------------------------------
2005                                           2.47%                           7.93%              4.91%
--------------------------------------------------------------------------------------------------------

                                         SUB-ADVISER'S                    SUB-ADVISER'S
                                    COMPOSITE RELATED TO THE         COMPOSITE RELATED TO THE   S&P 500
     ANNUALIZED PERIOD        SPECIAL OPPORTUNITIES EQUITY FUND(2)    EQUITY INCOME FUND(3)     INDEX(4)
--------------------------------------------------------------------------------------------------------
1 Year Ended 12/31/05                          2.47%                           7.93%              4.91%
--------------------------------------------------------------------------------------------------------
2 Years Ended 12/31/05                        14.39%                          14.30%              7.60%
--------------------------------------------------------------------------------------------------------
3 Years Ended 12/31/05                        23.26%                          19.05%             14.38%
--------------------------------------------------------------------------------------------------------
Inception through
  12/31/05(1)                                 10.64%                           8.31%              0.54%
--------------------------------------------------------------------------------------------------------

   (1) Inception is 12/27/00 for the Sub-Adviser's composites for the Special Opportunities Equity Fund and the Equity Income Fund.

   (2) A 2.2% fee comprising advisory services, brokerage commissions and execution costs was applied to the performance of the Sub-Adviser's composite related to Special Opportunities Equity Fund. This represents the highest account fee paid at the account level by the underlying private accounts used to construct this composite. This fee is higher than the estimated total fund operating expenses, both before and after contractual and voluntary waivers are taken into account. Absent contractual and voluntary waivers, the estimated total operating expenses would be 1.54%, 2.04% and 2.04% for the Class A, Class B and Class C Shares of the Special Opportunities Equity Fund, respectively. Including contractual and voluntary waivers, estimated total operating expenses would be 1.29%, 2.04% and 2.04% for the Class A, Class B and Class C Shares of the Special Opportunities Equity Fund, respectively. The performance of the Sub-Adviser's composite related to Special Opportunities Equity Fund does not take into account federal or state income taxes.

   (3) A 2.2% fee comprising advisory services, brokerage commissions and execution costs was applied to the performance of the Sub-Adviser's composite related to Equity Income Fund. This represents the highest account fee paid at the account level by the underlying private accounts used to construct this composite. This fee is higher than the estimated total fund operating expenses, both before and after contractual and voluntary waivers are taken into account. Absent contractual and voluntary waivers, the estimated total operating expenses would be 1.54%, 2.04% and 2.04% for the Class A, Class B and Class C Shares of the Equity Income Fund, respectively. Including contractual and voluntary waivers, estimated total operating expenses would be 1.29%, 2.04% and 2.04% for the Class A, Class B and Class C Shares of the Equity Income Fund, respectively. The performance of the Sub-Adviser's composite related to Equity Income Fund does not take into account federal or state income taxes.

   (4) The S&P 500 Index is a widely recognized, unmanaged index of common stocks.



   THE DISTRIBUTOR AND ADMINISTRATOR

   BB&T Asset Management, Inc. (the "Administrator"), 434 Fayetteville Street Mall, Raleigh, NC 27601, serves as each Fund's administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services. BISYS Fund Services Ohio, Inc. (the "Sub-Administrator"), 3435 Stelzer Road, Columbus, Ohio 43219, serves as each Fund's sub-administrator.

   BB&T Funds Distributor, Inc. (the "Distributor") serves as the distributor of each Fund's shares. The Distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

   The SAI has more detailed information about the Adviser and other service providers.

 [ICON]

 SHAREHOLDER INFORMATION



   CHOOSING A SHARE CLASS
   Class A Shares, Class B Shares, and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments. Your financial representative can help you decide which share class is best for you.

   CLASS A SHARES

    - Stock Funds, Bond Funds and Funds of Funds:       Front-end sales charges, as described on Page 134.
     Money Market Funds:                                No sales charges.
    - Distribution and service fees of 0.50% of         (0.25% for the Mid Cap Growth Fund, the Mid Cap
      average daily net assets.                         Value Fund, and the West Virginia Intermediate
                                                        Tax-Free Fund)

    - OFFERED BY:
      Large Cap Value Fund                              Kentucky Intermediate Tax-Free Fund
      Large Cap Growth Fund                             Maryland Intermediate Tax-Free Fund
      Mid Cap Value Fund                                North Carolina Intermediate Tax-Free Fund
      Mid Cap Growth Fund                               South Carolina Intermediate Tax-Free Fund
      Small Cap Fund                                    Virginia Intermediate Tax-Free Fund
      International Equity Fund                         West Virginia Intermediate Tax-Free Fund
      Special Opportunities Equity Fund                 Prime Money Market Fund
      Equity Income Fund                                U.S. Treasury Money Market Fund
      Short U.S. Government Fund                        Capital Manager Conservative Growth Fund
      Intermediate U.S. Government Fund                 Capital Manager Moderate Growth Fund
      Total Return Bond Fund                            Capital Manager Growth Fund
                                                        Capital Manager Equity Fund

   CLASS B SHARES

   - No front-end sales charge; all your money goes to work for you right away.

   - Distribution and service (12b-1) fees of 1.00% of average daily net assets.

   - A deferred sales charge, as described on page 135.

   - Automatic conversion to Class A Shares after eight years, thus reducing future annual expenses.

   - Maximum investment for all Class B purchases: $250,000.

    - OFFERED BY:
      Large Cap Value Fund                              Intermediate U.S. Government Fund
      Large Cap Growth Fund                             Total Return Bond Fund
      Mid Cap Value Fund                                Prime Money Market Fund
      Mid Cap Growth Fund                               U.S. Treasury Money Market Fund
      Small Cap Fund                                    Capital Manager Conservative Growth Fund
      International Equity Fund                         Capital Manager Moderate Growth Fund
      Special Opportunities Equity Fund                 Capital Manager Growth Fund
      Equity Income Fund                                Capital Manager Equity Fund

   NOTE: Shareholders investing directly in Class B Shares of the Money Market
         Funds, as opposed to Shareholders obtaining Class B Shares of a Money Market Fund upon an exchange of Class B Shares of any other Funds, will be requested to participate in the Auto Exchange Program in such a way that their Class B Shares have been withdrawn from the Money Market Fund within two years of purchase.

   SHAREHOLDER INFORMATION


   CLASS C SHARES
   - No front-end sales charge; all your money goes to work for you right away.

   - Distribution and service (12b-1) fees of 1.00% of average daily net assets.

   - A deferred sales charge, as described on page 135.

   - Maximum investment for all Class C purchases: None


    - OFFERED BY:
      Large Cap Value Fund                              Intermediate U.S. Government Fund
      Large Cap Growth Fund                             Total Return Bond Fund
      Mid Cap Value Fund                                Prime Money Market Fund
      Mid Cap Growth Fund                               U.S. Treasury Money Market Fund
      Small Cap Fund                                    Capital Manager Conservative Growth Fund
      International Equity Fund                         Capital Manager Moderate Growth Fund
      Special Opportunities Equity Fund                 Capital Manager Growth Fund
      Equity Income Fund                                Capital Manager Equity Fund

   For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

   Because 12b-1 fees are paid on an ongoing basis, Class B and Class C shareholders could end up paying more expenses and receive lower dividends over the long term than if they had paid a sales charge.

   The Funds also offer Institutional Shares, which have their own expense structure and are only available to investors who are not fiduciary clients of Branch Banking and Trust Company, its affiliates and other financial service providers approved by the Distributor for the investment of funds for which they act in a fiduciary, advisory, agency, custodial or similar capacity. Call the Distributor for more information (see back cover of this prospectus).

   Generally, expenses applicable to a Fund are allocated to each share class of the Fund on the basis of the relative net assets of each class. Expenses applicable to a particular share class, such as distribution and service (12b-1) fees, are borne solely by that share class.

   SHAREHOLDER INFORMATION




   PRICING OF FUND SHARES
   ------------------------------
   HOW NAV IS CALCULATED

   The NAV is calculated by
   adding the total value of the
   Fund's investments and other
   assets, subtracting its
   liabilities and then dividing
   that figure by the number of
   outstanding shares of the
   Fund:
               NAV =
     Total Assets - Liabilities
   -------------------------------
          Number of Shares
            Outstanding

   Generally, for Funds other
   than the Money Market Funds,
   you can find the Fund's NAV
   daily in The Wall Street
   Journal and other newspapers.
   NAV is calculated separately
   for each class of shares.
   ------------------------------

                                       MONEY MARKET FUNDS

                                       The per share net asset value ("NAV") of the Prime Money Market and U.S. Treasury Money Market Funds will be determined at 3:00 p.m. Eastern Time on days the Exchange and the Federal Reserve Bank of New York are open. On days when the Federal Reserve Bank of New York is closed, the Funds may elect to be open, in their discretion, if it is determined to be in shareholders' best interests.

                                       Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received. This is what is known as the offering price.

                                       Each Fund uses the amortized cost method of valuing its investments, which does not take into account unrealized gains or losses. For further information regarding the methods used in valuing the Fund's investments, please see the SAI.

                                       OTHER FUNDS

                                       Per NAV for each Fund is determined and
                                       its shares are priced at the close of
                                       regular trading on the New York Stock
                                       Exchange, normally at 4:00 p.m. Eastern
                                       time on days the Exchange is open.

                                       Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund less any applicable sales charge as noted in the section on "Distribution Arrangements/Sales
                                       Charges." This is what is known as the
                                       offering price. For further information
                                       regarding the methods used in valuing the Fund's investments, please see the SAI.



                                       A Fund's securities are generally valued
                                       at current market prices. If market
                                       quotations are not available, prices will
                                       be based on fair value as determined by
                                       BB&T Funds' Pricing Committee pursuant to
                                       procedures established by BB&T Funds'
                                       Board of Trustees. For further
                                       information regarding the methods used in
                                       valuing the Fund's investments, please
                                       see the SAI.
 126

   SHAREHOLDER INFORMATION


PURCHASING AND ADDING TO YOUR SHARES

You may purchase Funds through the Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.


                               MINIMUM INITIAL      MINIMUM
 ACCOUNT TYPE                       INVESTMENT   SUBSEQUENT
 Class A, Class B or Class C
 ----------------------------------------------------------
 Regular                                $1,000           $0
 ----------------------------------------------------------
 Automatic Investment Plan                 $25          $25
 ----------------------------------------------------------

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, money orders, credit card convenience checks, cash and traveler's checks are not accepted. In addition, bank starter checks are not accepted for initial purchase into the Funds.

A Fund may waive its minimum purchase requirement. The Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.

--------------------------------------------------------------------------------

AVOID TAX WITHHOLDING

Each Fund is required to withhold a percentage of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number or have otherwise failed to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI and provide a correct Tax Identification Number (Social Security Number for most investors) on the account application.
--------------------------------------------------------------------------------

   SHAREHOLDER INFORMATION


   PURCHASING AND ADDING TO YOUR SHARES
   CONTINUED
   INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

   BY REGULAR MAIL

   If purchasing through your financial adviser or brokerage account, simply tell your adviser or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

   Initial Investment:

   1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

   2. Make check or bank draft payable to "BB&T Funds."

   3. Mail to: BB&T Funds
      P.O. Box 182533, Columbus, OH 43218-2533

   Subsequent:

   1. Use the investment slip attached to your account statement.
      Or, if unavailable,

   2. Include the following information on a piece of paper:
      - BB&T Funds/Fund name
      - Share class
      - Amount invested
      - Account name
      - Account number
      Include your account number on your check.

   3. Mail to: BB&T Funds
      P.O. Box 182533, Columbus, OH 43218-2533

   BY OVERNIGHT SERVICE

   See instructions 1-2 above for subsequent investments.

   4. Send to: BB&T Funds
      c/o BISYS Fund Services
      Attn: T.A. Operations
      3435 Stelzer Road, Columbus, OH 43219.

   ELECTRONIC PURCHASES

   Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. Bank. Your bank or broker may charge for this service.

   Establish electronic purchase option on your account application or call 1-800-228-1872. Your account can generally be set up for electronic purchases within 15 days.

   Call 1-800-228-1872 to arrange a transfer from your bank account.

                                             ELECTRONIC VS. WIRE TRANSFER

                                             Wire transfers allow financial
                                             institutions to send funds to each
                                             other, almost instantaneously.
                                             With an electronic purchase or
                                             sale, the transaction is made
                                             through the Automated Clearing
                                             House (ACH) and may take up to
                                             eight days to clear. There is
                                             generally no fee for ACH
                                             transactions.

                                                           QUESTIONS?
                                                   Call 800-228-1872 or your
                                                   investment representative.
 128

   SHAREHOLDER INFORMATION


   PURCHASING AND ADDING TO YOUR SHARES
   CONTINUED

   BY WIRE TRANSFER

   Note: Your bank may charge a wire transfer fee.
   For initial investment:
   Fax the completed application, along with a request for a confirmation number to 1-800-228-1872. Follow the instructions below after receiving your confirmation number.

   For initial and subsequent investments:
   Call 1-800-228-1872 to obtain a trade confirmation number and wire transfer instructions.

   AFTER INSTRUCTING YOUR BANK TO WIRE THE FUNDS, CALL 1-800-228-1872 TO ADVISE US OF THE AMOUNT BEING TRANSFERRED AND THE NAME OF YOUR BANK.
   ---------------------------------------------------------------------

   YOU CAN ADD TO YOUR ACCOUNT BY USING THE CONVENIENT OPTIONS DESCRIBED BELOW. THE FUND RESERVES THE RIGHT TO CHANGE OR ELIMINATE THESE PRIVILEGES AT ANY TIME WITH 60 DAYS NOTICE.

   ---------------------------------------------------------------------
   AUTOMATIC INVESTMENT PLAN
   You can make automatic investments in
   the Funds from your bank account,
   through payroll deduction or from
   your federal employment, Social
   Security or other regular government
   checks. Automatic investments can be
   as little as $25, once you've
   invested the $25 minimum required to
   open the account.

   To invest regularly from your bank
   account:

     - Complete the Automatic Investment
       Plan portion on your Account
       Application or the supplemental
       sign-up form.
     - Make sure you note:
       - Your bank name, address and account number.
       - The amount you wish to invest automatically (minimum $25).
       - How often you want to invest (every month, 4 times a year, twice a year or once a year).
     - Attach a voided personal check.

   Call 1-800-228-1872 for an enrollment form or consult the SAI for additional information.

   The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to close your account or to take such other action as they deem reasonable or required by law.
DIRECTED DIVIDEND OPTION

By selecting the appropriate box in the Account Application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in another BB&T Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Fund may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time.

   -----------------------------------------------------------------------------

   DIVIDENDS AND DISTRIBUTIONS

   All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Class A Shares have higher dividends than Class B Shares and Class C Shares, because Class A Shares have lower distribution expenses than Class B Shares and Class C Shares. Income dividends for the Money Market Funds and the Bond Funds are declared daily and paid monthly. Income dividends for the Large Cap Value Fund, Mid Cap Value Fund, and the Small Cap Fund are declared and paid monthly. The Large Cap Growth Fund, Mid Cap Growth Fund, International Equity Fund, the Special Opportunities Equity Fund, the Equity Income Fund, and the Funds of Funds declare and pay income dividends quarterly. Capital gains are distributed at least annually.

   Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution.

   -----------------------------------------------------------------------------

   SHAREHOLDER INFORMATION




   SELLING YOUR SHARES

   You may sell your shares at
   any time. Your sales price
   will be the next NAV after
   your sell order is received
   by the Fund, its transfer
   agent, or your investment
   representative. Normally you
   will receive your proceeds
   within a week after your
   request is received. See
   section on "General Policies
   on Selling Shares" below.

                                  WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

                                  As a mutual fund shareholder, you are
                                  technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.




                                  CONTINGENT DEFERRED SALES CHARGE

                                  When you sell Class B or Class C Shares, you will be charged a fee for any shares that have not been held for a sufficient length of time. These fees will be deducted from the money paid to you. See the section on "Distribution Arrangements/Sales Charges" below for details.



                                  INSTRUCTIONS FOR SELLING SHARES

                                  If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.

   BY TELEPHONE (UNLESS YOU HAVE DECLINED TELEPHONE SALES PRIVILEGES)

     1. Call 1-800-228-1872 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See "General Policies on Selling Shares -- Verifying Telephone Redemptions" below).

   BY MAIL

     1. Call 1-800-228-1872 to request redemption forms or write a letter of instruction indicating:
        - your Fund and account number
        - amount you wish to redeem
        - address where your check should be sent
        - account owner signature

     2. Mail to: BB&T Funds, P.O. Box 182533, Columbus, OH 43218-2533.

   BY OVERNIGHT SERVICE (SEE "GENERAL POLICIES ON SELLING SHARES -- REDEMPTIONS IN WRITING REQUIRED" BELOW)

     1. See instruction 1 above.
     2. Send to: BB&T Funds, c/o BISYS Fund Services, Attn: T.A. Operations, 3435 Stelzer Road, Columbus, OH 43219.

   SHAREHOLDER INFORMATION


   SELLING YOUR SHARES
   CONTINUED

   WIRE TRANSFER

   You must indicate this option on your application.

   The Fund will charge a $7 wire transfer fee for each wire transfer request. As of the date of this Prospectus, BB&T Funds has waived the $7 wire transfer fee. This waiver is voluntary and may be discontinued at any time. Note: Your financial institution may also charge a separate fee.

   Call 1-800-228-1872 to request a wire transfer.

   If you call by 4 p.m. Eastern time (3 p.m. for Money Market Funds), your payment will normally be wired to your bank on the next business day.

   ELECTRONIC REDEMPTIONS

   Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank.

   Your bank may charge for this service.

   Call 1-800-228-1872 to request an electronic redemption.

   If you call by 4 p.m. Eastern time (3 p.m. for Money Market Funds), the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days.

   AUTO WITHDRAWAL PLAN

   You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $25. To activate this feature:

     - Complete the supplemental sign-up form which you may obtain by calling 1-800-228-1872.

     - Include a voided personal check.

     - Your account must have a value of $5,000 or more to start withdrawals.

     - If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

   REDEMPTION BY CHECK WRITING -- MONEY MARKET FUNDS ONLY

   You may write checks in amounts of $100 or more on your account in the Prime Money Market Fund or the U.S. Treasury Money Market Fund. To obtain checks, complete the signature card section of the account application or contact the Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. The check writing feature may be modified or terminated upon 30 days' written notice. You must maintain the minimum required account balance in the Fund of $1,000 and you may not close your Fund account by writing a check.

   SHAREHOLDER INFORMATION




   GENERAL POLICIES ON SELLING SHARES
   REDEMPTIONS IN WRITING REQUIRED

   You must request redemption in writing if:

     - Redemption from an Individual Retirement Account ("IRA").

   You must request redemption in writing and obtain a signature guarantee if:

     - The check is not being mailed to the address on your account; or

     - The check is not being made payable to the owner(s) of the account; or

     - Your account address has changed within the last ten business days; or

     - The redemption proceeds are being transferred to another Fund account with different registration; or

     - The redemption proceeds are being wired to bank instructions currently not on your account.

   A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

   VERIFYING TELEPHONE REDEMPTIONS

   The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

   REDEMPTIONS WITHIN 15 BUSINESS DAYS OF INVESTMENT

   When you have made an investment by check, the proceeds of your redemption may be held up to 15 business days until the Transfer Agent is satisfied that the check has cleared.

   REDEMPTION FEES

   The BB&T Funds will assess a redemption fee of 2.00% of the total redemption amount if you sell your shares (of any class), including exchanging your shares for the shares of another BB&T Fund, after holding them for less than 7 calendar days subject to certain exceptions or limitations described below. The redemption fee will not be assessed on sales of shares or exchanges out of the BB&T Money Market Funds. The redemption fee is paid directly to the BB&T Funds and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale. Although the BB&T Funds will attempt to assess this redemption fee on all applicable redemptions, there can be no guarantee that the Funds will be successful in doing so, including instances when omnibus accounts or retirement plans will not or cannot collect the redemption fee from their underlying accounts. Further, the Funds will not apply the redemption fee to certain types of redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans, redemptions requested within 7 calendar days following the death or disability of the shareholder (or, if a trust, its beneficiary), redemptions requested pursuant to minimum required distributions from retirement plans or redemptions initiated by the Funds. If you reinvest a dividend or capital gain and purchase more shares (in the same fund) those shares will not be subject to the redemption fee upon the sale of those shares or the exchange of those shares for shares of another fund.

   REFUSAL OF REDEMPTION REQUEST

   Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.
 132

   SHAREHOLDER INFORMATION


   GENERAL POLICIES ON SELLING SHARES
   CONTINUED

   REDEMPTION IN KIND

   Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

   CLOSING OF SMALL ACCOUNTS

   If your account falls below $1,000, the Fund may ask you to increase your balance. If it is still below $1,000 after 60 days, the Fund may close your account and send you the proceeds at the current NAV.

   UNDELIVERABLE DISTRIBUTION CHECKS

   For any shareholder who chooses to receive distributions in cash:

   If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Fund at the current NAV.

   SHAREHOLDER INFORMATION




   DISTRIBUTION ARRANGEMENTS/SALES CHARGES
   CALCULATION OF SALES CHARGES
   CLASS A SHARES

   Class A Shares are sold at their public offering price. This price equals NAV plus the initial sales charge, if applicable. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

   The current sales charge rates are as follows:

   FOR THE STOCK FUNDS, FUNDS OF FUNDS, INTERMEDIATE U.S. GOVERNMENT FUND, AND TOTAL RETURN BOND FUND

                                          SALES CHARGE         SALES CHARGE
                   YOUR                    AS A % OF            AS A % OF
                INVESTMENT               OFFERING PRICE      YOUR INVESTMENT
      Up to $49,999                          5.75%                6.10%
      ------------------------------------------------------------------------
      $50,000 to $99,999                     4.50%                4.71%
      ------------------------------------------------------------------------
      $100,000 up to $249,999                3.50%                3.63%
      ------------------------------------------------------------------------
      $250,000 up to $499,999                2.50%                2.56%
      ------------------------------------------------------------------------
      $500,000 up to $999,999                2.00%                2.04%
      ------------------------------------------------------------------------
      $1,000,000 and above(1)                0.00%                0.00%
      ------------------------------------------------------------------------

   FOR THE TAX-FREE BOND FUNDS AND THE SHORT U.S. GOVERNMENT FUND

                                          SALES CHARGE         SALES CHARGE
                   YOUR                    AS A % OF            AS A % OF
                INVESTMENT               OFFERING PRICE      YOUR INVESTMENT
      Up to $49,999                          3.00%                3.09%
      ------------------------------------------------------------------------
      $50,000 to $99,999                     2.50%                2.56%
      ------------------------------------------------------------------------
      $100,000 up to $249,999                2.00%                2.04%
      ------------------------------------------------------------------------
      $250,000 up to $499,999                1.50%                1.52%
      ------------------------------------------------------------------------
      $500,000 up to $999,999                1.00%                1.01%
      ------------------------------------------------------------------------
      $1,000,000 and above(1)                0.00%                0.00%
      ------------------------------------------------------------------------

   (1) There is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of up to 1.00% of the purchase price will be charged to the shareholder if shares are redeemed in the first year after purchase. This charge will be based on the lower of your cost for the shares or their NAV at the time of redemption. There will be no CDSC on reinvested distributions. For sales of over $1 million or more, the Distributor pays broker-dealers out of its own assets, a fee of up to 1% of the offering price of such shares up to $2.5 million, 0.5% of the offering price from $2.5 million to $5 million, and 0.25% of the offering price over $5 million.

   FOR THE MONEY MARKET FUNDS

   No sales charges.

   SHAREHOLDER INFORMATION


DISTRIBUTION ARRANGEMENTS/SALES CHARGES
CONTINUED

CLASS B SHARES

Class B Shares are offered at NAV, without any up-front sales charge. Therefore, all the money you invest is used to purchase Fund shares. However, if you sell your Class B Shares of the Fund before the sixth anniversary, you will have to pay a contingent deferred sales charge at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption according to the schedule below. There is no CDSC on reinvested dividends or distributions.


        YEARS                 CDSC AS A % OF
        SINCE                 DOLLAR AMOUNT
       PURCHASE             SUBJECT TO CHARGE
         0-1                      5.00%
         1-2                      4.00%
         2-3                      3.00%
         3-4                      3.00%
         4-5                      2.00%
         5-6                      1.00%
     more than 6                   None

If you sell some but not all of your Class B shares, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

CONVERSION FEATURE -- CLASS B SHARES

 - Class B Shares automatically convert to Class A Shares of the same Fund after eight years from the end of the month of purchase.
 - After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares which will increase your investment return compared to the Class B Shares.
 - You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.
 - If you purchased Class B Shares of one Fund which you exchanged for Class B Shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B Shares.
 - The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.

CLASS C SHARES

Class C Shares are offered at NAV, without any up-front sales charge. Therefore, all the money you invest is used to purchase Fund shares. However, if you sell your Class C Shares of the Fund before the first anniversary, you will have to pay a 1% contingent deferred sales charge at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. In any sale, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

   SHAREHOLDER INFORMATION


   DISTRIBUTION ARRANGEMENTS/SALES CHARGES
   CONTINUED

   SALES CHARGE REDUCTIONS

   Reduced sales charges for Class A Shares are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

    - LETTER OF INTENT. You inform the Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

    - RIGHTS OF ACCUMULATION. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge. You must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of your qualification for the right of accumulation.

    - COMBINATION PRIVILEGE. Combine accounts of multiple Funds (excluding the Money Market Fund) or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.

   SALES CHARGE WAIVERS
   CLASS A SHARES

   The following qualify for waivers of sales charges:

    - Existing Shareholders of a Fund upon the reinvestment of dividend and capital gain distributions;

    - Officers, trustees, directors, advisory board members, employees and retired employees of the BB&T Funds, BB&T and its affiliates, the Distributor and its affiliates, and employees of the Sub-Advisers (and spouses, children and parents of each of the foregoing);

    - Investors for whom a BB&T correspondent bank or other financial institution acts in a fiduciary, advisory, custodial, agency, or similar capacity;

    - BB&T Fund shares purchased with proceeds from a distribution from BB&T or an affiliate trust or agency account (this waiver applies only to the initial purchase of a BB&T Fund subject to a sales load;

    - Investors who beneficially hold Institutional Shares of any Fund of the BB&T Funds;

    - Investors who purchase Shares of a Fund through a payroll deduction plan, a 401(k) plan or a 403(b) plan which by its terms permits purchase of Shares; and

    - Investors whose shares are held of record by, and purchases made on behalf of, other investment companies distributed by the Distributor or its affiliated companies.

   The Distributor may also waive the sales charge at anytime in its own discretion. Consult the SAI for more details concerning sales charges waivers.

     REINSTATEMENT PRIVILEGE

     If you have sold Class A Shares or Class C Shares and decide to reinvest in the Fund within a 90 day period, you will not be charged the applicable sales charge on amounts up to the value of the shares you sold. You must provide a written request for reinstatement and payment within 90 days of the date your instructions to sell were processed.
 136

   SHAREHOLDER INFORMATION


   DISTRIBUTION ARRANGEMENTS/SALES CHARGES
   CONTINUED

   CLASS B AND C SHARES

   The CDSC will be waived under certain circumstances, including the following:

    - Minimum required distributions from an IRA or other qualifying retirement plan to a Shareholder who has attained age 70 1/2.

    - Redemptions from accounts following the death or disability of the shareholder.

    - Returns of excess contributions to retirement plans.

    - Distributions of less than 12% of the annual account value under the Auto Withdrawal Plan.

    - Shares issued in a plan of reorganization sponsored by the Adviser, or shares redeemed involuntarily in a similar situation.

    - Investors who purchased through the Cash Sweep Program at BB&T Treasury Services Division (Class B Shares only).

   CURRENT INFORMATION REGARDING EACH FUND'S SALES CHARGES AND BREAKPOINTS IS AVAILABLE ON THE FUNDS' WEB SITE AT WWW.BBTFUNDS.COM.

   DISTRIBUTION AND SERVICE (12b-1) FEES

   12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.

    - The 12b-1 and shareholder servicing fees vary by share class as follows:

      - Class A Shares pay a 12b-1 fee of up to 0.50% of the average daily net assets of a Fund (0.25% for the Mid Cap Growth Fund, the Mid Cap Value Fund, and the West Virginia Intermediate Tax Free Fund).

      - Class B Shares pay a 12b-1 fee of up to 1.00% of the average daily net assets of the applicable Fund. This will cause expenses for Class B Shares to be higher and dividends to be lower than for Class A Shares.

      - Class C Shares pay a 12b-1 fee of up to 1.00% of the average daily net assets of the applicable Fund. This will cause expenses for Class C Shares to be higher and dividends to be lower than for Class A Shares.

    - The higher 12b-1 fee on Class B and Class C Shares, together with the CDSC, help the Distributor sell Class B and Class C Shares without an "up-front" sales charge. In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

    - The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution.

   Over time shareholders will pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

   DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS -- REVENUE SHARING

   The Adviser and/or its affiliates may pay out of their own assets compensation to broker-dealers and other persons for the sale and distribution of the Shares and/or for the servicing of the Shares. These additional cash incentives, sometimes referred to as "revenue sharing arrangements" are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds, which are disclosed elsewhere in this prospectus. These additional cash payments made by the Adviser may be made to supplement commissions reallowed to dealers, and may take the form of
   (1) due diligence payments for a broker-dealer's examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a broker-dealer's list of mutual funds available for purchase by its clients; (3) marketing support fees for providing assistance in promoting the sale of Shares; (4) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; and (5) payments for the sale of shares and/or the maintenance of share balances. These payments, which may be different for different financial institutions, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.

   SHAREHOLDER INFORMATION




EXCHANGING YOUR SHARES

You can exchange your shares in one Fund for shares of the same class of another BB&T Fund, usually without paying additional sales charges (see "Notes" below). You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable. Class A Shares, Class B Shares, and Class C Shares may also be exchanged for Institutional Shares of the same Fund if you become eligible to purchase Institutional Shares. Neither Class B Shares nor Class C Shares may be exchanged for Class A Shares. Class C Shares may not be exchanged for Class B Shares. Please consult the Institutional Shares prospectus for more information. No transaction fees are currently charged for exchanges. However, the 2.00% redemption fee is charged on exchanges made within 7 calendar days of a purchase or exchange transaction. AUTOMATIC EXCHANGES -- CLASS B SHARES ONLY

You can use the Funds' Automatic Exchange feature to purchase Class B Shares of the Funds at regular intervals through regular, automatic redemptions from the your BB&T Fund account. Shareholders investing directly in Class B Shares of the Money Market Funds, as opposed to Shareholders obtaining Class B Shares of the Money Market Funds upon exchange of Class B Shares of any of the other Funds will be requested to participate in the Auto Exchange Plan and to set the time and amount of their regular, automatic withdrawal in such a way that all of the Class B Shares have been withdrawn from the U.S. Treasury or Prime Money Market Fund within 2 years of purchase. To participate in the Automatic Exchange Plan:

- Complete the appropriate section of the Account Application.

- Keep a minimum of $10,000 in your BB&T Funds account and $1,000 in the Fund whose shares you are buying.

To change the Automatic Exchange instructions or to discontinue the feature, you must send a written request to BB&T Funds, P.O. Box 182533, Columbus, Ohio 43218-2533.

INSTRUCTIONS FOR EXCHANGING SHARES

Exchanges may be made by sending a written request to BB&T Funds, P.O. Box 182533, Columbus OH 43218-2533, or by calling 1-800-228-1872. Please provide the following information:

- Your name and telephone number.

- The exact name on your account and account number.

- Taxpayer identification number (usually your Social Security number).

- Dollar value or number of shares to be exchanged.

- The name of the Fund from which the exchange is to be made.

- The name of the Fund into which the exchange is being made.

See "Selling your Shares" for important information about telephone transactions.

MARKET TIMING

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund's investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Funds due to market timing strategies, we have adopted certain policies and procedures. To deter market timing, the Funds impose redemption fees on shares sold within seven calendar days of purchase. The redemption fees are in addition to any applicable contingent deferred sales charges. Because money market funds are designed to accommodate frequent trading, the redemption fee will not be assessed on sales of shares or exchanges out of the money market funds. Redemption fees are also not charged on specified types of redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans. Further exceptions and information are found in this prospectus under "Shareholder Information -- Redemption Fees."

We also reserve the right to close any account in which we have identified a pattern of excessive or abusive trading.

We cannot guarantee that we will detect every market timer due to the limitations inherent in our technological systems. In addition, although we will attempt to assess the redemption fee on all applicable redemptions, we cannot guarantee that we will succeed in doing so. For example, certain omnibus accounts or retirement plans may be unable or unwilling to collect the redemption fee from their underlying accounts. These types of accounts generally include multiple investors and typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to apply redemption fees and to identify market timing activity.

We will apply our policies and procedures consistently to all fund shareholders. We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of fund shareholders, or to comply with state or Federal legal requirements.

   SHAREHOLDER INFORMATION




   NOTES ON EXCHANGES
- When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

- The registration and tax identification numbers of the two accounts must be identical.

- The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

- Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.

   SHAREHOLDER INFORMATION




   DIVIDENDS, DISTRIBUTIONS AND TAXES
   Please consult your tax adviser regarding your specific questions about federal, state and local income taxes. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

   Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. Additionally, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the Shareholder and Fund level. Long-term capital gains rates applicable to individuals have been reduced to 15%, with lower rates applicable to taxpayers in the 10% and 15% rates, through December 31, 2008. Distributions are taxable whether you received them in cash or in additional shares. Distributions are also taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). The Money Market Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

   For the Tax-Free Bond Funds, the income dividends that you receive are expected to be exempt from federal income taxes, but may be subject to state and local taxes. In the case of the Kentucky Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, and West Virginia Intermediate Tax-Free Fund, dividend income is expected to be exempt from Kentucky, Maryland, North Carolina, South Carolina, Virginia, and West Virginia income taxes, respectively. However, if you receive Social Security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the Tax-Free Bond Funds may have on the federal taxation of your benefits. In addition, an investment in the Tax-Free Bond Funds may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. Investments held in a Tax-Free Bond Fund which do not conform to the Fund's primary goal of investing in securities which are exempt from federal and state income taxes, whether for defensive reasons or otherwise, may result in federal and/or state income or other taxes.

   A Fund of Funds will not be able to offset gains realized by one Fund in which it invests against losses realized by another Fund in which it invests. The use of a fund of funds structure could therefore affect the amount, timing and character of distributions to Shareholders, and may increase the amount of taxes payable by Shareholders.

   A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, a Fund's yield on those securities would be decreased. Except with respect to the International Equity Fund, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions.

   Any gain resulting from the sale or exchange of your Fund Shares (even if the income from which is tax exempt) will generally be subject to tax. You should consult your tax adviser for more information on your own tax situation, including possible state and local taxes.

   BB&T Funds will send you a statement each year showing the tax status of all your distributions.

   - For each Fund, other than the Tax-Free Bond Funds, the dividends and short-term capital gains that you receive are considered ordinary income for tax purposes. For the Tax-Free Bond Funds, any short-term capital gains that you receive are taxable to you as ordinary dividend income for federal income tax purposes.

   - Any distributions of net long-term capital gains by a Fund are taxable to you as long-term capital gains for tax purposes, no matter how long you've owned shares in the Fund.

   - Generally, the Funds' advisers do not consider taxes when deciding to buy or sell securities. Capital gains are realized from time to time as by-products of ordinary investment activities. Distributions may vary considerably from year to year.

   - If you sell or exchange shares, any gain or loss you have is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

   - Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.

   SHAREHOLDER INFORMATION




   SPECIAL CONSIDERATIONS FOR NON-U.S. SHAREHOLDERS
   Capital gain dividends will not be subject to withholding. In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. If a Fund of Funds invests in an Underlying Fund that pays distributions from such sources to the Fund of Funds, such distributions will retain their character as not subject to withholding when paid by the Fund of Funds to its foreign shareholders. This provision will first apply to each Fund in its taxable year beginning October 1, 2005.

   Recent legislation modifies the tax treatment of distributions from a Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. Effective for and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs ("USRPI Distributions") will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. A Fund of Funds will not, under current law, receive or pass through USRPI Distributions as a result of its investment in an underlying Fund; this result may be changed by future regulations.

   The tax information in this prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. (Non-U.S. investors may be subject to U.S. withholding and estate tax).

   MORE INFORMATION ABOUT TAXES IS IN OUR SAI.



   ADDITIONAL INFORMATION ABOUT THE FUNDS

   FAIR VALUE PRICING POLICIES

   A Fund will fair value price its securities when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In addition, the Pricing Committee will review exception priced securities (i.e., securities for which the market value is provided by a quote from a single broker rather than a national pricing service) on a quarterly basis. In these situations, the Funds' Pricing Committee will employ certain Board-approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing should result in a more accurate determination of a Fund's net asset value price, which should eliminate the potential for arbitrage in a Fund.

   A "significant event" is one that occurred prior to a Fund's valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such "significant events" relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund's accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Pricing Committee.

   DISCLOSURE OF PORTFOLIO HOLDINGS

   Information regarding the Funds' policies and procedures regarding the disclosure of portfolio holdings is contained in our Statement of Additional Information.

   SHAREHOLDER INFORMATION




   INVESTMENT IN EXCHANGE-TRADED FUNDS
   The Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund, Capital Manager Equity Fund, Prime Money Market Fund, Total Return Bond Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Fund, International Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Special Opportunities Fund, Equity Income Fund, Short U.S. Government Fund, Intermediate U.S. Government Fund, Kentucky Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, and West Virginia Intermediate Tax-Free Fund may each invest in index-based exchange-traded funds, such as iShares(R) Trust and iShares(R), Inc. ("iShares(R)*").

   *iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund.

   iShares(R) is a registered investment company unaffiliated with the Funds that offers several series of securities, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares(R) offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Funds will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value. See "Additional Investment Strategies and Risks" for information regarding the risks associated with investment in an exchange-traded fund.

   Because exchange-traded funds are investment companies, investment in such funds would, absent exemptive relief, be limited under applicable Federal statutory provisions. Those provisions restrict a fund's investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. The Funds may invest in iShares(R) in excess of the statutory limit in reliance on an exemptive order issued to that entity, provided that certain conditions are met.

 [ICON]

 OTHER INFORMATION ABOUT THE FUNDS



   FINANCIAL HIGHLIGHTS

   The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP. This report, along with the Fund's financial statements, is incorporated by reference in the SAI, which is available upon request.

   The financial highlights for the Mid Cap Growth Fund, Mid Cap Value Fund and West Virginia Intermediate Tax-Free Fund, for the periods ended January 31, 2001 and prior, were audited by other auditors whose report thereon dated March 14, 2001 expressed an unqualified opinion on those financial highlights.

   OTHER INFORMATION ABOUT THE FUNDS


   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                                               INVESTMENT ACTIVITIES              DIVIDENDS
                                                                    -------------------------------------------   ----------
                                                                                 NET REALIZED/
                                                                                   UNREALIZED
                                                       NET ASSET       NET       GAINS (LOSSES)
                                                         VALUE,     INVESTMENT   ON INVESTMENTS      TOTAL FROM      NET
                                                       BEGINNING      INCOME      AND FOREIGN        INVESTMENT   INVESTMENT
                                                       OF PERIOD      (LOSS)       CURRENCIES        ACTIVITIES     INCOME
                                                       ----------   ----------   --------------      ----------   ----------
    LARGE CAP VALUE FUND
     (formerly known as the Large Company Value Fund)
     Year Ended September 30, 2005...................    $17.26         0.28           2.22              2.50        (0.29)
     Year Ended September 30, 2004...................    $14.87         0.23           2.38              2.61        (0.22)
     Year Ended September 30, 2003...................    $12.84         0.23           2.03              2.26        (0.23)
     Year Ended September 30, 2002...................    $16.79         0.18          (3.47)            (3.29)       (0.18)
     Year Ended September 30, 2001...................    $18.57         0.22          (0.89)            (0.67)       (0.22)
    LARGE CAP GROWTH FUND
     (formerly known as the Large Company Growth
       Fund)
     Year Ended September 30, 2005...................    $ 8.22         0.02(c)        0.77              0.79        (0.04)
     Year Ended September 30, 2004...................    $ 7.69        (0.01)          0.54              0.53           --
     Year Ended September 30, 2003...................    $ 6.60        (0.02)          1.11              1.09           --
     Year Ended September 30, 2002...................    $ 8.16        (0.06)         (1.50)            (1.56)          --
     Year Ended September 30, 2001...................    $14.75        (0.05)         (5.56)            (5.61)          --
    MID CAP VALUE FUND
     Year Ended September 30, 2005...................    $15.40         0.13(c)        3.04              3.17        (0.13)
     Year Ended September 30, 2004...................    $12.98         0.18(c)        2.42              2.60        (0.18)
     Year Ended September 30, 2003...................    $10.93         0.16(c)        2.04              2.20        (0.15)
     Year Ended September 30, 2002...................    $13.12         0.17(c)       (1.04)            (0.87)       (0.17)
     February 1, 2001 to September 30, 2001 (a)......    $14.26         0.15          (1.15)            (1.00)       (0.14)
     Year Ended January 31, 2001.....................    $14.10         0.22           0.94              1.16        (0.21)
    MID CAP GROWTH FUND
     Year Ended September 30, 2005...................    $10.95        (0.09)(c)       3.18              3.09           --
     Year Ended September 30, 2004...................    $ 9.84        (0.08)          1.19              1.11           --
     Year Ended September 30, 2003...................    $ 8.07        (0.09)          1.86              1.77           --
     Year Ended September 30, 2002...................    $ 9.80        (0.08)         (1.02)            (1.10)          --
     February 1, 2001 to September 30, 2001 (a)......    $14.42        (0.07)         (4.55)            (4.62)          --
     Year Ended January 31, 2001.....................    $20.36        (0.13)         (1.99)            (2.12)          --
    SMALL CAP FUND
     (formerly known as the Small Company Value Fund)
     Year Ended September 30, 2005...................    $14.21         0.11(c)        2.62              2.73        (0.14)
     Year Ended September 30, 2004...................    $11.44           --(c)(d)       2.90            2.90        (0.01)
     May 19, 2003 to September 30, 2003 (b)..........    $10.00         0.01(c)        1.43              1.44           --(d)
    INTERNATIONAL EQUITY FUND
     Year Ended September 30, 2005...................    $ 8.12         0.10(c)        1.47              1.57        (0.11)
     Year Ended September 30, 2004...................    $ 6.88         0.07(c)        1.25              1.32        (0.08)
     Year Ended September 30, 2003...................    $ 6.31         0.06(c)        0.54              0.60        (0.03)
     Year Ended September 30, 2002...................    $ 7.43        (0.02)(c)      (1.10)            (1.12)          --
     Year Ended September 30, 2001...................    $12.49        (0.05)         (2.99)            (3.04)          --
    SPECIAL OPPORTUNITIES EQUITY FUND
     Year Ended September 30, 2005...................    $13.08        (0.07)          2.68              2.61           --
     Year Ended September 30, 2004...................    $10.53        (0.06)          2.69              2.63           --
     June 2, 2003 to September 30, 2003 (b)..........    $10.00        (0.01)          0.54              0.53           --
    EQUITY INCOME FUND
     Year Ended September 30, 2005...................    $10.35         0.24           1.77              2.01        (0.25)
     June 30, 2004 to September 30, 2004 (b).........    $10.00         0.05(c)        0.34              0.39        (0.04)
    SHORT U.S. GOVERNMENT FUND
     Year Ended September 30, 2005...................    $ 9.70         0.23          (0.14)             0.09        (0.29)
     Year Ended September 30, 2004...................    $ 9.89         0.17          (0.10)             0.07        (0.26)
     Year Ended September 30, 2003...................    $10.08         0.27          (0.11)             0.16        (0.35)
     Year Ended September 30, 2002...................    $10.04         0.43(e)        0.06(e)           0.49        (0.45)
     Year Ended September 30, 2001...................    $ 9.63         0.51           0.41              0.92        (0.51)
    INTERMEDIATE U.S. GOVERNMENT FUND
     Year Ended September 30, 2005...................    $10.24         0.35(c)       (0.15)             0.20        (0.38)
     Year Ended September 30, 2004...................    $10.57         0.32          (0.19)             0.13        (0.33)
     Year Ended September 30, 2003...................    $10.77         0.35          (0.07)             0.28        (0.39)
     Year Ended September 30, 2002...................    $10.38         0.47(f)        0.42(f)           0.89        (0.50)
     Year Ended September 30, 2001...................    $ 9.71         0.51           0.68              1.19        (0.52)
    TOTAL RETURN BOND FUND
     (formerly known as the Intermediate Corporate Bond Fund)
     Year Ended September 30, 2005...................    $10.59         0.38(c)       (0.19)             0.19        (0.44)
     Year Ended September 30, 2004...................    $10.72         0.41          (0.08)             0.33        (0.46)
     Year Ended September 30, 2003...................    $10.33         0.47           0.41              0.88        (0.49)
     Year Ended September 30, 2002...................    $10.56         0.53(g)       (0.04)(g)          0.49        (0.55)
     Year Ended September 30, 2001...................    $ 9.98         0.60           0.58              1.18        (0.60)

                                                              DIVIDENDS
                                                       ------------------------

                                                       NET REALIZED
                                                         GAINS ON
                                                       INVESTMENTS
                                                       AND FOREIGN      TOTAL
                                                        CURRENCIES    DIVIDENDS
                                                       ------------   ---------
    LARGE CAP VALUE FUND
     (formerly known as the Large Company Value Fund)
     Year Ended September 30, 2005...................         --        (0.29)
     Year Ended September 30, 2004...................         --        (0.22)
     Year Ended September 30, 2003...................         --        (0.23)
     Year Ended September 30, 2002...................      (0.48)       (0.66)
     Year Ended September 30, 2001...................      (0.89)       (1.11)
    LARGE CAP GROWTH FUND
     (formerly known as the Large Company Growth
       Fund)
     Year Ended September 30, 2005...................         --        (0.04)
     Year Ended September 30, 2004...................         --           --
     Year Ended September 30, 2003...................         --           --
     Year Ended September 30, 2002...................         --           --
     Year Ended September 30, 2001...................      (0.98)       (0.98)
    MID CAP VALUE FUND
     Year Ended September 30, 2005...................      (5.09)       (5.22)
     Year Ended September 30, 2004...................         --        (0.18)
     Year Ended September 30, 2003...................         --        (0.15)
     Year Ended September 30, 2002...................      (1.15)       (1.32)
     February 1, 2001 to September 30, 2001 (a)......         --        (0.14)
     Year Ended January 31, 2001.....................      (0.79)       (1.00)
    MID CAP GROWTH FUND
     Year Ended September 30, 2005...................      (0.14)       (0.14)
     Year Ended September 30, 2004...................         --           --
     Year Ended September 30, 2003...................         --           --
     Year Ended September 30, 2002...................      (0.63)       (0.63)
     February 1, 2001 to September 30, 2001 (a)......         --           --
     Year Ended January 31, 2001.....................      (3.82)       (3.82)
    SMALL CAP FUND
     (formerly known as the Small Company Value Fund)
     Year Ended September 30, 2005...................      (0.42)       (0.56)
     Year Ended September 30, 2004...................      (0.12)       (0.13)
     May 19, 2003 to September 30, 2003 (b)..........         --           --(d)
    INTERNATIONAL EQUITY FUND
     Year Ended September 30, 2005...................         --        (0.11)
     Year Ended September 30, 2004...................         --        (0.08)
     Year Ended September 30, 2003...................         --        (0.03)
     Year Ended September 30, 2002...................         --           --
     Year Ended September 30, 2001...................      (2.02)       (2.02)
    SPECIAL OPPORTUNITIES EQUITY FUND
     Year Ended September 30, 2005...................      (0.12)       (0.12)
     Year Ended September 30, 2004...................      (0.08)       (0.08)
     June 2, 2003 to September 30, 2003 (b)..........         --           --
    EQUITY INCOME FUND
     Year Ended September 30, 2005...................      (0.02)       (0.27)
     June 30, 2004 to September 30, 2004 (b).........         --        (0.04)
    SHORT U.S. GOVERNMENT FUND
     Year Ended September 30, 2005...................         --        (0.29)
     Year Ended September 30, 2004...................         --        (0.26)
     Year Ended September 30, 2003...................         --        (0.35)
     Year Ended September 30, 2002...................         --        (0.45)
     Year Ended September 30, 2001...................         --        (0.51)
    INTERMEDIATE U.S. GOVERNMENT FUND
     Year Ended September 30, 2005...................      (0.05)       (0.43)
     Year Ended September 30, 2004...................      (0.13)       (0.46)
     Year Ended September 30, 2003...................      (0.09)       (0.48)
     Year Ended September 30, 2002...................         --        (0.50)
     Year Ended September 30, 2001...................         --        (0.52)
    TOTAL RETURN BOND FUND
     (formerly known as the Intermediate Corporate Bo
     Year Ended September 30, 2005...................      (0.03)       (0.47)
     Year Ended September 30, 2004...................         --        (0.46)
     Year Ended September 30, 2003...................         --        (0.49)
     Year Ended September 30, 2002...................      (0.17)       (0.72)
     Year Ended September 30, 2001...................         --        (0.60)

   ---------------

   * During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

   ** Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   (a) For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as Funds of the BB&T Funds, the Mid Cap Value Fund and Mid Cap Growth Fund changed their fiscal year end from January 31 to September 30, 2001. The Financial Highlights for the periods prior to February 1, 2001 represent the OVB Equity Income Portfolio and OVB Capital Appreciation Portfolio, respectively.

   (b)  Period from commencement of operations.

   (c) Per share net investment income (loss) has been calculated using the daily average shares method.

   (d) Amount is less than $0.005.

                                                           CLASS A SHARES

                                                          RATIOS/SUPPLEMENTARY DATA
                                   -----------------------------------------------------------------------
                                                               RATIO OF NET
                                                  RATIO OF      INVESTMENT
        NET ASSET   TOTAL RETURN   NET ASSETS,   EXPENSES TO      INCOME         RATIO OF
         VALUE,      (EXCLUDES       END OF        AVERAGE      (LOSS) TO       EXPENSES TO     PORTFOLIO
         END OF        SALES         PERIOD          NET       AVERAGE NET        AVERAGE        TURNOVER
         PERIOD      CHARGE)(H)       (000)       ASSETS(I)     ASSETS(I)     NET ASSETS*(I)      RATE**
        ---------   ------------   -----------   -----------   ------------   ---------------   ----------
         $19.47         14.60%       $39,756        1.14%          1.56%           1.48%           19.50%
         $17.26         17.61%       $31,783        1.20%          1.32%           1.56%           16.40%
         $14.87         17.73%       $25,397        1.17%          1.67%           1.55%           18.89%
         $12.84        (20.57)%      $22,222        1.23%          1.11%           1.62%           23.02%
         $16.79         (3.77)%      $29,942        1.24%          1.23%           1.63%           24.20%
         $ 8.97          9.62%       $ 9,116        1.14%          0.38%           1.49%           62.78%
         $ 8.22          6.89%       $ 8,784        1.22%         (0.33)%          1.58%          127.47%
         $ 7.69         16.52%       $ 7,042        1.18%         (0.35)%          1.57%           91.73%
         $ 6.60        (19.12)%      $ 6,240        1.28%         (0.57)%          1.67%          100.46%
         $ 8.16        (40.36)%      $ 8,146        1.30%         (0.48)%          1.69%           96.41%
         $13.35         20.82%       $12,361        1.15%          0.76%           1.25%          126.99%
         $15.40         20.10%       $ 9,423        1.23%          1.22%           1.35%           19.17%
         $12.98         20.31%       $ 6,841        1.20%          1.33%           1.35%           18.28%
         $10.93         (8.24)%      $ 5,070        1.15%          1.29%           1.38%           18.20%
         $13.12         (7.09)%      $ 4,554        1.20%          1.45%           1.37%           27.04%
         $14.26          8.76%       $ 5,691        1.21%          1.54%           1.36%           59.00%
         $13.90         28.45%       $10,444        1.14%         (0.71)%          1.26%           92.74%
         $10.95         11.28%       $ 8,079        1.25%         (0.90)%          1.36%          138.61%
         $ 9.84         21.93%       $ 6,486        1.19%         (0.96)%          1.36%          125.97%
         $ 8.07        (12.54)%      $ 5,533        1.17%         (0.88)%          1.44%          117.06%
         $ 9.80        (32.04)%      $ 7,386        1.25%         (0.52)%          1.47%           90.11%
         $14.42        (10.84)%      $12,285        1.27%         (0.37)%          1.48%           63.00%
         $16.38         19.64%       $ 1,604        1.29%          0.69%           1.77%            8.39%
         $14.21         25.53%       $   353        1.48%         (0.03)%          1.91%           11.25%
         $11.44         14.43%       $   112        2.04%          0.35%           2.29%           48.84%
         $ 9.58         19.46%       $ 3,687        1.46%          1.15%           1.83%           44.96%
         $ 8.12         19.25%       $ 1,686        1.58%          0.91%           1.92%           50.68%
         $ 6.88          9.58%       $ 2,162        1.63%          0.95%           1.90%          199.78%
         $ 6.31        (15.07)%      $ 1,412        1.68%         (0.24)%          1.93%           95.86%
         $ 7.43        (28.52)%      $ 2,557        1.74%         (0.33)%          1.99%          144.35%
         $15.57         20.05%       $75,627        1.30%         (0.41)%          1.57%           30.38%
         $13.08         25.06%       $28,903        1.42%         (0.77)%          1.80%           32.06%
         $10.53          5.30%       $ 5,460        1.06%         (0.42)%          2.02%           13.24%
         $12.09         19.55%       $40,825        1.10%          2.57%           1.57%           39.65%
         $10.35          3.89%       $ 6,342        1.54%          1.79%           2.14%            1.65%
         $ 9.50          0.96%       $ 7,980        0.91%          2.40%           1.34%           33.67%
         $ 9.70          0.71%       $ 8,456        0.99%          1.85%           1.41%           62.59%
         $ 9.89          1.56%       $ 9,619        1.00%          2.48%           1.40%           93.86%
         $10.08          5.03%       $ 5,286        1.03%          4.03%(e)        1.43%           73.93%
         $10.04          9.73%       $ 3,530        1.03%          5.12%           1.43%          101.28%
         $10.01          1.98%       $13,744        0.96%          3.41%           1.33%          107.04%
         $10.24          1.30%       $11,959        1.05%          2.90%           1.42%           98.35%
         $10.57          2.62%       $ 9,646        1.07%          3.13%           1.42%          209.07%
         $10.77          8.85%       $ 6,453        1.10%          4.56%(f)        1.45%           79.36%
         $10.38         12.53%       $ 4,450        1.11%          5.12%           1.46%           84.76%
         $10.31          1.88%       $ 7,254        0.96%          3.62%           1.33%          173.74%
         $10.59          3.22%       $ 4,786        1.07%          3.84%           1.44%           31.95%
         $10.72          8.69%       $ 4,308        1.08%          4.34%           1.44%           43.98%
         $10.33          4.98%       $ 2,042        1.11%          5.11%(g)        1.50%           69.15%
         $10.56         12.10%       $   426        1.06%          5.76%           1.45%          142.35%

   ---------------

   (e) Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.47, $0.02, and 4.38%, respectively.

   (f) Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.49, $0.40, and 4.74%, respectively.

   (g) Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.54, $(0.05), and 5.23%, respectively.

   (h)  Not Annualized for periods less than one year.

   (i)  Annualized for periods less than one year.

   OTHER INFORMATION ABOUT THE FUNDS


   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                         INVESTMENT ACTIVITIES                            DIVIDENDS
                                               ------------------------------------------   -------------------------------------
                                   NET ASSET      NET        NET REALIZED/
                                    VALUE,     INVESTMENT   UNREALIZED GAINS   TOTAL FROM      NET       NET REALIZED
                                   BEGINNING     INCOME       (LOSSES) ON      INVESTMENT   INVESTMENT     GAINS ON       TOTAL
                                   OF PERIOD     (LOSS)       INVESTMENTS      ACTIVITIES     INCOME     INVESTMENTS    DIVIDENDS
                                   ---------   ----------   ----------------   ----------   ----------   ------------   ---------
KENTUCKY INTERMEDIATE TAX-FREE
 FUND
 Year Ended September 30, 2005...   $10.22         0.27(c)        (0.16)           0.11        (0.27)           --        (0.27)
 Year Ended September 30, 2004...   $10.23         0.27(c)        (0.01)           0.26        (0.27)           --        (0.27)
 February 24, 2003 to September
   30, 2003 (a)..................   $10.00         0.15(c)         0.35            0.50        (0.27)           --        (0.27)
MARYLAND INTERMEDIATE TAX-FREE
 FUND
 Year Ended September 30, 2005...   $10.15         0.26(c)        (0.13)           0.13        (0.26)           --        (0.26)
 Year Ended September 30, 2004...   $10.15         0.24           (0.00)(d)        0.24        (0.24)           --        (0.24)
 February 24, 2003 to September
   30, 2003 (a)..................   $10.00         0.18            0.15            0.33        (0.18)           --        (0.18)
NORTH CAROLINA INTERMEDIATE
 TAX-FREE FUND
 Year Ended September 30, 2005...   $10.67         0.35           (0.19)           0.16        (0.35)        (0.02)       (0.37)
 Year Ended September 30, 2004...   $10.81         0.32           (0.10)           0.22        (0.32)        (0.04)       (0.36)
 Year Ended September 30, 2003...   $10.86         0.33           (0.01)           0.32        (0.33)        (0.04)       (0.37)
 Year Ended September 30, 2002...   $10.54         0.36            0.40            0.76        (0.36)        (0.08)       (0.44)
 Year Ended September 30, 2001...   $ 9.97         0.38            0.57            0.95        (0.38)           --        (0.38)
SOUTH CAROLINA INTERMEDIATE
 TAX-FREE FUND
 Year Ended September 30, 2005...   $10.81         0.34           (0.19)           0.15        (0.34)        (0.08)       (0.42)
 Year Ended September 30, 2004...   $10.88         0.34           (0.07)           0.27        (0.33)        (0.01)       (0.34)
 Year Ended September 30, 2003...   $10.87         0.34            0.01            0.35        (0.34)           --        (0.34)
 Year Ended September 30, 2002...   $10.46         0.37            0.41            0.78        (0.37)           --        (0.37)
 Year Ended September 30, 2001...   $ 9.90         0.38            0.56            0.94        (0.38)           --        (0.38)
VIRGINIA INTERMEDIATE TAX-FREE
 FUND
 Year Ended September 30, 2005...   $11.74         0.39           (0.22)           0.17        (0.40)        (0.02)       (0.42)
 Year Ended September 30, 2004...   $11.96         0.38           (0.14)           0.24        (0.38)        (0.08)       (0.46)
 Year Ended September 30, 2003...   $11.99         0.37            0.01            0.38        (0.37)        (0.04)       (0.41)
 Year Ended September 30, 2002...   $11.57         0.41            0.42            0.83        (0.41)           --        (0.41)
 Year Ended September 30, 2001...   $10.96         0.42            0.61            1.03        (0.42)           --        (0.42)
WEST VIRGINIA INTERMEDIATE
 TAX-FREE FUND
 Year Ended September 30, 2005...   $10.08         0.35(c)        (0.15)           0.20        (0.35)        (0.08)       (0.43)
 Year Ended September 30, 2004...   $10.20         0.32           (0.07)           0.25        (0.33)        (0.04)       (0.37)
 Year Ended September 30, 2003...   $10.35         0.33(c)         0.01            0.34        (0.33)        (0.16)       (0.49)
 Year Ended September 30, 2002...   $10.01         0.43            0.31            0.74        (0.38)        (0.02)       (0.40)
 February 1, 2001 to September
   30, 2001 (b)..................   $ 9.92         0.29            0.09            0.38        (0.29)           --        (0.29)
 Year Ended January 31, 2001.....   $ 9.18         0.46            0.74            1.20        (0.46)           --        (0.46)
PRIME MONEY MARKET FUND
 Year Ended September 30, 2005...   $ 1.00         0.02              --(d)         0.02        (0.02)           --        (0.02)
 Year Ended September 30, 2004...   $ 1.00           --(d)           --(d)           --(d)        --(d)         --           --(d)
 Year Ended September 30, 2003...   $ 1.00           --(d)           --              --(d)        --(d)         --           --(d)
 Year Ended September 30, 2002...   $ 1.00         0.01              --            0.01        (0.01)           --        (0.01)
 Year Ended September 30, 2001...   $ 1.00         0.04              --            0.04        (0.04)           --        (0.04)
U.S. TREASURY MONEY MARKET FUND
 Year Ended September 30, 2005...   $ 1.00         0.02              --            0.02        (0.02)           --        (0.02)
 Year Ended September 30, 2004...   $ 1.00           --(d)           --              --(d)        --(d)         --           --(d)
 Year Ended September 30, 2003...   $ 1.00           --(d)           --              --(d)        --(d)         --           --(d)
 Year Ended September 30, 2002...   $ 1.00         0.01              --(d)         0.01        (0.01)           --        (0.01)
 Year Ended September 30, 2001...   $ 1.00         0.04              --            0.04        (0.04)           --        (0.04)
CAPITAL MANAGER CONSERVATIVE
 GROWTH FUND
 Year Ended September 30, 2005...   $ 9.30         0.23            0.45            0.68        (0.22)           --        (0.22)
 Year Ended September 30, 2004...   $ 8.84         0.16(c)         0.46            0.62        (0.16)           --        (0.16)
 Year Ended September 30, 2003...   $ 8.29         0.18            0.57            0.75        (0.16)        (0.04)       (0.20)
 Year Ended September 30, 2002...   $ 9.12         0.23           (0.68)          (0.45)       (0.20)        (0.18)       (0.38)
 Year Ended September 30, 2001...   $10.71         0.28           (0.99)          (0.71)       (0.30)        (0.58)       (0.88)
CAPITAL MANAGER MODERATE GROWTH
 FUND
 Year Ended September 30, 2005...   $ 9.01         0.17(c)         0.76            0.93        (0.15)           --        (0.15)
 Year Ended September 30, 2004...   $ 8.28         0.08(c)         0.73            0.81        (0.08)           --        (0.08)
 Year Ended September 30, 2003...   $ 7.47         0.08            0.82            0.90        (0.08)        (0.01)       (0.09)
 Year Ended September 30, 2002...   $ 8.82         0.12           (0.99)          (0.87)       (0.11)        (0.37)       (0.48)
 Year Ended September 30, 2001...   $11.25         0.23           (1.70)          (1.47)       (0.24)        (0.72)       (0.96)
CAPITAL MANAGER GROWTH FUND
 Year Ended September 30, 2005...   $ 8.70         0.13            0.96            1.09        (0.11)           --        (0.11)
 Year Ended September 30, 2004...   $ 7.81         0.05(c)         0.88            0.93        (0.04)           --        (0.04)
 Year Ended September 30, 2003...   $ 6.87         0.04            0.94            0.98        (0.04)           --        (0.04)
 Year Ended September 30, 2002...   $ 8.46         0.03           (1.20)          (1.17)       (0.02)        (0.40)       (0.42)
 Year Ended September 30, 2001...   $11.66         0.16           (2.43)          (2.27)       (0.16)        (0.77)       (0.93)
CAPITAL MANAGER EQUITY FUND
 Year Ended September 30, 2005...   $ 9.58         0.09(c)         1.34            1.43        (0.06)           --        (0.06)
 Year Ended September 30, 2004...   $ 8.45         0.02(c)         1.12            1.14        (0.01)           --        (0.01)
 Year Ended September 30, 2003...   $ 7.36           --(c)(d)        1.15          1.15        (0.01)        (0.05)       (0.06)
 Year Ended September 30, 2002...   $ 8.96        (0.02)          (1.58)          (1.60)          --            --           --
 March 19, 2001 to September 30,
   2001 (a)......................   $10.00           --(d)        (1.03)          (1.03)       (0.01)           --        (0.01)

------------
 * During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
 ** Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a) Period from commencement of operations.

(b) For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the West Virginia Intermediate Tax-Free Fund changed its fiscal year end from January 31 to September 30, 2001. The Financial Highlights for the periods prior to February 1, 2001 represent the OVB West Virginia Tax-Exempt Income Portfolio.

(c) Per share net investment income (loss) has been calculated using the average daily shares method.

(d) Amount is less than $0.005.

(e) Not Annualized for periods less than one year.

(f) Annualized for periods less than one year.

                                                           CLASS A SHARES

                                                    RATIOS/SUPPLEMENTARY DATA
                               --------------------------------------------------------------------
                                                           RATIO OF NET
    NET ASSET   TOTAL RETURN   NET ASSETS,    RATIO OF      INVESTMENT      RATIO OF
     VALUE,      (EXCLUDES       END OF      EXPENSES TO   INCOME (LOSS)   EXPENSES TO   PORTFOLIO
     END OF        SALES         PERIOD      AVERAGE NET    TO AVERAGE     AVERAGE NET    TURNOVER
     PERIOD      CHARGE)(E)       (000)       ASSETS(F)    NET ASSETS(F)   ASSETS*(F)      RATE**
    ---------   ------------   -----------   -----------   -------------   -----------   ----------
     $10.06          1.06%      $  2,566        0.89%           2.65%         1.47%        37.50%
     $10.22          2.55%      $  2,746        0.78%           2.63%         1.57%        24.78%
     $10.23          5.09%      $  1,877        0.62%           2.50%         1.65%        42.87%
     $10.02          1.28%      $  1,609        0.81%           2.57%         1.52%        44.67%
     $10.15          2.37%      $    667        0.75%           2.32%         1.73%        55.18%
     $10.15          3.32%      $    482        0.72%           2.22%         2.24%        40.16%
     $10.46          1.49%      $ 21,600        0.90%           3.29%         1.36%        60.84%
     $10.67          2.10%      $ 22,689        0.90%           3.03%         1.42%        67.80%
     $10.81          3.04%      $ 25,323        0.92%           3.11%         1.42%        44.56%
     $10.86          7.46%      $ 23,828        0.93%           3.41%         1.43%        20.39%
     $10.54          9.69%      $ 18,718        0.93%           3.66%         1.43%        47.35%
     $10.54          1.39%      $  4,072        0.92%           3.20%         1.40%        56.03%
     $10.81          2.60%      $  4,149        0.90%           3.11%         1.44%        32.63%
     $10.88          3.29%      $  4,680        0.86%           3.14%         1.43%        32.04%
     $10.87          7.67%      $  4,128        0.83%           3.52%         1.48%        21.81%
     $10.46          9.67%      $  2,143        0.87%           3.73%         1.52%        36.67%
     $11.49          1.44%      $ 13,145        0.89%           3.39%         1.36%        48.04%
     $11.74          2.05%      $ 13,005        0.91%           3.22%         1.43%        45.07%
     $11.96          3.24%      $  7,447        0.92%           3.14%         1.42%        34.17%
     $11.99          7.36%      $  3,041        0.96%           3.45%         1.46%        13.12%
     $11.57          9.58%      $    714        0.90%           3.71%         1.40%        31.28%
     $ 9.85          1.97%      $ 13,911        0.93%           3.50%         0.96%        32.10%
     $10.08          2.51%      $ 10,815        1.01%           3.24%         1.03%        16.24%
     $10.20          3.41%      $ 11,541        0.98%           3.23%         1.01%        25.59%
     $10.35          7.61%      $ 10,029        0.97%           3.78%         1.13%        61.44%
     $10.01          3.67%      $  7,992        0.88%           4.40%         1.05%        15.75%
     $ 9.92         13.42%      $  9,235        0.97%           4.86%         1.08%         7.00%
     $ 1.00          1.92%      $493,282        0.91%           1.91%         1.13%           --
     $ 1.00          0.41%      $426,217        0.86%           0.40%         1.20%           --
     $ 1.00          0.48%      $459,375        0.98%           0.47%         1.19%           --
     $ 1.00          1.21%      $416,782        1.05%           1.20%         1.23%           --
     $ 1.00          4.42%      $396,119        1.01%           4.22%         1.24%           --
     $ 1.00          1.69%      $114,260        0.89%           1.66%         1.14%           --
     $ 1.00          0.31%      $122,500        0.79%           0.31%         1.21%           --
     $ 1.00          0.30%      $135,059        0.99%           0.32%         1.20%           --
     $ 1.00          1.01%      $197,830        1.05%           1.01%         1.24%           --
     $ 1.00          4.20%      $208,914        1.03%           4.08%         1.23%           --
     $ 9.76          7.39%      $  8,646        0.43%           2.45%         1.01%        52.50%
     $ 9.30          6.97%      $  5,242        0.69%           1.68%         1.14%         2.47%
     $ 8.84          9.09%      $  2,579        0.78%           1.86%         1.23%        33.03%
     $ 8.29         (5.18)%     $  1,198        0.79%           2.25%         1.24%         6.29%
     $ 9.12         (7.10)%     $    555        0.78%           2.87%         1.23%        35.75%
     $ 9.79         10.35%      $ 28,912        0.48%           1.77%         1.05%        37.83%
     $ 9.01          9.77%      $ 20,428        0.74%           0.92%         1.19%         0.17%
     $ 8.28         12.13%      $  8,054        0.75%           1.11%         1.20%        21,46%
     $ 7.47        (10.76)%     $  3,194        0.81%           1.26%         1.26%        14.56%
     $ 8.82        (14.00)%     $  2,206        0.78%           2.14%         1.23%        24.24%
     $ 9.68         12.51%      $ 17,219        0.48%           1.37%         1.07%        26.22%
     $ 8.70         11.85%      $ 12,007        0.75%           0.52%         1.23%         0.19%
     $ 7.81         14.22%      $  4,660        0.80%           0.59%         1.25%        17.80%
     $ 6.87        (14.82)%     $  2,700        0.87%           0.39%         1.32%         8.38%
     $ 8.46        (20.86)%     $  2,511        0.84%           1.35%         1.29%        27.33%
     $10.95         14.95%      $  6,183        0.45%           0.91%         1.09%         2.14%
     $ 9.58         13.53%      $  3,557        0.77%           0.22%         1.31%         3.10%
     $ 8.45         15.61%      $  1,225        0.95%           0.05%         1.40%         8.30%
     $ 7.36        (17.86)%     $    645        0.90%          (0.15)%        1.35%         5.75%
     $ 8.96        (10.35)%     $    185        1.12%          (0.28)%        1.57%        10.10%

   OTHER INFORMATION ABOUT THE FUNDS


   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                          INVESTMENT ACTIVITIES                           DIVIDENDS
                                                 ----------------------------------------   -------------------------------------
                                                              NET REALIZED/
                                                                UNREALIZED                               NET REALIZED
                                     NET ASSET      NET       GAINS (LOSSES)                               GAINS ON
                                      VALUE,     INVESTMENT   ON INVESTMENTS   TOTAL FROM      NET       INVESTMENTS
                                     BEGINNING     INCOME      AND FOREIGN     INVESTMENT   INVESTMENT   AND FOREIGN      TOTAL
                                     OF PERIOD     (LOSS)       CURRENCIES     ACTIVITIES     INCOME      CURRENCIES    DIVIDENDS
                                     ---------   ----------   --------------   ----------   ----------   ------------   ---------
    LARGE CAP VALUE FUND
     (formerly known as the Large
       Company Value Fund)
     Year Ended September 30,
       2005........................   $17.12         0.13           2.22           2.35        (0.16)           --        (0.16)
     Year Ended September 30,
       2004........................   $14.75         0.09           2.38           2.47        (0.10)           --        (0.10)
     Year Ended September 30,
       2003........................   $12.75         0.12           2.01           2.13        (0.13)           --        (0.13)
     Year Ended September 30,
       2002........................   $16.68         0.06          (3.44)         (3.38)       (0.07)        (0.48)       (0.55)
     Year Ended September 30,
       2001........................   $18.47         0.09          (0.89)         (0.80)       (0.10)        (0.89)       (0.99)
    LARGE CAP GROWTH FUND
     (formerly known as the Large
       Company Growth Fund)
     Year Ended September 30,
       2005........................   $ 7.80        (0.03)(b)       0.72           0.69        (0.02)           --        (0.02)
     Year Ended September 30,
       2004........................   $ 7.36        (0.13)          0.57           0.44           --            --           --
     Year Ended September 30,
       2003........................   $ 6.36        (0.08)(b)       1.08           1.00           --            --           --
     Year Ended September 30,
       2002........................   $ 7.93        (0.12)         (1.45)         (1.57)          --            --           --
     Year Ended September 30,
       2001........................   $14.47        (0.11)         (5.45)         (5.56)          --         (0.98)       (0.98)
    MID CAP VALUE FUND
     Year Ended September 30,
       2005........................   $15.30           --(b)(g)       3.02         3.02        (0.07)        (5.09)       (5.16)
     Year Ended September 30,
       2004........................   $12.91         0.07(b)        2.42           2.49        (0.10)           --        (0.10)
     Year Ended September 30,
       2003........................   $10.90         0.07           2.03           2.10        (0.09)           --        (0.09)
     Year Ended September 30,
       2002........................   $13.10         0.08          (1.03)         (0.95)       (0.10)        (1.15)       (1.25)
     July 25, 2001 to September 30,
       2001 (a)....................   $14.14         0.03          (1.02)         (0.99)       (0.05)           --        (0.05)
    MID CAP GROWTH FUND
     Year Ended September 30,
       2005........................   $10.70        (0.17)(b)       3.08           2.91           --         (0.14)       (0.14)
     Year Ended September 30,
       2004........................   $ 9.68        (0.16)          1.18           1.02           --            --           --
     Year Ended September 30,
       2003........................   $ 8.00        (0.13)          1.81           1.68           --            --           --
     Year Ended September 30,
       2002........................   $ 9.79        (0.14)(b)      (1.02)         (1.16)          --         (0.63)       (0.63)
     July 25, 2001 to September 30,
       2001 (a)....................   $11.20        (0.01)         (1.40)         (1.41)          --            --           --
    SMALL CAP FUND
     (formerly known as the Small
       Company Value Fund)
     Year Ended September 30,
       2005........................   $14.06           --(b)(g)       2.58         2.58        (0.11)        (0.42)       (0.53)
     Year Ended September 30,
       2004........................   $11.40        (0.10)(b)       2.88           2.78           --         (0.12)       (0.12)
     May 19, 2003 to September 30,
       2003 (a)....................   $10.00        (0.04)(b)       1.44           1.40           --            --           --
    INTERNATIONAL EQUITY FUND
     Year Ended September 30,
       2005........................   $ 7.74         0.03(b)        1.38           1.41        (0.06)           --        (0.06)
     Year Ended September 30,
       2004........................   $ 6.57         0.02(b)        1.19           1.21        (0.04)           --        (0.04)
     Year Ended September 30,
       2003........................   $ 6.07        (0.02)(b)       0.54           0.52        (0.02)           --        (0.02)
     Year Ended September 30,
       2002........................   $ 7.19        (0.07)(b)      (1.05)         (1.12)          --            --           --
     Year Ended September 30,
       2001........................   $12.24        (0.07)         (2.96)         (3.03)          --         (2.02)       (2.02)
    SPECIAL OPPORTUNITIES EQUITY
     FUND
     Year Ended September 30,
       2005........................   $12.95        (0.13)          2.59           2.46           --         (0.12)       (0.12)
     Year Ended September 30,
       2004........................   $10.50        (0.12)          2.65           2.53           --         (0.08)       (0.08)
     June 2, 2003 to September 30,
       2003 (a)....................   $10.00        (0.02)          0.52           0.50           --            --           --
    EQUITY INCOME FUND
     Year Ended September 30,
       2005........................   $10.34         0.16           1.77           1.93        (0.17)        (0.02)       (0.19)
     June 30, 2004 to September 30,
       2004 (a)....................   $10.00         0.03(b)        0.34           0.37        (0.03)           --        (0.03)
    INTERMEDIATE U.S. GOVERNMENT
     FUND
     Year Ended September 30,
       2005........................   $10.20         0.27(b)       (0.13)          0.14        (0.31)        (0.05)       (0.36)
     Year Ended September 30,
       2004........................   $10.53         0.21          (0.16)          0.05        (0.25)        (0.13)       (0.38)
     Year Ended September 30,
       2003........................   $10.73         0.27          (0.07)          0.20        (0.31)        (0.09)       (0.40)
     Year Ended September 30,
       2002........................   $10.35         0.39(c)        0.41(c)        0.80        (0.42)           --        (0.42)
     Year Ended September 30,
       2001........................   $ 9.69         0.45           0.65           1.10        (0.44)           --        (0.44)
    TOTAL RETURN BOND FUND
     (formerly known as the
       Intermediate Corporate Bond
       Fund)
     Year Ended September 30,
       2005........................   $10.59         0.30(b)       (0.18)          0.12        (0.36)        (0.03)       (0.39)
     Year Ended September 30,
       2004........................   $10.72         0.32          (0.07)          0.25        (0.38)           --        (0.38)
     Year Ended September 30,
       2003........................   $10.34         0.39           0.40           0.79        (0.41)           --        (0.41)
     Year Ended September 30,
       2002........................   $10.57         0.45(d)       (0.04)(d)       0.41        (0.47)        (0.17)       (0.64)
     Year Ended September 30,
       2001........................   $ 9.98         0.52           0.59           1.11        (0.52)           --        (0.52)

   ---------------
   * During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

   ** Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   (a)  Period from commencement of operations.

   (b) Per share net investment income (loss) has been calculated using the average daily shares method.

   (c) Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.41, $0.39 and 3.99%, respectively.

   (d) Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.46, $(0.05), and 4.51%, respectively.

   (e)  Not Annualized for periods less than one year.

   (f)  Annualized for periods less than one year.

   (g)  Amount is less than $0.005.

                                                           CLASS B SHARES

                                                          RATIO/SUPPLEMENTARY DATA
                                   ----------------------------------------------------------------------
                                                               RATIO OF NET
                                                  RATIO OF      INVESTMENT
        NET ASSET   TOTAL RETURN   NET ASSETS,   EXPENSES TO      INCOME         RATIO OF
         VALUE,      (EXCLUDES       END OF        AVERAGE      (LOSS) TO      EXPENSES TO     PORTFOLIO
         END OF        SALES         PERIOD          NET       AVERAGE NET       AVERAGE        TURNOVER
         PERIOD      CHARGE)(E)       (000)       ASSETS(F)     ASSETS(F)     NET ASSETS*(F)     RATE**
        ---------   ------------   -----------   -----------   ------------   --------------   ----------
         $19.31         13.75%       $22,148        1.89%          0.82%           1.99%          19.50%
         $17.12         16.75%       $26,309        1.95%          0.58%           2.06%          16.40%
         $14.75         16.74%       $26,215        1.91%          0.92%           2.05%          18.89%
         $12.75        (21.14)%      $24,849        1.98%          0.36%           2.12%          23.02%
         $16.68         (4.51)%      $33,489        1.99%          0.48%           2.13%          24.20%
         $ 8.47          8.89%       $12,621        1.89%         (0.36)%          1.99%          62.78%
         $ 7.80          5.98%       $13,845        1.96%         (1.08)%          2.08%         127.47%
         $ 7.36         15.72%       $14,217        1.93%         (1.10)%          2.07%          91.73%
         $ 6.36        (19.80)%      $13,040        2.03%         (1.32)%          2.17%         100.46%
         $ 7.93        (40.82)%      $17,089        2.05%         (1.24)%          2.19%          96.41%
         $13.16         19.94%       $ 4,534        1.89%          0.02%           1.99%         126.99%
         $15.30         19.31%       $ 3,582        1.98%          0.47%           2.10%          19.17%
         $12.91         19.31%       $ 2,071        1.95%          0.58%           2.10%          18.28%
         $10.90         (8.80)%      $ 1,158        1.91%          0.63%           2.12%          18.20%
         $13.10         (6.56)%      $    99        1.87%          2.22%           2.21%          27.04%
         $13.47         27.42%       $ 2,395        1.91%         (1.46)%          2.01%          92.74%
         $10.70         10.54%       $ 1,973        2.00%         (1.65)%          2.11%         138.61%
         $ 9.68         21.00%       $ 1,030        1.95%         (1.73)%          2.11%         125.97%
         $ 8.00        (13.20)%      $   507        1.76%         (1.52)%          2.07%         117.06%
         $ 9.79        (12.59)%      $    48        2.11%         (1.91)%          2.33%          90.11%
         $16.11         18.79%       $   259        2.05%          0.00%           2.27%           8.39%
         $14.06         24.56%       $   136        2.22%         (0.75)%          2.41%          11.25%
         $11.40         14.00%       $    29        2.69%         (0.93)%          2.69%          48.84%
         $ 9.09         18.34%       $ 2,007        2.20%          0.36%           2.33%          44.96%
         $ 7.74         18.47%       $ 2,140        2.33%          0.24%           2.42%          50.68%
         $ 6.57          8.63%       $ 2,012        2.40%         (0.37)%          2.41%         199.78%
         $ 6.07        (15.58)%      $ 2,056        2.43%         (1.01)%          2.43%          95.86%
         $ 7.19        (29.11)%      $ 2,680        2.49%         (1.19)%          2.49%         144.35%
         $15.29         19.09%       $21,911        2.06%         (1.18)%          2.08%          30.38%
         $12.95         24.17%       $13,215        2.15%         (1.51)%          2.30%          32.06%
         $10.50          5.00%       $ 4,360        1.80%         (1.16)%          2.50%          13.24%
         $12.08         18.79%       $ 5,611        1.87%          1.74%           2.09%          39.65%
         $10.34          3.66%       $ 1,672        2.29%          1.07%           2.65%           1.65%
         $ 9.98          1.33%       $ 5,725        1.71%          2.67%           1.84%         107.04%
         $10.20          0.55%       $ 6,883        1.80%          2.15%           1.92%          98.35%
         $10.53          1.86%       $ 7,869        1.82%          2.42%           1.92%         209.97%
         $10.73          7.96%       $ 5,981        1.85%          3.81%(c)        1.95%          79.36%
         $10.35         11.61%       $ 4,310        1.86%          4.38%           1.96%          84.76%
         $10.32          1.21%       $ 6,161        1.71%          2.87%           1.84%         173.14%
         $10.59          2.45%       $ 6,602        1.82%          3.09%           1.94%          31.95%
         $10.72          7.77%       $ 6,358        1.83%          3.61%           1.94%          43.98%
         $10.34          4.18%       $ 4,465        1.84%          4.39%(d)        1.99%          69.15%
         $10.57         11.41%       $ 1,976        1.73%          4.95%           1.90%         142.35%

OTHER INFORMATION ABOUT THE FUNDS


   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                                         INVESTMENT ACTIVITIES              DIVIDENDS
                                                              -------------------------------------------   ----------
                                                  NET ASSET                   NET REALIZED/
                                                   VALUE,          NET          UNREALIZED     TOTAL FROM      NET
                                                  BEGINNING    INVESTMENT     GAINS (LOSSES)   INVESTMENT   INVESTMENT
                                                  OF PERIOD   INCOME (LOSS)   ON INVESTMENTS   ACTIVITIES     INCOME
                                                  ---------   -------------   --------------   ----------   ----------
PRIME MONEY MARKET FUND
  Year Ended September 30, 2005.................   $ 1.00          0.01               --(b)        0.01        (0.01)
  Year Ended September 30, 2004.................   $ 1.00            --(b)            --(b)          --(b)        --(b)
  Year Ended September 30, 2003.................   $ 1.00            --(b)            --             --(b)        --(b)
  Year Ended September 30, 2002.................   $ 1.00          0.01               --           0.01        (0.01)
  Year Ended September 30, 2001.................   $ 1.00          0.04               --           0.04        (0.04)
U.S. TREASURY MONEY MARKET FUND
  Year Ended September 30, 2005.................   $ 1.00          0.01               --           0.01        (0.01)
  Year Ended September 30, 2004.................   $ 1.00            --(b)            --             --(b)        --(b)
  Year Ended September 30, 2003.................   $ 1.00            --(b)            --             --(b)        --(b)
  Year Ended September 30, 2002.................   $ 1.00          0.01               --           0.01        (0.01)
  Year Ended September 30, 2001.................   $ 1.00          0.04               --           0.04        (0.04)
CAPITAL MANAGER CONSERVATIVE GROWTH FUND
  Year Ended September 30, 2005.................   $ 9.30          0.16             0.45           0.61        (0.15)
  Year Ended September 30, 2004.................   $ 8.85          0.09(c)          0.45           0.54        (0.09)
  Year Ended September 30, 2003.................   $ 8.29          0.11             0.59           0.70        (0.10)
  Year Ended September 30, 2002.................   $ 9.13          0.15            (0.67)         (0.52)       (0.14)
  Year Ended September 30, 2001.................   $10.71          0.22            (0.98)         (0.76)       (0.24)
CAPITAL MANAGER MODERATE GROWTH FUND
  Year Ended September 30, 2005.................   $ 8.86          0.09(c)          0.77           0.86        (0.08)
  Year Ended September 30, 2004.................   $ 8.15          0.02(c)          0.71           0.73        (0.02)
  Year Ended September 30, 2003.................   $ 7.41          0.04             0.80           0.84        (0.09)
  Year Ended September 30, 2002.................   $ 8.75          0.05            (0.97)         (0.92)       (0.05)
  Year Ended September 30, 2001.................   $11.21          0.19            (1.74)         (1.55)       (0.19)
CAPITAL MANAGER GROWTH FUND
  Year Ended September 30, 2005.................   $ 8.55          0.05(c)          0.95           1.00        (0.04)
  Year Ended September 30, 2004.................   $ 7.70         (0.02)(c)         0.87           0.85           --
  Year Ended September 30, 2003.................   $ 6.80         (0.01)            0.91           0.90           --(b)
  Year Ended September 30, 2002.................   $ 8.42         (0.01)           (1.21)         (1.22)          --
  Year Ended September 30, 2001.................   $11.64          0.09            (2.42)         (2.33)       (0.12)
CAPITAL MANAGER EQUITY FUND
  Year Ended September 30, 2005.................   $ 9.36          0.01(c)          1.31           1.32        (0.01)
  Year Ended September 30, 2004.................   $ 8.30         (0.05)(c)         1.11           1.06           --
  Year Ended September 30, 2003.................   $ 7.28         (0.05)(c)         1.12           1.07           --
  Year Ended September 30, 2002.................   $ 8.93         (0.04)           (1.61)         (1.65)          --
  March 19, 2001 to September 30, 2001 (a)......   $10.00         (0.02)           (1.05)         (1.07)          --

                                                         DIVIDENDS
                                                  -----------------------
                                                      NET
                                                   REALIZED
                                                   GAINS ON       TOTAL
                                                  INVESTMENTS   DIVIDENDS
                                                  -----------   ---------
PRIME MONEY MARKET FUND
  Year Ended September 30, 2005.................        --        (0.01)
  Year Ended September 30, 2004.................        --           --(b)
  Year Ended September 30, 2003.................        --           --(b)
  Year Ended September 30, 2002.................        --        (0.01)
  Year Ended September 30, 2001.................        --        (0.04)
U.S. TREASURY MONEY MARKET FUND
  Year Ended September 30, 2005.................        --        (0.01)
  Year Ended September 30, 2004.................        --           --(b)
  Year Ended September 30, 2003.................        --           --(b)
  Year Ended September 30, 2002.................        --        (0.01)
  Year Ended September 30, 2001.................        --        (0.04)
CAPITAL MANAGER CONSERVATIVE GROWTH FUND
  Year Ended September 30, 2005.................        --        (0.15)
  Year Ended September 30, 2004.................        --        (0.09)
  Year Ended September 30, 2003.................     (0.04)       (0.14)
  Year Ended September 30, 2002.................     (0.18)       (0.32)
  Year Ended September 30, 2001.................     (0.58)       (0.82)
CAPITAL MANAGER MODERATE GROWTH FUND
  Year Ended September 30, 2005.................        --        (0.08)
  Year Ended September 30, 2004.................        --        (0.02)
  Year Ended September 30, 2003.................     (0.01)       (0.10)
  Year Ended September 30, 2002.................     (0.37)       (0.42)
  Year Ended September 30, 2001.................     (0.72)       (0.91)
CAPITAL MANAGER GROWTH FUND
  Year Ended September 30, 2005.................        --        (0.04)
  Year Ended September 30, 2004.................        --           --
  Year Ended September 30, 2003.................        --           --(b)
  Year Ended September 30, 2002.................     (0.40)       (0.40)
  Year Ended September 30, 2001.................     (0.77)       (0.89)
CAPITAL MANAGER EQUITY FUND
  Year Ended September 30, 2005.................        --        (0.01)
  Year Ended September 30, 2004.................        --           --
  Year Ended September 30, 2003.................     (0.05)       (0.05)
  Year Ended September 30, 2002.................        --           --
  March 19, 2001 to September 30, 2001 (a)......        --           --

------------
   * During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

  ** Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

 (a)  Period from commencement of operations.

 (b)  Amount is less than $0.005.

 (c) Per share net investment income (loss) has been calculated using the average daily shares method.

 (d)  Not Annualized for periods less than one year.

 (e)  Annualized for periods less than one year.

                                                           CLASS B SHARES

                                                                         RATIOS/SUPPLEMENTARY DATA
                                          ----------------------------------------------------------------------------------------
                                                                                  RATIO OF NET
                         TOTAL RETURN      NET ASSETS,     RATIO OF EXPENSES   INVESTMENT INCOME    RATIO OF EXPENSES   PORTFOLIO
    NET ASSET VALUE,      (EXCLUDES       END OF PERIOD       TO AVERAGE       (LOSS) TO AVERAGE       TO AVERAGE        TURNOVER
     END OF PERIOD     SALES CHARGE)(D)       (000)          NET ASSETS(E)       NET ASSETS(E)       NET ASSETS*(E)       RATE**
    ----------------   ----------------   --------------   -----------------   ------------------   -----------------   ----------
         $ 1.00               1.32%          $ 1,790             1.49%                1.28%               1.63%              --
         $ 1.00               0.06%          $ 2,280             1.20%                0.06%               1.70%              --
         $ 1.00               0.15%          $ 2,543             1.32%                0.16%               1.69%              --
         $ 1.00               0.60%          $ 2,730             1.67%                0.70%               1.77%              --
         $ 1.00               3.80%          $84,446             1.61%                3.58%               1.74%              --
         $ 1.00               1.09%          $   807             1.48%                1.05%               1.64%              --
         $ 1.00               0.05%          $   887             1.05%                0.05%               1.71%              --
         $ 1.00               0.16%          $ 1,126             1.12%                0.15%               1.70%              --
         $ 1.00               0.39%          $ 1,121             1.69%                0.48%               1.77%              --
         $ 1.00               3.56%          $18,449             1.63%                3.36%               1.73%              --
         $ 9.76               6.58%          $ 4,992             1.20%                1.64%               1.51%           52.50%
         $ 9.30               6.10%          $ 4,857             1.44%                0.93%               1.64%            2.47%
         $ 8.85               8.45%          $ 3,150             1.53%                1.07%               1.73%           33.03%
         $ 8.29              (5.94)%         $ 1,682             1.53%                1.49%               1.73%            6.29%
         $ 9.13              (7.50)%         $   916             1.58%                1.85%               1.78%           35.75%
         $ 9.64               9.72%          $21,909             1.24%                0.99%               1.55%           37.83%
         $ 8.86               8.94%          $19,049             1.49%                0.17%               1.69%            0.17%
         $ 8.15              11.29%          $ 8,929             1.50%                0.35%               1.70%           21.46%
         $ 7.41             (11.35)%         $ 4,384             1.56%                0.52%               1.76%           14.56%
         $ 8.75             (14.82)%         $ 3,096             1.55%                1.05%               1.75%           24.24%
         $ 9.51              11.68%          $17,141             1.23%                0.59%               1.57%           26.22%
         $ 8.55              11.04%          $13,730             1.50%               (0.23)%              1.73%            0.19%
         $ 7.70              13.31%          $ 9,142             1.55%               (0.16)%              1.75%           17.80%
         $ 6.80             (15.53)%         $ 5,712             1.62%               (0.35)%              1.82%            8.38%
         $ 8.42             (21.44)%         $ 4,720             1.60%                0.45%               1.80%           27.33%
         $10.67              14.11%          $ 7,515             1.21%                0.11%               1.58%            2.14%
         $ 9.36              12.77%          $ 5,720             1.52%               (0.54)%              1.81%            3.10%
         $ 8.30              14.74%          $ 2,475             1.70%               (0.69)%              1.90%            8.30%
         $ 7.28             (18.48)%         $ 1,302             1.67%               (0.94)%              1.87%            5.75%
         $ 8.93             (10.70)%         $   754             1.93%               (1.05)%              2.13%           10.10%

   OTHER INFORMATION ABOUT THE FUNDS


   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                                          INVESTMENT ACTIVITIES               DIVIDENDS
                                                               --------------------------------------------   ----------
                                                                                NET REALIZED/
                                                                                  UNREALIZED
                                                  NET ASSET       NET           GAINS (LOSSES)
                                                    VALUE,     INVESTMENT       ON INVESTMENTS   TOTAL FROM      NET
                                                  BEGINNING      INCOME          AND FOREIGN     INVESTMENT   INVESTMENT
                                                  OF PERIOD      (LOSS)           CURRENCIES     ACTIVITIES     INCOME
                                                  ----------   ----------       --------------   ----------   ----------
LARGE CAP VALUE FUND
 (formerly known as the Large Company Value
   Fund)
 Year Ended September 30, 2005..................    $17.09         0.14               2.19           2.33        (0.14)
 Year Ended September 30, 2004..................    $14.73         0.09               2.37           2.46        (0.10)
 Year Ended September 30, 2003..................    $12.74         0.13               1.99           2.12        (0.13)
 Year Ended September 30, 2002..................    $16.67         0.08              (3.45)         (3.37)       (0.08)
 February 1, 2001 to September 30, 2001 (a).....    $18.15         0.06              (1.47)         (1.41)       (0.07)
LARGE CAP GROWTH FUND
 (formerly known as the Large Company Growth
   Fund)
 Year Ended September 30, 2005..................    $ 7.81        (0.04)(b)           0.73           0.69        (0.03)
 Year Ended September 30, 2004..................    $ 7.37        (0.12)              0.56           0.44           --
 Year Ended September 30, 2003..................    $ 6.37        (0.08)(b)           1.08           1.00           --
 Year Ended September 30, 2002..................    $ 7.94        (0.10)(b)          (1.47)         (1.57)          --
 February 1, 2001 to September 30, 2001 (a).....    $11.75        (0.06)             (3.75)         (3.81)          --
MID CAP VALUE FUND
 Year Ended September 30, 2005..................    $15.30           --(b)(g)         3.02           3.02        (0.07)
 Year Ended September 30, 2004..................    $12.92         0.07(b)            2.41           2.48        (0.10)
 Year Ended September 30, 2003..................    $10.90         0.07(b)            2.04           2.11        (0.09)
 Year Ended September 30, 2002..................    $13.11         0.08              (1.04)         (0.96)       (0.10)
 July 25, 2001 to September 30, 2001 (a)........    $14.14         0.03              (1.03)         (1.00)       (0.03)
MID CAP GROWTH FUND
 Year Ended September 30, 2005..................    $10.70        (0.17)(b)           3.08           2.91           --
 Year Ended September 30, 2004..................    $ 9.69        (0.16)              1.17           1.01           --
 Year Ended September 30, 2003..................    $ 8.00        (0.15)              1.84           1.69           --
 Year Ended September 30, 2002..................    $ 9.79        (0.15)(b)          (1.01)         (1.16)          --
 July 25, 2001 to September 30, 2001 (a)........    $11.20        (0.01)             (1.40)         (1.41)          --
SMALL CAP FUND
 (formerly known as the Small Company Value
   Fund)
 Year Ended September 30, 2005..................    $14.06        (0.02)(b)           2.60           2.58        (0.12)
 Year Ended September 30, 2004..................    $11.40        (0.12)(b)           2.90           2.78           --
 May 19, 2003 to September 30, 2003 (a).........    $10.00        (0.05)(b)           1.45           1.40           --
INTERNATIONAL EQUITY FUND
 Year Ended September 30, 2005..................    $ 7.74         0.06(b)            1.36           1.42        (0.09)
 Year Ended September 30, 2004..................    $ 6.58         0.00(b)            1.20           1.20        (0.04)
 Year Ended September 30, 2003..................    $ 6.07        (0.07)(b)           0.60           0.53        (0.02)
 Year Ended September 30, 2002..................    $ 7.20        (0.07)             (1.06)         (1.13)          --
 February 1, 2001 to September 30, 2001 (a).....    $10.03        (0.02)             (2.81)         (2.83)          --
EQUITY INCOME FUND
 Year Ended September 30, 2005..................    $10.34         0.17               1.76           1.93        (0.18)
 June 30, 2004 to September 30, 2004 (a)........    $10.00         0.03(b)            0.34           0.37        (0.03)
SPECIAL OPPORTUNITIES EQUITY FUND
 Year Ended September 30, 2005..................    $12.95        (0.13)              2.60           2.47           --
 Year Ended September 30, 2004..................    $10.50        (0.11)              2.64           2.53           --
 June 2, 2003 to September 30, 2003 (a).........    $10.00        (0.02)              0.52           0.50           --
INTERMEDIATE U.S. GOVERNMENT FUND
 Year Ended September 30, 2005..................    $10.20         0.27(b)           (0.13)          0.14        (0.31)
 Year Ended September 30, 2004..................    $10.53         0.17              (0.12)          0.05        (0.25)
 Year Ended September 30, 2003..................    $10.74         0.26              (0.07)          0.19        (0.31)
 Year Ended September 30, 2002..................    $10.35         0.38(c)            0.43(c)        0.81        (0.42)
 February 1, 2001 to September 30, 2001 (a).....    $10.10         0.35               0.25           0.60        (0.35)
TOTAL RETURN BOND FUND
 (formerly known as the Intermediate Corporate Bond Fund)
 Year Ended September 30, 2005..................    $10.59         0.30(b)           (0.18)          0.12        (0.36)
 Year Ended September 30, 2004..................    $10.72         0.33              (0.08)          0.25        (0.38)
 Year Ended September 30, 2003..................    $10.33         0.39               0.41           0.80        (0.41)
 Year Ended September 30, 2002..................    $10.56         0.43(b)(d)           --(d)        0.43        (0.49)
 February 1, 2001 to September 30, 2001 (a).....    $10.39         0.35               0.17           0.52        (0.35)

                                                         DIVIDENDS
                                                  ------------------------

                                                  NET REALIZED
                                                    GAINS ON
                                                  INVESTMENTS
                                                  AND FOREIGN      TOTAL
                                                   CURRENCIES    DIVIDENDS
                                                  ------------   ---------
LARGE CAP VALUE FUND
 (formerly known as the Large Company Value
   Fund)
 Year Ended September 30, 2005..................         --        (0.14)
 Year Ended September 30, 2004..................         --        (0.10)
 Year Ended September 30, 2003..................         --        (0.13)
 Year Ended September 30, 2002..................      (0.48)       (0.56)
 February 1, 2001 to September 30, 2001 (a).....         --        (0.07)
LARGE CAP GROWTH FUND
 (formerly known as the Large Company Growth
   Fund)
 Year Ended September 30, 2005..................         --        (0.03)
 Year Ended September 30, 2004..................         --           --
 Year Ended September 30, 2003..................         --           --
 Year Ended September 30, 2002..................         --           --
 February 1, 2001 to September 30, 2001 (a).....         --           --
MID CAP VALUE FUND
 Year Ended September 30, 2005..................      (5.09)       (5.16)
 Year Ended September 30, 2004..................         --        (0.10)
 Year Ended September 30, 2003..................         --        (0.09)
 Year Ended September 30, 2002..................      (1.15)       (1.25)
 July 25, 2001 to September 30, 2001 (a)........         --        (0.03)
MID CAP GROWTH FUND
 Year Ended September 30, 2005..................      (0.14)       (0.14)
 Year Ended September 30, 2004..................         --           --
 Year Ended September 30, 2003..................         --           --
 Year Ended September 30, 2002..................      (0.63)       (0.63)
 July 25, 2001 to September 30, 2001 (a)........         --           --
SMALL CAP FUND
 (formerly known as the Small Company Value
   Fund)
 Year Ended September 30, 2005..................      (0.42)       (0.54)
 Year Ended September 30, 2004..................      (0.12)       (0.12)
 May 19, 2003 to September 30, 2003 (a).........         --           --
INTERNATIONAL EQUITY FUND
 Year Ended September 30, 2005..................         --        (0.09)
 Year Ended September 30, 2004..................         --        (0.04)
 Year Ended September 30, 2003..................         --        (0.02)
 Year Ended September 30, 2002..................         --           --
 February 1, 2001 to September 30, 2001 (a).....         --           --
EQUITY INCOME FUND
 Year Ended September 30, 2005..................      (0.02)       (0.20)
 June 30, 2004 to September 30, 2004 (a)........         --        (0.03)
SPECIAL OPPORTUNITIES EQUITY FUND
 Year Ended September 30, 2005..................      (0.12)       (0.12)
 Year Ended September 30, 2004..................      (0.08)       (0.08)
 June 2, 2003 to September 30, 2003 (a).........         --           --
INTERMEDIATE U.S. GOVERNMENT FUND
 Year Ended September 30, 2005..................      (0.05)       (0.36)
 Year Ended September 30, 2004..................      (0.13)       (0.38)
 Year Ended September 30, 2003..................      (0.09)       (0.40)
 Year Ended September 30, 2002..................         --        (0.42)
 February 1, 2001 to September 30, 2001 (a).....         --        (0.35)
TOTAL RETURN BOND FUND
 (formerly known as the Intermediate Corporate B
 Year Ended September 30, 2005..................      (0.03)       (0.39)
 Year Ended September 30, 2004..................         --        (0.38)
 Year Ended September 30, 2003..................         --        (0.41)
 Year Ended September 30, 2002..................      (0.17)       (0.66)
 February 1, 2001 to September 30, 2001 (a).....         --        (0.35)

------------

   * During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

  ** Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

 (a)  Period from commencement of operations.

 (b) Per share net investment income (loss) has been calculated using the average daily shares method.

 (c) Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.40, $0.41, and 3.99%, respectively.

 (d) Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.44, $(0.01), and 4.40%, respectively.

 (e)  Not annualized for periods less than one year.

 (f)  Annualized for periods less than one year.

 (g)  Amount is less than $0.005.

                                                           CLASS C SHARES

                                                          RATIOS/SUPPLEMENTARY DATA
                                          ----------------------------------------------------------
                                                                                   RATIO OF NET
                         TOTAL RETURN      NET ASSETS,     RATIO OF EXPENSES     INVESTMENT INCOME
    NET ASSET VALUE,   (EXCLUDES SALES    END OF PERIOD       TO AVERAGE       (LOSS) TO AVERAGE NET
     END OF PERIOD        CHARGE)(E)          (000)          NET ASSETS(F)           ASSETS(F)
    ----------------   ----------------   --------------   -----------------   ---------------------
         $19.28              13.77%          $   176             1.88%                  0.80%
         $17.09              16.72%          $   157             1.95%                  0.57%
         $14.73              16.72%          $   122             1.92%                  0.90%
         $12.74             (21.10)%         $    52             1.94%                  0.41%
         $16.67              (7.80)%         $    13             2.03%                  0.36%
         $ 8.47               8.90%          $    18             1.89%                 (0.43)%
         $ 7.81               5.97%          $    25             1.96%                 (1.08)%
         $ 7.37              15.70%          $    31             1.93%                 (1.10)%
         $ 6.37             (19.77)%         $    37             1.98%                 (1.23)%
         $ 7.94             (32.43)%         $     8             2.04%                 (1.34)%
         $13.16              19.97%          $   351             1.90%                  0.01%
         $15.30              19.20%          $   523             1.98%                  0.45%
         $12.92              19.40%          $   484             1.95%                  0.61%
         $10.90              (8.86)%         $   300             1.91%                  0.65%
         $13.11              (7.07)%         $     1             2.15%                  1.08%
         $13.47              27.42%          $    77             1.91%                 (1.46)%
         $10.70              10.42%          $   208             2.00%                 (1.65)%
         $ 9.69              21.13%          $   164             1.95%                 (1.71)%
         $ 8.00             (13.20)%         $   143             1.81%                 (1.58)%
         $ 9.79             (13.13)%         $     1             2.19%                 (1.91)%
         $16.10              18.71%          $     4             2.04%                 (0.12)%
         $14.06              24.56%          $     1             2.25%                 (0.89)%
         $11.40              14.00%          $     1             2.64%                 (1.15)%
         $ 9.07              18.38%          $    92             2.23%                  0.70%
         $ 7.74              18.30%          $     2             2.32%                 (0.04)%
         $ 6.58               8.80%          $     2             2.40%                 (1.06)%
         $ 6.07             (15.69)%         $     7             2.43%                 (0.98)%
         $ 7.20             (28.22)%         $     6             2.40%                 (1.35)%
         $12.07              18.74%          $ 8,683             1.87%                  1.77%
         $10.34               3.66%          $ 1,816             2.29%                  1.14%
         $15.30              19.16%          $30,299             2.06%                 (1.17)%
         $12.95              24.17%          $15,611             2.15%                 (1.51)%
         $10.50               5.00%          $ 4,052             1.80%                 (1.17)%
         $ 9.98               1.33%          $   274             1.71%                  2.66%
         $10.20               0.55%          $   607             1.80%                  2.15%
         $10.53               1.77%          $   836             1.82%                  2.57%
         $10.74               8.05%          $ 1,313             1.79%                  3.81%(c)
         $10.35               6.01%          $    40             1.98%                  4.26%
         $10.32               1.21%          $   218             1.71%                  2.88%
         $10.59               2.44%          $   257             1.82%                  3.09%
         $10.72               7.86%          $   282             1.83%                  3.61%
         $10.33               4.37%          $   318             1.89%                  4.28%(d)
         $10.56               5.07%          $    11             1.71%                  4.94%

          RATIOS/SUPPLEMENTARY DATA
     ------------------------------------

      RATIO OF EXPENSES       PORTFOLIO
          TO AVERAGE          TURNOVER
        NET ASSETS*(F)         RATE**
     --------------------   -------------
             1.98%              19.50%
             2.07%              16.40%
             2.06%              18.89%
             2.08%              23.02%
             2.16%              24.20%
             1.98%              62.78%
             2.08%             127.47%
             2.06%              91.73%
             2.12%             100.46%
             2.18%              96.41%
             2.00%             126.99%
             2.10%              19.17%
             2.10%              18.28%
             2.12%              18.20%
             2.52%              27.04%
             2.00%              92.74%
             2.11%             138.61%
             2.11%             125.97%
             2.13%             117.06%
             2.49%              90.11%
             2.25%               8.39%
             2.44%              11.25%
             2.64%              48.84%
             2.34%              44.96%
             2.42%              50.68%
             2.40%             199.78%
             2.43%              95.86%
             2.40%             144.35%
             2.08%              39.65%
             2.65%               1.65%
             2.08%              30.38%
             2.30%              32.06%
             2.52%              13.24%
             1.84%             107.04%
             1.92%              98.35%
             1.92%             209.07%
             1.89%              79.36%
             2.05%              84.76%
             1.84%             173.74%
             1.94%              31.95%
             1.94%              43.98%
             2.03%              69.15%
             1.85%             142.35%

   OTHER INFORMATION ABOUT THE FUNDS


   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                        INVESTMENT ACTIVITIES                            DIVIDENDS
                                               ----------------------------------------   ---------------------------------------
                                   NET ASSET      NET       NET REALIZED/
                                    VALUE,     INVESTMENT     UNREALIZED     TOTAL FROM      NET        NET REALIZED
                                   BEGINNING     INCOME     GAINS (LOSSES)   INVESTMENT   INVESTMENT      GAINS ON        TOTAL
                                   OF PERIOD     (LOSS)     ON INVESTMENTS   ACTIVITIES     INCOME      INVESTMENTS     DIVIDENDS
                                   ---------   ----------   --------------   ----------   ----------   --------------   ---------
PRIME MONEY MARKET FUND
  Year Ended September 30,
    2005.........................   $ 1.00         0.01             --(b)        0.01        (0.01)            --         (0.01)
  Year Ended September 30,
    2004.........................   $ 1.00           --(b)          --(b)          --(b)        --(b)          --            --(b)
  Year Ended September 30,
    2003.........................   $ 1.00           --(b)          --             --(b)        --(b)          --            --(b)
  January 30, 2002 to September
    30, 2002 (a).................   $ 1.00         0.01             --           0.01        (0.01)            --         (0.01)
U.S. TREASURY MONEY MARKET FUND
  Year Ended September 30,
    2005.........................   $ 1.00         0.01             --           0.01        (0.01)            --         (0.01)
  Year Ended September 30,
    2004.........................   $ 1.00           --(b)          --             --(b)        --(b)          --            --(b)
  Year Ended September 30,
    2003.........................   $ 1.00           --(b)          --             --(b)        --(b)          --            --(b)
  January 30, 2002 to September
    30, 2002 (a).................   $ 1.00           --(b)          --             --(b)        --(b)          --            --(b)
CAPITAL MANAGER CONSERVATIVE
  GROWTH FUND
  Year Ended September 30,
    2005.........................   $ 9.27         0.16           0.45           0.61        (0.15)            --         (0.15)
  Year Ended September 30,
    2004.........................   $ 8.82         0.09(c)        0.44           0.53        (0.08)            --         (0.08)
  Year Ended September 30,
    2003.........................   $ 8.26         0.09           0.61           0.70        (0.10)         (0.04)        (0.14)
  Year Ended September 30,
    2002.........................   $ 9.10         0.17          (0.69)         (0.52)       (0.14)         (0.18)        (0.32)
  February 1, 2001 to September
    30, 2001 (a).................   $10.06         0.10          (0.93)         (0.83)       (0.13)            --         (0.13)
CAPITAL MANAGER MODERATE GROWTH
  FUND
  Year Ended September 30,
    2005.........................   $ 8.91         0.09(c)        0.77           0.86        (0.08)            --         (0.08)
  Year Ended September 30,
    2004.........................   $ 8.18         0.01(c)        0.73           0.74        (0.01)            --         (0.01)
  Year Ended September 30,
    2003.........................   $ 7.42         0.03           0.82           0.85        (0.08)         (0.01)        (0.09)
  Year Ended September 30,
    2002.........................   $ 8.77         0.04          (0.97)         (0.93)       (0.05)         (0.37)        (0.42)
  February 1, 2001 to September
    30, 2001 (a).................   $10.23         0.05          (1.45)         (1.40)       (0.06)            --         (0.06)
CAPITAL MANAGER GROWTH FUND
  Year Ended September 30,
    2005.........................   $ 8.56         0.04(c)        0.95           0.99        (0.03)            --         (0.03)
  Year Ended September 30,
    2004.........................   $ 7.71        (0.02)(c)       0.87           0.85           --             --            --
  Year Ended September 30,
    2003.........................   $ 6.80        (0.01)(c)       0.93           0.92        (0.01)            --         (0.01)
  Year Ended September 30,
    2002.........................   $ 8.41        (0.02)         (1.19)         (1.21)          --          (0.40)        (0.40)
  February 1, 2001 to September
    30, 2001 (a).................   $10.41        (0.01)         (1.98)         (1.99)       (0.01)            --         (0.01)
CAPITAL MANAGER EQUITY FUND
  Year Ended September 30,
    2005.........................   $ 9.33        (0.01)(c)       1.32           1.31           --(b)          --            --(b)
  Year Ended September 30,
    2004.........................   $ 8.28        (0.05)(c)       1.10           1.05           --             --            --
  Year Ended September 30,
    2003.........................   $ 7.26        (0.05)(c)       1.12           1.07           --(b)       (0.05)        (0.05)
  Year Ended September 30,
    2002.........................   $ 8.92        (0.12)         (1.54)         (1.66)          --             --            --
  March 19, 2001 to September 30,
    2001 (a).....................   $10.00        (0.06)         (1.02)         (1.08)          --             --            --

---------------

  * During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

 ** Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)  Period from commencement of operations.

(b)  Amount is less than $0.005.

(c) Per share net investment income (loss) has been calculated using the average daily shares method.

(d)  Not Annualized for periods less than one year.

(e)  Annualized for periods less than one year.

                                                           CLASS C SHARES

                                                     RATIOS/SUPPLEMENTARY DATA
                                   -------------------------------------------------------------
                                                                                 RATIO OF
    NET ASSET     TOTAL RETURN      NET ASSETS,          RATIO OF             NET INVESTMENT
    VALUE, END   (EXCLUDES SALES   END OF PERIOD        EXPENSES TO          INCOME (LOSS) TO
    OF PERIOD      CHARGE)(D)          (000)       AVERAGE NET ASSETS(E)   AVERAGE NET ASSETS(E)
    ----------   ---------------   -------------   ---------------------   ---------------------
      $ 1.00           1.32%           $326                1.49%                    1.29%
      $ 1.00           0.06%           $453                1.20%                    0.06%
      $ 1.00           0.15%           $555                1.30%                    0.14%
      $ 1.00           0.28%           $314                1.60%                    0.40%
      $ 1.00           1.07%           $ 38                1.50%                    1.40%
      $ 1.00           0.05%           $  5                1.02%                    0.05%
      $ 1.00           0.16%           $  8                1.12%                    0.17%
      $ 1.00           0.18%           $ 10                1.60%                    0.27%
      $ 9.73           6.58%           $155                1.20%                    1.63%
      $ 9.27           6.06%           $180                1.44%                    0.93%
      $ 8.82           8.50%           $148                1.53%                    1.05%
      $ 8.26          (5.98)%          $ 62                1.52%                    1.45%
      $ 9.10          (8.30)%          $  2                1.71%                    1.58%
      $ 9.69           9.62%           $122                1.25%                    0.95%
      $ 8.91           9.08%           $178                1.49%                    0.17%
      $ 8.18          11.39%           $182                1.51%                    0.40%
      $ 7.42         (11.40)%          $307                1.58%                    0.53%
      $ 8.77         (13.75)%          $178                1.55%                    0.74%
      $ 9.52          11.61%           $ 37                1.26%                    0.43%
      $ 8.56          11.02%           $ 63                1.50%                   (0.23)%
      $ 7.71          13.48%           $ 52                1.54%                   (0.14)%
      $ 6.80         (15.43)%          $ 12                1.61%                   (0.34)%
      $ 8.41         (19.16)%          $  8                1.68%                   (0.30)%
      $10.64          14.15%           $ 19                1.27%                   (0.09)%
      $ 9.33          12.68%           $ 85                1.52%                   (0.54)%
      $ 8.28          14.78%           $ 28                1.73%                   (0.66)%
      $ 7.26         (18.61)%          $  1                1.94%                   (1.31)%
      $ 8.92         (10.80)%          $  1                1.87%                   (1.12)%

         RATIOS/SUPPLEMENTARY DATA
     ----------------------------------

            RATIO OF          PORTFOLIO
          EXPENSES TO         TURNOVER
     AVERAGE NET ASSETS*(E)    RATE**
     ----------------------   ---------
              1.64%                --
              1.70%                --
              1.69%                --
              1.65%                --
              1.66%                --
              1.71%                --
              1.70%                --
              1.64%                --
              1.52%             52.50%
              1.64%              2.47%
              1.73%             33.03%
              1.72%              6.29%
              1.73%             35.75%
              1.56%             37.83%
              1.69%              0.17%
              1.71%             21.46%
              1.78%             14.56%
              1.75%             24.24%
              1.59%             26.22%
              1.73%              0.19%
              1.74%             17.80%
              1.81%              8.38%
              1.86%             27.33%
              1.63%              2.14%
              1.81%              3.10%
              1.92%              8.30%
              1.94%              5.75%
              1.87%             10.10%

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

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

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

   You can get free copies of annual and semi-annual reports and the SAI, Prospectuses of other members of the BB&T Funds Family, or request other information and discuss your questions about the Fund by contacting a broker or bank that sells the Fund. Or contact the fund at:

                                   BB&T Funds
                               3435 Stelzer Road
                              Columbus, Ohio 43219
                           Telephone: 1-800-228-1872
                       Internet: http://www.bbtfunds.com*

* The Funds' website is not a part of this Prospectus.

You can review the Fund's annual and semi-annual reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

   - For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or calling 1-800-SEC-0330.

   - Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-06719.

BBT-PU-R 0206